As filed with the Securities and Exchange Commission on June 25, 2008
Securities Act File No. 333-[                    ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.
TRIANGLE CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)
3600 Glenwood Avenue, Suite 104
Raleigh, North Carolina 27612
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (919) 719-4770
Garland S. Tucker III
President and Chief Executive Officer
3600 Glenwood Avenue, Suite 104
Raleigh, North Carolina 27612
(Name and Address of Agent For Service)
COPIES TO:
John A. Good, Esq.
Bass, Berry & Sims PLC
100 Peabody Place, Suite 900
Memphis, Tennessee 38103-3672
Tel: (901) 543-5901
Fax: (888) 543-4644
Approximate Date of Proposed Public Offering: From time to time after the effective date of the Registration Statement.
     If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑
     It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum
	Aggregate Offering	Amount of
Title of Securities Being Registered	Price	Registration Fee
Common Stock, $0.001 par value per share	$300,000,000	$11,790 (1)

(1)   Pursuant to Rule 457(p) under the Securities Act of 1933, all of the $11,790 registration fee will be offset by the $11,790 registration fee paid by the Registrant in connection with its registration statement filed on June 11, 2008, file number 333-151606.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED JUNE 25, 2008
PROSPECTUS
$300,000,000
Common Stock
     We may offer, from time to time, up to $300,000,000 worth of our common stock, $0.001 par value per share in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) with the consent of the majority of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. Our common stockholders recently voted to allow us to issue common stock at a price below net asset value per share for a period of one year. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.
     Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.
     We are a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States, with an emphasis on the Southeast. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.
     Our common stock is listed on the Nasdaq Global Market under the symbol “TCAP.” On June 19, 2008, the last reported sale price of our common stock on the Nasdaq Global Market was $11.40 per share.

     Investing in our common stock is speculative and involves numerous risks, and you could lose your entire investment if any of the risks occurs. Among these risks is the risk associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 13.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     Please read this prospectus and the accompanying prospectus supplement, if any, before investing, and keep it for future reference. It concisely sets forth important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612, or by telephone at (919) 719-4770 or on our website at www.tcap.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

The date of this prospectus is                     , 2008.

ABOUT THIS PROSPECTUS
     This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $300,000,000 worth of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Additional Information” and “Risk Factors” before you make an investment decision.
     No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

PROSPECTUS SUMMARY
     This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including “Risk Factors,” “Selected Consolidated Financial and Other Data,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements contained elsewhere in this prospectus.
     Triangle Capital Corporation is a Maryland corporation incorporated on October 10, 2006, for the purpose of acquiring Triangle Mezzanine Fund LLLP, or Triangle SBIC, and its general partner, Triangle Mezzanine LLC, or TML, raising capital in its Initial Public Offering, or IPO, which closed on February 21, 2007 and, thereafter, operating as an internally managed business development company under the Investment Company Act of 1940, as amended, or the 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA. Simultaneously with the consummation of our IPO, we acquired all of the equity interests in Triangle SBIC and TML as described elsewhere in this prospectus under “Formation Transactions,” whereby Triangle SBIC became our wholly owned subsidiary. Unless otherwise noted in this prospectus or any accompanying prospectus supplement, the terms “we,” “us,” “our” and “Triangle” refer to Triangle SBIC prior to the IPO and to Triangle Capital Corporation and its subsidiaries currently existing.
Triangle Capital Corporation
     Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.
     We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) between $2.0 and $10.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.
     Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC as an SBIC and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of March 31, 2008, we had investments in 29 portfolio companies, with an aggregate cost of $121.4 million. After giving effect to investment transactions occurring subsequent to March 31, 2008, we have investments in 34 portfolio companies, with an aggregate cost of $159.6 million.
     Our principal executive offices are located at 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612, and our telephone number is 919-719-4770. We maintain a website on the Internet at www.tcap.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus.
     Our Business Strategy
     We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:
•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational opportunities associated with lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.

•	Maintaining Portfolio Diversification. While we focus our investments in lower middle market companies, we seek to diversify across various industries. We monitor our investment portfolio to ensure we have acceptable diversification, using industry and market metrics as key indicators. By monitoring our investment portfolio for diversification we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.

•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.
Our Investment Criteria
     We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.
•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $2.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.

Our Investment Portfolio
     As of March 31, 2008, we had investments in 29 portfolio companies with an aggregate cost of approximately $121.4 million. Our investment in Fischbein, LLC is our only investment which represents more than 10% of the total fair value of our investment portfolio. As of March 31, 2008, the weighted average yield on all of our outstanding debt investments (including payment-in-kind, or PIK, interest) was approximately 13.7%. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments) was approximately 12.5% as of March 31, 2008. There is no assurance that the portfolio yields will remain at these levels after the offering. The following table sets forth certain unaudited information as of March 31, 2008 for each portfolio company in which we had a debt or equity investment.

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Non-Control / Non-Affiliate Investments:

Ambient Air Corporation (6%)*	Specialty Trade	Subordinated Note
620 West Baldwin Road	Contractors	(12%, Due 03/11)	$3,144,654	$3,049,405	$3,049,405
Panama City, FL 32405		Subordinated Note
		(14%, Due 03/11)	1,872,075	1,872,075	1,872,075
		Common Stock Warrants
		(455 shares)		142,361	882,800

			5,016,729	5,063,841	5,804,280

APO Newco, LLC (5%)*	Commercial and	Subordinated Note
3080 Bartlett Corporate Drive	Consumer	(14%, Due 03/13)	4,337,078	4,314,941	4,314,941
Bartlett, TN 38133	Marketing Products	Unit purchase warrant
		(87,302 Class C units)		25,200	273,900

			4,337,078	4,340,141	4,588,841

ARC Industries, LLC (3%)*	Remediation Services	Subordinated Note
221 Dalton Avenue		(19%, Due 11/10)	2,434,027	2,434,027	2,434,027

Charlotte, NC 28225			2,434,027	2,434,027	2,434,027

Art Headquarters, LLC (3%)*	Retail, Wholesale	Subordinated Note
11885 44th Street	and Distribution	(14%, Due 01/10)	2,376,823	2,359,270	2,359,270
Clearwater, FL 33762		Membership unit
		warrants (15% of units
		(150 units))		40,800	—

			2,376,823	2,400,070	2,359,270

Assurance Operations Corp. (4%)*	Auto Components /	Subordinated Note
9341 Highway 43	Metal Fabrication	(17%, Due 03/12)	3,876,915	3,876,915	3,643,115
Killen, AL 35645		Common Stock (57 shares)		257,143	48,500

			3,876,915	4,134,058	3,691,615

Bruce Plastics, Inc. (1%)*	Plastic Component	Subordinated Note
4100 Steubenville Pike	Manufacturing	(14%, Due 10/11)	1,500,000	1,416,604	538,404
Pittsburgh, PA 15205		Common Stock Warrants
		(12% of common stock)		108,534	—

			1,500,000	1,525,138	538,404

CV Holdings, LLC (6%)*	Specialty	Subordinated Note
1030 Riverfront Center	Healthcare Products	(16%, Due 03/10)	5,052,217	5,052,217	5,052,217
Amsterdam, NY 12010	Manufacturer	Royalty rights		—	274,600

			5,052,217	5,052,217	5,326,817

Cyrus Networks, LLC (6%)*	Data Center	Senior Note
4201 Southwest Freeway	Services Provider	(8%, Due 07/13)	4,595,208	4,595,208	4,595,208
Houston, TX 77027		2nd Lien Note
		(11%, Due 01/14)	980,428	980,428	980,428
		Revolving Line of
		Credit (8%)	70,880	70,880	70,880

			5,646,516	5,646,516	5,646,516

DataPath, Inc. (1%)*	Satellite
350 Technology Pkwy., Suite 400	Communication	Common Stock
Norcross, GA 30092	Manufacturer	(210,263 shares)		101,500	576,400

				101,500	576,400

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Eastern Shore Ambulance, Inc.	Specialty Health	Subordinated Note
(1%)*	Care Services	(13%, Due 03/11)	$1,000,000	$961,318	$961,318
3303 Airline Blvd., Building 5A		Common Stock Warrants
Portsmouth, VA 23701		(6% of common stock)		55,268	11,200
		Common Stock
		(30 shares)		30,000	2,900

			1,000,000	1,046,586	975,418

Electronic Systems Protection,	Power Protection	Subordinated Note
Inc. (5%)*	Systems	(14%, Due 12/15)	3,013,833	3,013,833	3,013,833
517 North Industrial Drive	Manufacturing	Senior Note
Zebulon, NC 27577		(7%, Due 01/14)	997,110	997,110	997,110
		Common Stock
		(500 shares)		250,000	250,000

			4,010,943	4,260,943	4,260,943

Energy Hardware Holdings, LLC	Machined Parts	Subordinated Note
(4%)*	Distribution	(14.5%, Due 10/12)	3,285,819	3,285,819	3,285,819
2730 E. Phillips Road		Junior Subordinated Note
Greer, SC 29650		(8%, Due 10/12)	207,667	207,667	207,667

			3,493,486	3,493,486	3,493,486

FCL Graphics, Inc. (8%)*	Commercial Printing	Senior Note
4600 N. Olcott Ave.	Services	(7%, Due 10/12)	1,880,000	1,880,000	1,880,000
Harwood Heights, IL 60706		Senior Note
		(12%, Due 10/13)	2,000,000	2,000,000	2,000,000
		2nd Lien Note
		(18%, Due 4/14)	3,205,492	3,205,492	3,205,492

			7,085,492	7,085,492	7,085,492

Fire Sprinkler Systems, Inc. (3%)*	Specialty Trade	Subordinated Notes
705 E. Harrison Street,Suite 200	Contractors	(13%-17.5%, Due 04/11)	2,441,060	2,441,060	2,441,060
Corona, CA 92879		Common Stock (250
		shares)		250,000	—

			2,441,060	2,691,060	2,441,060

Flint Acquisition Corporation	Specialty Chemical	Subordinated Note
(5%)*	Manufacturer	(12.5%, Due 09/09)	3,750,000	3,750,000	3,750,000
115 Todd Court		Preferred Stock (9,875
Thomasville, NC 27360		shares)		308,333	1,097,100

			3,750,000	4,058,333	4,847,100

Garden Fresh Restaurant Corp.	Restaurant	2nd Lien Note
(4%)*		(13%, Due 12/11)	3,000,000	3,000,000	3,000,000
15822 Bernardo Center Drive		Membership Units
San Diego, CA 92127		(5,000 units)		500,000	450,900

			3,000,000	3,500,000	3,450,900

Gerli & Company (3%)*	Specialty Woven	Subordinated Note
75 Stark Street	Fabrics	(14%, Due 08/11)	3,129,726	3,076,896	3,076,896
Plains, PA 18705	Manufacturer	Common Stock Warrants
		(56,559 shares)		83,414	29,400

			3,129,726	3,160,310	3,106,296

Library Systems & Services, LLC	Municipal Business	Subordinated Note
(3%)*	Services	(12%, Due 03/11)	2,000,000	1,963,309	1,963,309
12850 Middlebrook Road		Common Stock Warrants
Germantown, MD 20874		(112 shares)		58,995	560,300

			2,000,000	2,022,304	2,523,609

Syrgis Holdings, Inc. (6%)*	Specialty Chemical	Senior Note (9%, Due
1025 Mary Laidley Drive	Manufacturer	08/12-02/14)	4,865,000	4,865,000	4,865,000
Covington, KY 41017		Common Units (2,114
		units)		1,000,000	1,000,000

			4,865,000	5,865,000	5,865,000

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
TrustHouse Services Group, Inc.	Food Management	Subordinated Note
(5%)*	Services	(14%, Due 03/15)	$4,200,000	$4,200,000	$4,200,000
21 Armory Drive		Class A Units
Wheeling, WV 26003		(1,495 units)		475,000	475,000
		Class B Units
		(79 units)		25,000	25,000

			4,200,000	4,700,000	4,700,000

Twin-Star International, Inc. (6%)*	Consumer Home	Subordinated Note
115 S.E. 4th Avenue	Furnishings	(13%, Due 04/14)	4,500,000	4,500,000	4,500,000
Delray Beach, FL 33483	Manufacturer	Senior Note (8%, Due
		04/13)	1,488,750	1,488,750	1,488,750

			5,988,750	5,988,750	5,988,750

Subtotal Non-Control / Non-Affiliate Investments			75,204,762	78,569,772	79,704,224

Affiliate Investments:

Asset Point, LLC (5%)*	Asset Management	Subordinated Note
770 Pelham Road, Suite 200	Software Provider	(15%, Due 03/13)	4,309,151	4,309,151	4,309,151
Greenville, SC 29615		Membership Units
		(10 units)		500,000	500,000

			4,309,151	4,809,151	4,809,151

	Industrial
Axxiom Manufacturing, Inc.(3%)*	Equipment	Subordinated Note
11927 South Highway 6	Manufacturer	(14%, Due 01/11)	2,091,861	2,091,861	2,091,861
Fresno, TX 77545		Common Stock (34,100
		shares)		200,000	428,000
		Common Stock Warrant
		(1,000 shares)		—	9,600

			2,091,861	2,291,861	2,529,461

Brantley Transportation, LLC	Oil and Gas Services	Subordinated Note —
(“Brantley Transportation”) and		Brantley Transportation
Pine Street Holdings, LLC		(14%, Due 12/12)	3,800,000	3,771,580	3,771,580
(“Pine Street”) (4) (4%)*		Common Unit Warrants —
808 N. Ruth Street		Brantley Transportation
Monahans, TX 79756		(4,560 common units)		33,600	33,600
		Preferred Units — Pine
		Street (200 units)		200,000	200,000
		Common Unit Warrants —
		Pine Street (2,220
		units)		—	—

			3,800,000	4,005,180	4,005,180

Dyson Corporation (12%)*	Custom Forging and	Subordinated Note
53 Freedom Road	Fastener	(15%, Due 12/13)	10,085,262	10,085,262	10,085,262
Painesville, OH 44077	Supplies	Class A Units
		(1,000,000 units)		1,000,000	1,000,000

			10,085,262	11,085,262	11,085,262

Equisales, LLC (7%)*	Energy Products and	Subordinated Note
13811 Cullen Blvd.	Services	(15%, Due 04/12)	6,176,325	6,176,325	6,176,325
Houston, TX 77047		Class A Units (500,000
		units)		500,000	500,000

			6,176,325	6,676,325	6,676,325

Genapure Corporation	Lab Testing Services	Genapure Common Stock
(“Genapure”) and Genpref, LLC		(4,286 shares)		500,000	675,122
(“Genpref”) (5) (1%)*		Genpref Preferred Stock
1205 Industrial Blvd.		(455 shares)		63,602	85,878

Southampton, PA 18966				563,602	761,000

Subtotal Affiliate Investments			26,462,599	29,431,381	29,866,379

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Control Investments:

Fischbein, LLC (14%)*	Packaging and	Subordinated Note
151 Walker Road	Materials Handling	(16.5%, Due 05/13)	$8,759,613	$8,759,613	$8,759,613
Statesville, NC 28625	Equipment	Membership Units
	Manufacturer	(4,200,000 units)		4,200,000	4,626,000

			8,759,613	12,959,613	13,385,613

Porter’s Group, LLC (5%)*	Metal Fabrication	Membership Units
1111 Oates Road		(4,730 units)		471,254	4,436,000

Bessemer City, NC 28016				471,254	4,436,000

Subtotal Control Investments			8,759,613	13,430,867	17,821,613

Total Investments, March 31, 2008 (135%)*			$110,426,974	$121,432,020	$127,392,216

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Interest rates on subordinated debt include cash interest rate and paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by our board of directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

(5)	Genpref is the sole owner of Genapure’s preferred stock, and its sole business purpose is its ownership of Genapure’s preferred stock.
Recent Developments
     On April 17, 2008, the Company’s loan to Flint Acquisition Corporation of approximately $3.8 million was repaid in full. In connection with the repayment, the Company recognized a prepayment fee of $37,500.
     On April 25, 2008, we invested $9.4 million in Jenkins Restoration, Inc. (“Jenkins”) consisting of $8.0 million in subordinated debt and $1.4 million in convertible debt. Jenkins, headquartered in Sterling, Virginia, is a provider of insurance restoration services, focusing on reconstruction and repair of damage to residential and commercial buildings caused by fire, wind, storm, vandalism or burglary.
     On April 29, 2008, the Company made an $8.0 million subordinated debt investment in American De-Rosa Lamparts, LLC and Hallmark Lighting (“ADL/Hallmark”). ADL/Hallmark, headquartered in California, markets a wide variety of lighting products, including fixtures, bulbs, electrical components, glass and hardware, to maintenance and repair organizations, lighting wholesalers, retailers and original equipment manufacturers.
     On April 30, 2008, the Company invested $13.0 million in subordinated debt in Yellowstone Landscape Group, Inc. (“Yellowstone”). Yellowstone, headquartered in Dallas, Texas, is a full-service lawn care provider focused primarily on the commercial market with services including lawn and landscape maintenance, construction/installation, irrigation, turf management and tree care throughout Texas and the Southeast.
     On June 2, 2008, we invested $8.0 million in subordinated debt in Inland Pipe Rehabilitation, LLC (“IPR”). IPR, headquartered in Detroit, Michigan, provides maintenance, inspection, cleaning, and repair services relating to piping, sewers, drains, and storm lines. In addition, we received a warrant to purchase a 2.5% membership interest in IPR.
     On June 12, 2008, we invested $3.5 million in subordinated debt in Wholesale Floors, Inc. (“WFI”). WFI, headquartered near Phoenix, Arizona, provides commercial flooring design and installation services for institutional and corporate clients. In addition, we received a warrant to purchase a 4.0% interest in WFI.
Formation
     Triangle Capital Corporation is a Maryland corporation formed on October 10, 2006, for the purpose of acquiring 100% of the equity interests in Triangle SBIC and TML, raising capital in our IPO and thereafter operating as an internally managed BDC under the 1940 Act. Triangle SBIC is our wholly owned subsidiary and is licensed to do business as an SBIC.
     We are a closed-end, non-diversified management investment company that has elected to be treated as a BDC under the 1940 Act. In addition, Triangle SBIC has elected to be treated as a BDC. We are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.
     As a BDC, we are required to comply with numerous regulatory requirements. We are permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt is limited in certain significant respects. See “Regulations.” We intend to file an application to be treated for federal income tax purposes as a regulated investment company, or RIC, under the

Internal Revenue Code of 1986, as amended, or the Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally do not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.
The Offering
     We may offer, from time to time, up to $300,000,000 worth of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering except (i) with the consent of the majority of our common stockholders (which we received from our stockholders at our May 7, 2008 Annual Meeting, for a period of one year) or (ii) under such other circumstances as the SEC may permit.
     Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.
     Set forth below is additional information regarding the offering of our common stock:

Nasdaq Global Market symbol	“TCAP”

Use of proceeds	We intend to use the net proceeds from selling our common stock to make investments in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes.

Dividends and distributions	We pay quarterly dividends to our stockholders out of assets legally available for distribution. Our dividends, if any, will be determined by our board of directors.

Taxation	We intend to elect to be treated as a RIC for federal income tax purposes with the filing of our 2007 corporate income tax return, which will be effective as of January 1, 2007. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value.

Risk factors	See “Risk Factors” beginning on page 13 and the other information included in this prospectus, or any prospectus supplement, for a discussion of factors you should carefully consider before deciding to invest in our common stock.

Available information	We are required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room in Washington, D.C. and on the SEC’s Internet website at www.sec.gov. We intend to provide much of the same information on our website at www.tcap.com. Information contained on our website is not part of this prospectus or any prospectus supplement and should not be relied upon as such.

FEES AND EXPENSES
     The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Triangle,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—	(1)
Dividend reinvestment plan expenses	—	(2)
Total stockholder transaction expenses (as a percentage of offering price)	—	(3)

Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	0.9	% (4)
Acquired fund fees and expenses	5.9	% (5)
Interest payments on borrowed funds	—	(6)
Total annual expenses	6.8	% (7)

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(3)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(4)	Operating expenses represent our estimated annual operating expenses, excluding interest payments on borrowed funds. We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals. We have allocated such operating costs associated with paying investment management professionals to both Triangle Capital Corporation and Triangle SBIC in the fees and expenses table.

(5)	Acquired fund fees and expenses include both direct expenses of Triangle SBIC, as well as operating costs associated with paying investment management professionals which are incurred by Triangle Capital Corporation and allocated to Triangle SBIC, which is wholly owned by Triangle Capital Corporation, for purposes of this fees and expenses table. You will incur these fees and expenses indirectly through Triangle Capital Corporation’s investment in Triangle SBIC. Triangle Capital Corporation deploys a significant amount of its investment capital through Triangle SBIC in order to take advantage of Triangle SBIC’s ability as an SBIC to borrow money by issuing fixed-rate, low interest debentures guaranteed by the SBA. Therefore, the acquired fund fees and expenses account for a significant portion of Triangle Capital Corporation’s total annual fees so long as Triangle Capital Corporation invests a significant amount of its capital through Triangle SBIC. However, since, as of March 31, 2008, SBA regulations limit the dollar amount of SBA guaranteed debentures that may be issued by any one SBIC to $130.6 million (which amount is subject to increase by the SBA on an annual basis based on cost of living increases), Triangle Capital Corporation intends to invest its capital through Triangle SBIC only until it has utilized the maximum amount of SBA guaranteed debentures. Upon Triangle SBIC’s reaching such maximum dollar amount, Triangle Capital Corporation will begin to deploy capital independently from Triangle SBIC.

(6)	Interest payments on borrowed funds equal “0.0%” in this particular line item because all interest payments on borrowed funds are considered expenses of Triangle SBIC, and, accordingly, such interest expenses are fully accounted for in the line item entitled, “Acquired fund fees and expenses.”

(7)	The total annual expenses are the sum of operating expenses, acquired fund fees and expenses and interest payments on borrowed funds. “Total annual expenses” as a percentage of average net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. The SEC requires that the “Total annual expenses” percentage be calculated as a percentage of average net assets, rather than average total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of average total assets, we estimate that our “Total annual expenses” would be approximately 5.4% of average total assets.

Example
     The following example is required by the Securities and Exchange Commission and demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no additional leverage and that our operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$70	$205	$335	$638
     The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The table above does not reflect additional SBA leverage that we intend to employ in the future. “Other expenses” are based on estimated amounts for the current fiscal year. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
     The selected historical financial and other data below reflects the operations of Triangle Capital Corporation and Triangle SBIC. The selected financial data at and for the fiscal years ended December 31, 2003, 2004, 2005, 2006 and 2007 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. The selected financial data at and for the three month period ended March 31, 2008 have been derived from unaudited financial data, and in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. Interim results at and for the three months ended March 31, 2008 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

						Three
						Months
						Ended
	Year Ended December 31,					March 31,
	2003	2004	2005	2006	2007	2008
			(Dollars in thousands)
Income statement data:
Investment income:
Total interest, fee and dividend income	$26	$1,969	$5,855	$6,443	$10,912	$3,727
Interest income from cash and cash equivalent investments	15	18	108	280	1,824	137

Total investment income	41	1,987	5,963	6,723	12,736	3,864
Expenses:
Interest expense	—	339	1,543	1,834	2,073	562
Amortization of deferred financing fees	—	38	90	100	113	40
Management fees	1,048	1,564	1,574	1,589	233	—
General and administrative expenses	165	83	58	115	3,894	1,348

Total expenses	1,213	2,024	3,265	3,638	6,313	1,950

Net investment income (loss)	(1,172)	(37)	2,698	3,085	6,423	1,914
Net realized gain (loss) on investments — non-control/non-affiliate	—	—	(3,500)	6,027	(760)	—
Net realized gain on investments —affiliate	—	—	—	—	141	—
Net unrealized appreciation (depreciation) of investments	—	(1,225)	3,975	(415)	3,061	(1,022)

Total net gain (loss) on investments	—	(1,225)	475	5,612	2,442	(1,022)
Provision for income taxes	—	—	—	—	(52)	(127)

Net increase (decrease) in net assets resulting from operations	$(1,172)	$(1,262)	$3,173	$8,697	$8,813	$765

Net investment income per share — basic and diluted	N/A	N/A	N/A	N/A	$0.95	$0.28
Net increase in net assets resulting from operations per share — basic and diluted	N/A	N/A	N/A	N/A	$1.31	$0.11
Net asset value per common share	N/A	N/A	N/A	N/A	$13.74	$13.85
Dividends declared per common share	N/A	N/A	N/A	N/A	$0.98	$—

	December 31,					March 31,
	2003	2004	2005	2006	2007	2008
	(Dollars in thousands)
Balance sheet data:
Assets:
Investments at fair value	$—	$19,701	$37,144	$54,996	$114,374	$127,392
Deferred loan origination revenue	(35)	(537)	(602)	(774)	(1,368)	(1,572)
Cash and cash equivalents	2,973	2,849	6,067	2,556	21,788	15,611
Interest and fees receivable	—	98	50	135	305	404
Prepaid expenses and other current assets	—	—	—	—	47	178
Deferred offering costs	—	—	—	1,021	—	—
Property and equipment, net	—	—	—	—	34	33
Deferred financing fees	—	823	1,085	985	999	1,753

Total assets	$2,938	$22,934	$43,744	$58,919	$136,179	$143,799

Liabilities and partners’ capital / net assets:
Accounts payable and accrued liabilities	$10	$—	$13	$825	$1,144	$644
Interest payable	—	230	566	606	699	186
Distribution / dividends payable	—	—	—	532	2,041	—
Income taxes payable	—	—	—	—	52	95
Deferred income taxes	—	—	—	—	1,760	1,586
SBA-guaranteed debentures payable	—	17,700	31,800	31,800	37,010	47,050

Total liabilities	10	17,930	32,379	33,763	42,706	49,561
Total partners’ capital / shareholders’ equity	2,928	5,004	11,365	25,156	93,473	94,238

Total liabilities and partners’ capital / net assets	$2,938	$22,934	$43,744	$58,919	$136,179	$143,799

Other data:
Weighted average yield on investments	—	15.5%	14.2%	13.3%	12.6%	12.5%
Number of portfolio companies	—	6	12	19	26	29
Expense ratios (annualized, as percentage of average net assets):
Operating expenses	107.4%	32.2%	21.3%	8.3%	4.4%	5.7%
Interest expense and deferred financing fees	—	7.4	21.4	9.5	2.4	2.6

Total expenses	107.4%	39.6%	42.7%	17.8%	6.8%	8.3%

SELECTED QUARTERLY FINANCIAL DATA
     The following tables set forth certain quarterly financial information for the quarter ended March 31, 2008 and for each of the eight quarters ended with the quarter ended December 31, 2007. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the past fiscal year or for any future quarter.

Quarter Ended
March 31,
2008
Total investment income	$3,863,984
Net investment income	1,913,695
Net increase in net assets resulting from operations	765,391
Net investment income per share	$0.28

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007
Total investment income	$2,112,116	$3,287,224	$3,594,287	$3,742,216
Net investment income	804,730	1,643,998	1,992,001	1,982,480
Net increase in net assets resulting from operations	1,065,835	2,230,084	3,366,681	2,150,498
Net investment income per share	$0.12	$0.25	$0.30	$0.29

	Quarter Ended			`
	March 31,	June 30,	September 30,	December 31,
	2006	2006	2006	2006
Total investment income	$1,401,965	$1,898,543	$1,713,483	$1,708,813
Net investment income	505,638	994,711	830,057	754,910
Net increase in net assets resulting from operations	505,638	4,190,320	1,058,757	2,942,626

RISK FACTORS
     Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
Our financial condition and results of operations will depend on our ability to manage and deploy capital effectively.
     Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy our capital, which will depend, in turn, on our management team’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria. We cannot assure you that we will achieve our investment objective.
     Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment.
     Even if we are able to grow and build upon our investment operations in a manner commensurate with the increased capital available to us as a result of an offering, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described in this prospectus, or any prospectus supplement, it could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.
Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.
     Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. Typically there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our board of directors based on input from management, a third party independent valuation firm and our audit committee.
     Our board of directors utilizes the services of an independent valuation firm, presently Duff & Phelps, LLC, to assist in determining the fair value of any securities. The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, is to a certain degree subjective and dependent on the judgment of our board. Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flows and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.
We may face increasing competition for investment opportunities.
     We compete for investments with other BDCs and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Moreover, alternative investment vehicles, such as hedge funds, have begun to invest in areas they have not traditionally invested in, including making investments in lower middle market companies. As a result of these new entrants, competition for investment opportunities in lower middle market companies may intensify. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.
We are dependent upon our key investment personnel for our future success.
     We depend on the members of our senior management team, particularly Garland S. Tucker III, Brent P.W. Burgess and Steven C. Lilly, for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. We entered into employment agreements with Messrs. Tucker, Burgess and Lilly upon consummation of our initial public offering.
Our success depends on attracting and retaining qualified personnel in a competitive environment.
     We have recently experienced increased competition in attracting and retaining qualified personnel, particularly investment professionals, and we may be unable to maintain or grow our business if we cannot attract and retain such personnel. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.
     The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel could have a material adverse effect on our business.
Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
     We expect that members of our management team will maintain their relationships with financial institutions, private equity and other non-bank investors, investment bankers, commercial bankers, attorneys, accountants and consultants, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.
We have limited operating history as a business development company and as a regulated investment company, which may impair your ability to assess our prospects.
     The 1940 Act imposes numerous constraints on the operations of BDCs. Prior to the consummation of our initial public offering in February 2007, we had not operated, and our management team had no experience operating, as a BDC under the 1940 Act or as a RIC under Subchapter M of the Code. As a result, we have limited operating results under these regulatory frameworks that can demonstrate to you either their effect on our business or our ability to manage our business under these frameworks. Our management team’s limited experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we raise additional capital.
     Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:
          Senior Securities. Currently we, through Triangle SBIC, issue debt securities guaranteed by the SBA. In the future, we may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:
•	Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.
          Additional Common Stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. At our Annual Stockholders Meeting on May 7, 2008, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year. In any such case, however, the price at which our common stock are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders (though not in conjunction with this prospectus) at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.
Our wholly-owned subsidiary, Triangle SBIC, is licensed by the SBA, and therefore subject to SBA regulations.
     Triangle SBIC, our wholly-owned subsidiary, is licensed to act as a small business investment company and is regulated by the SBA. Under current SBA regulations, a licensed SBIC can provide capital to those entities that have a tangible net worth not exceeding $18.0 million and an average annual net income after federal income taxes not exceeding $6.0 million for the two most recent fiscal years. In addition, a licensed SBIC must devote 20.0% of its investment activity to those entities that have a tangible net worth not exceeding $6.0 million and an average annual net income after federal income taxes not exceeding $2.0 million for the two most recent fiscal years. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause Triangle SBIC to forego attractive investment opportunities that are not permitted under SBA regulations.
     Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. If Triangle SBIC fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit Triangle SBIC’s use of debentures, declare outstanding debentures immediately due and payable, and/or limit Triangle SBIC from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us because Triangle SBIC is our wholly owned subsidiary.
Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.
     Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we intend to use leverage to partially finance our investments, you will experience increased risks of investing in our common stock. We, through Triangle SBIC, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on Triangle SBIC’s assets that are superior to the claims of our common stockholders. We may also borrow from banks and other lenders in the future. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.
     As a BDC, we are generally required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.
     On March 31, 2008, we, through Triangle SBIC, had $47.1 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 5.7%.
     Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

	Assumed Return on Our Portfolio
	(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%

Corresponding net return to stockholder (1)	(18.1)%	(10.5)%	(2.8)%	4.8%	12.4%

(1)	Assumes $143.8 million in total assets, $47.1 million in debt outstanding, $94.2 million in net assets and an average cost of funds of 5.66%, which was our weighted average borrowing cost at March 31, 2008.
     Our ability to achieve our investment objectives may depend in part on our ability to achieve additional leverage on favorable terms by issuing debentures guaranteed by the SBA or by borrowing from banks, or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.
SBA regulations limit the outstanding dollar amount of SBA guaranteed debentures that may be issued by an SBIC or group of SBIC’s under common control.
     The SBA regulations currently limit the dollar amount of SBA guaranteed debentures that can be issued by any one SBIC or group of SBICs under common control to $130.6 million (such amount being subject to increase on an annual basis based on cost of living increases). Moreover, an SBIC may not borrow an amount in excess of two times its regulatory capital. As of March 31, 2008, Triangle SBIC had issued $47.1 million in debentures guaranteed by the SBA. With $65.3 million of regulatory capital as of March 31, 2008, Triangle SBIC has the current capacity to issue up to a total of $130.6 million of SBA guaranteed debentures, subject to the payment of a 1% commitment fee to the SBA on the amount of the commitment. While we cannot presently predict whether or not we will borrow the maximum permitted amount, if we reach the maximum dollar amount of SBA guaranteed debentures permitted, and thereafter require additional capital, our cost of capital may increase, and there is no assurance that we will be able to obtain additional financing on acceptable terms.
     Moreover, Triangle SBIC’s current status as an SBIC does not automatically assure that Triangle SBIC will continue to receive SBA guaranteed debenture funding. Receipt of SBA leverage funding is dependent upon Triangle SBIC continuing to be in compliance with SBA regulations and policies and there being funding available. The amount of SBA leverage funding available to SBICs is dependent upon annual Congressional authorizations and in the future may be subject to annual Congressional appropriations. There can be no assurance that there will be sufficient debenture funding available at the times desired by Triangle SBIC.

     The debentures guaranteed by the SBA have a maturity of ten years and require semi-annual payments of interest. Triangle SBIC will need to generate sufficient cash flow to make required interest payments on the debentures. If Triangle SBIC is unable to meet its financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to Triangle SBIC’s assets over our stockholders in the event we liquidate Triangle SBIC or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, the SBA must approve our independent directors before Triangle SBIC will be permitted to issue additional debentures guaranteed by the SBA.
We may experience fluctuations in our quarterly results.
     We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our ability to enter into and exit investment transactions with our affiliates is restricted.
     Except in those instances where we have received prior exemptive relief from the SEC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5.0% or more of our outstanding voting securities is deemed our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25.0% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC. These restrictions could limit or prohibit us from making certain attractive investments that we might otherwise make absent such restrictions.
We have filed an application with the SEC requesting exemptive relief from certain provisions of the 1940 Act and the Securities and Exchange Act of 1934.
     The 1940 Act prohibits certain transactions between us, Triangle SBIC and their affiliates without first obtaining an exemptive order from the SEC. We have filed an application with the SEC requesting an order exempting Triangle SBIC and us from certain provisions of the 1940 Act and from certain reporting requirements mandated by the Securities and Exchange Act of 1934, or the Exchange Act. This application is currently under review by the SEC. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that an exemptive order will be granted. Delays and costs involved in obtaining necessary approvals may make certain transactions impracticable or impossible to consummate, and there is no assurance that the application for exemptive relief will be granted by the SEC.
Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
     Our board of directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. Moreover, we will have significant flexibility in investing the net proceeds of the offering and may use the net proceeds from an offering in ways with which investors may not agree or for purposes other than those contemplated at the time of the offering.
We will be subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code, which will adversely affect our results of operations and financial condition.
     To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.
•	We intend to elect to be treated as a RIC under the Code, which generally will allow us to avoid being subject to an entity level tax. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements. The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4.0% nondeductible federal excise tax, however, to the extent that we do not satisfy certain additional minimum distribution requirements on a calendar year basis. See “Material U.S. Federal

Income Tax Considerations.” Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.
•	The income source requirement will be satisfied if we obtain at least 90.0% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50.0% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25.0% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
     If we fail to qualify for or maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may not be able to pay you dividends, our dividends may not grow over time, and a portion of dividends paid to you may be a return of capital.
     We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be harmed by, among other things, the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay dividends. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, Triangle SBIC’s compliance with applicable SBIC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.
     When we make quarterly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
     For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.
     Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”
Triangle SBIC, as an SBIC, may be unable to make distributions to us that will enable us to meet regulated investment company requirements, which could result in the imposition of an entity-level tax.
     In order for us to continue to qualify as a RIC, we will be required to distribute on an annual basis substantially all of our taxable income, including income from our subsidiaries, including Triangle

SBIC. As all of our investments will initially be made by Triangle SBIC, we will be substantially dependent on Triangle SBIC for cash distributions to enable us to meet the RIC distribution requirements. Triangle SBIC may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to qualify as a RIC. We may have to request a waiver of the SBA’s restrictions for Triangle SBIC to make certain distributions to maintain our status as a RIC. We cannot assure you that the SBA will grant such waiver and if Triangle SBIC is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of an entity-level tax on us.
Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.
     In order to satisfy the requirements applicable to a RIC and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains recognized after we become a RIC, some or all of which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200.0%. This requirement limits the amount that we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales may be disadvantageous. In addition, issuance of additional securities could dilute the percentage ownership of our current stockholders in us.
     While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
     We, Triangle SBIC, and our portfolio companies will be subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA’s current debenture program could have a significant impact on our ability to obtain lower-cost leverage and, therefore, our competitive advantage over other finance companies.
     Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our management team to other types of investments in which our management team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Efforts to comply with the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with the Sarbanes-Oxley Act may adversely affect us.
     We are subject to the Sarbanes-Oxley Act of 2002, and the related rules and regulations promulgated by the SEC. Among other requirements, under Section 404 of the Sarbanes-Oxley Act and rules and regulations of the SEC thereunder, our management is required to report on our internal controls over financial reporting. We are required to review on an annual basis our internal controls over financial reporting, and on a quarterly and annual basis to evaluate and disclose significant changes in our internal controls over financial reporting. We have and expect to continue to incur significant expenses related to compliance with the Sarbanes-Oxley Act, which will negatively impact our financial performance and our ability to make distributions. In addition, this process results in a diversion of management’s time and attention. Since we have a limited operating history as a company subject to the Sarbanes-Oxley Act, we cannot assure you that our internal controls over financial reporting will continue to be effective. In the event that we are unable to maintain compliance with the Sarbanes-Oxley Act and related rules, we may be adversely affected.

Risks Related to Our Investments
Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
Investing in lower middle market companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.
     In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.
The lack of liquidity in our investments may adversely affect our business.
     We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.
We may not have the funds or ability to make additional investments in our portfolio companies.
     We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
     We invest primarily in senior subordinated debt as well as equity issued by lower middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
     Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.
Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
     Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. Further, there is a risk that such collateral securing our investments may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.
     The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.
If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.
     As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70.0% of our total assets are qualifying assets. For further detail, see “Regulation.”
     We believe that substantially all of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).
We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.
     We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.
We generally will not control our portfolio companies.
     We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
     Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in investment income, net investment income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
     An economic downturn could disproportionately impact the industries in which we invest, causing us to be more vulnerable to losses in our portfolio, which could negatively impact our financial results. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our loan originations and investments and negatively impact our financial results.
Defaults by our portfolio companies will harm our operating results.
     A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.
As of March 31, 2008, our investment in Fischbein, LLC constitutes greater than 10% of our investment portfolio’s total fair value, and its default or underperformance may significantly adversely affect our overall financial condition.
     As of March 31, 2008, our investment in Fischbein, LLC (“Fischbein”) constitutes more than 10% of our investment portfolio’s total fair value. If Fischbein were to default on its debt obligations to us, or if Fischbein’s value were to significantly decline, our operating results and overall financial condition may be adversely affected, as we have significant debt and equity investments committed in Fischbein as of the date of this prospectus.
Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
     As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
     We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.
Changes in interest rates may affect our cost of capital and net investment income.
     Most of our debt investments will bear interest at fixed rates, and the value of these investments could be negatively affected by increases in market interest rates. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, a situation which could reduce the value of our common stock. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates.
We may not realize gains from our equity investments.
     Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.
Risks Relating to an Offering of Our Common Stock
We may be unable to invest a significant portion of the net proceeds raised from an offering on acceptable terms, which would harm our financial condition and operating results.
     Delays in investing the net proceeds raised in an offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.
     We anticipate that, depending on market conditions and the amount of any particular offering, it may take a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of any offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any dividends that we pay during such period may be substantially lower than the dividends that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.
Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value.
     Shares of closed-end investment companies, including BDCs, frequently trade at a discount from net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price without first obtaining the approval of our stockholders and our independent directors. At our Annual Stockholders Meeting on May 7, 2008, our stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year.
Investing in our common stock may involve an above average degree of risk.
     The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.
The market price of our common stock may be volatile and fluctuate significantly.
     Fluctuations in the trading prices of our shares may adversely affect the liquidity of the trading market for our shares and, if we seek to raise capital through future equity financings, our ability to raise such equity capital. The market price and liquidity of the market for our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	inability to obtain certain exemptive relief from the SEC;

•	loss of RIC status or Triangle SBIC’s status as an SBIC;

•	changes in our earnings or variations in our operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

•	loss of a major funding source;

•	fluctuations in interest rates;

•	the operating performance of companies comparable to us;

•	departure of our key personnel;

•	global or national credit market changes; and

•	general economic trends and other external factors.
     As illustrated by recent events in the market for subprime loans, and mortgage securities generally, the market for any security is subject to volatility. The loans and securities purchased by us and issued by us are no exception to this fundamental investment truism that prices will fluctuate, although we lack any material exposure to the subprime and mortgage markets.

If a substantial number of shares become available for sale and are sold in a short period of time, the market price of our common stock could decline.
     As of March 31, 2008, we had 6,803,863 shares of common stock outstanding. Sales of substantial amounts of our common stock, or the availability of shares for sale, including those offered hereby, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.
Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
     The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our Company or the removal of our incumbent directors. Specifically, our board of directors may adopt resolutions to classify our board of directors so that stockholders do not elect every director on an annual basis. Also, our articles of incorporation provide that a director may be removed only for cause by the vote of at least two-thirds of the votes entitled to be cast for the election of directors generally. In addition, our bylaws provide that a special meeting of stockholders may be called by the stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.
     In addition, subject to the provisions of the 1940 Act, our articles of incorporation permit our board of directors, without stockholder action, to authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our board of directors may, without stockholder action, amend our articles of incorporation to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.
Terrorist attacks, acts of war or national disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.
     Terrorist acts, acts of war or national disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
We could face losses and potential liability if intrusion, viruses or similar disruptions to our technology jeopardize our confidential information or that of users of our technology.
     Although we have implemented, and will continue to implement, security measures, our technology platform is and will continue to be vulnerable to intrusion, computer viruses or similar disruptive problems caused by transmission from unauthorized users. The misappropriation of proprietary information could expose us to a risk of loss or litigation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
     Some of the statements in this prospectus and the accompanying prospectus supplement, if any, constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:
•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
     In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and the accompanying prospectus supplement, if any. Other factors that could cause actual results to differ materially include:
•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.
     You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus or the accompanying prospectus supplement, if any. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

FORMATION TRANSACTIONS
     Triangle Capital Corporation is a recently organized Maryland corporation, formed on October 10, 2006, for the purposes of acquiring 100% of the equity interests in Triangle SBIC and its general partner, TML, raising capital in our IPO, which was completed in February 2007 and thereafter operating as an internally managed business development company under the 1940 Act.
     On February 21, 2007, concurrently with the closing of our IPO, we consummated the following formation transactions:
•	Triangle Capital Corporation acquired 100% of the limited partnership interests in Triangle SBIC in exchange for approximately 1.4 million shares of Triangle’s common stock, having an aggregate value of $21,250,000 based on the IPO price. Triangle SBIC became our wholly owned subsidiary, retained its SBIC license, continues to hold its existing investments and will make new investments with the proceeds from our IPO.
•	Triangle Capital Corporation acquired 100% of the equity interests in TML, the general partner of Triangle SBIC, in exchange for 500,000 shares of Triangle’s common stock, having an aggregate value of $7,500,000 based on the IPO price.
     The IPO consisted of the sale of 4,770,000 shares of our common stock at a price of $15.00 per share, resulting in net proceeds to us of approximately $64.7 million after deducting offering costs. Triangle contributed approximately $44.0 million of the net proceeds of the IPO (after the underwriters’ exercise of their over-allotment option) to Triangle SBIC, and Triangle SBIC has made and will continue to make new investments with the net proceeds of the IPO and proceeds from SBA guaranteed debentures issued from time to time by Triangle SBIC.
     The following diagram depicts our ownership structure immediately after the IPO and consummation of the formation transactions:

(1)	Based on 6,686,760 shares of common stock outstanding immediately after the IPO and consummation of the Formation Transactions.

BUSINESS DEVELOPMENT COMPANY AND REGULATED INVESTMENT COMPANY ELECTIONS
     As a result of the IPO and the formation transactions described above, we and Triangle SBIC are closed-end, non-diversified management investment companies that have elected to be treated as BDCs under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code with the filing of our 2007 corporate income tax return, which will be effective as of January 1, 2007. Our election to be regulated as a BDC and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects on our future operations of our election to be regulated as a BDC and our election to be treated as a RIC are outlined below.
We report our investments at market value or fair value with changes in value reported through our statement of operations.
     We report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith by our board of directors. Changes in these values will be reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) of investments.” See “Business — Valuation Process and Determination of Net Asset Value.”
We intend to distribute substantially all of our income to our stockholders. We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).
     We intend to elect to be treated as a RIC under Subchapter M of the Code with the filing of our 2007 corporate income tax return, which will be effective as of January 1, 2007. As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses. In addition, we may retain certain net long-term capital gains and elect to treat such net capital gains as deemed distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.”
     Provided we qualify for tax treatment as a RIC, we generally are required to pay U.S. federal income taxes only on the portion of our net taxable income and gains that we do not distribute (actually or constructively). We may in the future form direct or indirect wholly-owned taxable subsidiaries. Some of the wholly-owned subsidiaries may be treated as corporations for U.S. federal income tax purposes, and as a result, such subsidiaries will be subject to tax at regular corporate rates. Although, as a RIC, dividends and distributions of capital received by us from any taxable subsidiary and distributed to our stockholders would not be subject to federal income taxes, the taxable subsidiary would generally be subject to federal and state income taxes on its income. As a result, the net return to us on such investments held by such subsidiaries would be reduced to the extent that the subsidiaries are subject to income taxes.
Our ability to use leverage as a means of financing our portfolio of investments will be limited.
     As a BDC, we are required to meet a coverage ratio of total assets to total senior securities of at least 200.0%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Additionally, our ability to continue to utilize leverage as a means of financing our portfolio of investments is limited by this asset coverage test.
     We have filed a request with the SEC for exemptive relief to allow us to take certain actions that would otherwise be prohibited by the 1940 Act, as applicable to BDCs. In addition, we have requested that the SEC allow us to exclude any indebtedness guaranteed by the SBA and issued by Triangle SBIC from the 200.0% asset coverage requirements applicable to us. While the SEC has granted exemptive relief in substantially similar circumstances in the past, no assurance can be given that our exemptive order will be granted.
We are required to comply with the provisions of the 1940 Act applicable to business development companies.
     As a BDC, we are required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we are required to comply with other applicable provisions of the 1940 Act, including those requiring the adoption of a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

USE OF PROCEEDS
     Unless otherwise specified in any prospectus supplement accompanying this prospectus, we intend to use the net proceeds from the sale of our common stock for investment and general corporate purposes. We intend to invest the net proceeds in lower middle market companies in accordance with our investment objective and strategies and for working capital and general corporate purposes. We plan to raise new equity when we have attractive investment opportunities available. Pending such use, we will invest the net proceeds of any offering primarily in short-term securities consistent with our BDC election and our election to be taxed as a RIC. See “Regulation — Temporary Investments.”
     Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
     Our common stock is traded on the Nasdaq Global Market under the symbol “TCAP.” The following table sets forth, for each fiscal quarter since our initial public offering, the range of high and low sales prices of our common stock as reported on the Nasdaq Global Market, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter. The stock quotations are inter-dealer quotations and do not include mark-ups, mark-downs or commissions and as such do not necessarily represent actual transactions.

		Price Range
				Premium/Discount	Premium/Discount	Cash
				of High Sales	of Low Sales Price	Dividend
	NAV(1)	High	Low	Price to NAV(2)	to NAV(2)	Per Share(3)
Year ended December 31, 2007
February 15, 2007 to March 31, 2007(4)	$13.57	$16.00	$13.45	118%	99%	$ 0.00
Second Quarter	$13.75	$15.79	$13.58	115%	99%	$ 0.15
Third Quarter	$13.99	$14.99	$11.95	107%	85%	$ 0.26
Fourth Quarter	$13.74	$14.50	$10.75	106%	78%	$ 0.57
Year ended December 31, 2008
First Quarter	$13.85	$13.40	$10.50	97%	76%	$ —

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	Our stock began trading on the Nasdaq Global Market on February 15, 2007.
     The last reported price for our common stock on May 30, 2008 was $11.78 per share. As of May 30, 2008, we had 70 stockholders of record.
     Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our IPO in February 2007, our shares of common stock have traded for amounts both less than and exceeding our net asset value.
     We intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, are determined by our board of directors. We intend to elect to be taxed as a RIC under Subchapter M of the Code, with the filing of our 2007 corporate income tax return, which will be effective as of January 1, 2007. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

     To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our net ordinary income for the calendar year, (2) 98.0% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
     The selected historical financial and other data below reflects the operations of Triangle Capital Corporation and Triangle SBIC. The selected financial data at and for the fiscal years ended December 31, 2003, 2004, 2005, 2006 and 2007 have been derived from our financial statements that have been audited by Ernst & Young LLP, an independent registered public accounting firm. The selected financial data at and for the three month period ended March 31, 2008 have been derived from unaudited financial data, and in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim period. Interim results at and for the three months ended March 31, 2008 are not necessarily indicative of the results that may be expected for the year ending December 31, 2008. You should read this selected financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto.

						Three
						Months
						Ended
	Year Ended December 31,					March 31,
	2003	2004	2005	2006	2007	2008
	(Dollars in thousands)
Income statement data:
Investment income:
Total interest, fee and dividend income	$26	$1,969	$5,855	$6,443	$10,912	$3,727
Interest income from cash and cash equivalent investments	15	18	108	280	1,824	137

Total investment income	41	1,987	5,963	6,723	12,736	3,864
Expenses:
Interest expense	—	339	1,543	1,834	2,073	562
Amortization of deferred financing fees	—	38	90	100	113	40
Management fees	1,048	1,564	1,574	1,589	233	—
General and administrative expenses	165	83	58	115	3,894	1,348

Total expenses	1,213	2,024	3,265	3,638	6,313	1,950

Net investment income (loss)	(1,172)	(37)	2,698	3,085	6,423	1,914
Net realized gain (loss) on investments — non-control/non-affiliate	—	—	(3,500)	6,027	(760)	—
Net realized gain on investments —affiliate	—	—	—	—	141	—
Net unrealized appreciation (depreciation) of investments	—	(1,225)	3,975	(415)	3,061	(1,022)

Total net gain (loss) on investments	—	(1,225)	475	5,612	2,442	(1,022)
Provision for income taxes	—	—	—	—	(52)	(127)

Net increase (decrease) in net assets resulting from operations	$(1,172)	$(1,262)	$3,173	$8,697	$8,813	$765

Net investment income per share — basic and diluted	N/A	N/A	N/A	N/A	$0.95	$0.28
Net increase in net assets resulting from operations per share — basic and diluted	N/A	N/A	N/A	N/A	$1.31	$0.11
Net asset value per common share	N/A	N/A	N/A	N/A	$13.74	$13.85
Dividends declared per common share	N/A	N/A	N/A	N/A	$0.98	$—

	December 31,					March 31,
	2003	2004	2005	2006	2007	2008
	(Dollars in thousands)
Balance sheet data:
Assets:
Investments at fair value	$—	$19,701	$37,144	$54,996	$114,374	$127,392
Deferred loan origination revenue	(35)	(537)	(602)	(774)	(1,368)	(1,572)
Cash and cash equivalents	2,973	2,849	6,067	2,556	21,788	15,611
Interest and fees receivable	—	98	50	135	305	404
Prepaid expenses and other current assets	—	—	—	—	47	178
Deferred offering costs	—	—	—	1,021	—	—
Property and equipment, net	—	—	—	—	34	33
Deferred financing fees	—	823	1,085	985	999	1,753

Total assets	$2,938	$22,934	$43,744	$58,919	$136,179	$143,799

Liabilities and partners’ capital / net assets:
Accounts payable and accrued liabilities	$10	$—	$13	$825	$1,144	$644
Interest payable	—	230	566	606	699	186
Distribution / dividends payable	—	—	—	532	2,041	—
Income taxes payable	—	—	—	—	52	95
Deferred income taxes	—	—	—	—	1,760	1,586
SBA-guaranteed debentures payable	—	17,700	31,800	31,800	37,010	47,050

Total liabilities	10	17,930	32,379	33,763	42,706	49,561
Total partners’ capital / shareholders’ equity	2,928	5,004	11,365	25,156	93,473	94,238

Total liabilities and partners’ capital / net assets	$2,938	$22,934	$43,744	$58,919	$136,179	$143,799

Other data:
Weighted average yield on investments	—	15.5%	14.2%	13.3%	12.6%	12.5%
Number of portfolio companies	—	6	12	19	26	29
Expense ratios (annualized, as percentage of average net assets):
Operating expenses	107.4%	32.2%	21.3%	8.3%	4.4%	5.7%
Interest expense and deferred financing fees	—	7.4	21.4	9.5	2.4	2.6

Total expenses	107.4%	39.6%	42.7%	17.8%	6.8%	8.3%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
     The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the combined financial statements and related notes and other financial information appearing elsewhere in this prospectus.
     The following discussion is designed to provide a better understanding of our consolidated financial statements, including a brief discussion of our business, key factors that impacted our performance and a summary of our operating results. As discussed further in Note 1 to our unaudited financial statements, on February 21, 2007, concurrent with the closing of our initial public offering (the “IPO”), we acquired Triangle Mezzanine Fund LLLP (“Triangle SBIC”) and Triangle SBIC’s General Partner, Triangle Mezzanine LLC (“TML”) in exchange for shares of our common stock. These acquisitions constituted an exchange of shares between entities under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations, the financial data and information discussed herein for the three months ended March 31, 2007 are presented as if the acquisition had occurred as of January 1, 2007.
     The following discussion should be read in conjunction with the financial statements and the notes thereto included herein. Historical results and percentage relationships among any amounts in the financial statements are not necessarily indicative of trends in operating results for any future periods.
Overview of our Business
     We are a Maryland corporation incorporated on October 10, 2006, for the purposes of acquiring Triangle SBIC and TML, raising capital in the IPO and thereafter operating as an internally managed business development company, or BDC, under the Investment Company Act of 1940, or 1940 Act. Triangle SBIC is licensed as a small business investment company, or SBIC, by the United States Small Business Administration, or SBA, and has also elected to be treated as a BDC. Triangle SBIC has invested primarily in debt instruments, equity investments, warrants and other securities of lower middle market privately held companies located in the United States. Upon the consummation of the IPO, we completed the Formation Transactions described herein this prospectus, at which time Triangle SBIC became our wholly-owned subsidiary, and the former partners of Triangle SBIC became our stockholders.
     Our business is to provide capital to lower middle market companies in the United States. We define lower middle market companies as those with annual revenues between $10.0 and $100.0 million. We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and annual earnings before interest, taxes, depreciation and amortization, or EBITDA, between $2.0 and $10.0 million.
     We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests. Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments.
     We generate revenues in the form of interest income, primarily from our investments in debt securities, loan origination and other fees and dividend income. Fees generated in connection with our debt investments are recognized over the life of the loan using the effective interest method or, in some cases, recognized as earned. In addition, we generate revenue in the form of capital gains, if any, on warrants or other equity-related securities that we acquire from our portfolio companies. Our debt investments generally have a term of between three and seven years and typically bear interest at fixed rates between 11.0% and 15.0% per annum. Certain of our debt investments have a form of interest, referred to as payment-in-kind interest, or PIK, that is not paid currently but that is accrued and added to the loan balance and paid at the end of the term. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest. Cash interest on our debt investments is generally payable monthly; however, some of our debt investments pay cash interest on a quarterly basis. As of March 31, 2008 and December 31, 2007, the weighted average yield on all of our outstanding debt investments (including PIK interest) was approximately 13.7% and 13.9%, respectively. The weighted average yield on all of our outstanding investments (including equity and equity-linked investments) was approximately 12.5% and 12.6% as of March 31, 2008 and December 31, 2007, respectively.
     Triangle SBIC is eligible to sell debentures guaranteed by the SBA to the capital markets at favorable interest rates and invest these funds in portfolio companies. We intend to continue to operate Triangle SBIC as an SBIC and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to make additional investments and thus enhance returns to our stockholders.

Portfolio Composition
     The total value of our investment portfolio was $127.4 million as of March 31, 2008, as compared to $114.4 million as of December 31, 2007 and $55.0 million as of December 31, 2006. As of March 31, 2008, we had investments in 29 portfolio companies with an aggregate cost of $121.4 million. As of December 31, 2007, we had investments in 26 portfolio companies with an aggregate cost of $107.2 million. As of December 31, 2006, we had investments in 19 portfolio companies with an aggregate cost of $52.7 million. As of both March 31, 2008 and December 31, 2007, we had one portfolio investment that represented greater than 10% of the total fair value of our investment portfolio. As of December 31, 2006, none of our portfolio investments represented greater than 10% of the total fair value of our investment portfolio.
     As of March 31, 2008 and December 31, 2007 and 2006, our investment portfolio consisted of the following investments:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

March 31, 2008:
Subordinated debt and 2nd lien notes	$94,155,068	78%	$93,043,068	73%
Senior debt	15,896,948	13	15,896,948	12
Equity shares	10,831,832	9	16,376,800	13
Equity warrants	548,172	—	1,800,800	2
Royalty rights	—	—	274,600	—

	$121,432,020	100%	$127,392,216	100%

December 31, 2007:
Subordinated debt and 2nd lien notes	$82,171,781	76%	$82,171,781	72%
Senior debt	14,798,137	14	14,798,137	13
Equity shares	9,699,689	9	15,335,900	13
Equity warrants	548,172	1	1,870,500	2
Royalty rights	—	—	197,900	—

	$107,217,779	100%	$114,374,218	100%

December 31, 2006:
Subordinated debt and 2nd lien notes	$48,788,108	93%	$47,323,885	86%
Equity shares	2,714,833	5	5,633,283	10
Equity warrants	1,158,411	2	1,789,260	3
Royalty rights	—	—	250,000	1

	$52,661,352	100%	$54,996,428	100%

Investment Activity
     During the quarter ended March 31, 2008, we made three new investments totaling $13.8 million, one additional debt investment in an existing portfolio company of $0.3 million and one additional equity investment in an existing portfolio company of approximately $0.1 million. We also sold one investment in a portfolio company for approximately $0.2 million, resulting in no realized gain or loss as the proceeds from the sale equaled the cost basis of the investment. In addition, we received normal principal repayments and PIK interest repayments totaling approximately $0.3 million in the three months ended March 31, 2008. Total portfolio investment activity for the three months ended March 31, 2008 was as follows:

Three Months
Ended
March 31, 2008
Fair value of portfolio, January 1, 2008	$114,374,218
New investments	14,123,791
Proceeds from sale of investment	(175,000)
Principal repayments and payment-in-kind interest payments received	(327,553)
Payment-in-kind interest earned	568,583
Accretion of loan discounts	24,420
Unrealized loss on investments	(1,196,243)

Fair value of portfolio, March 31, 2008	$127,392,216

Weighted average yield on debt investments as of March 31, 2008	13.7%

Weighted average yield on total investments as of March 31, 2008	12.5%

     During the year ended December 31, 2007, we made nine new investments totaling $62.2 million, one additional debt investment in an existing portfolio company of $1.9 million and one additional equity investment in an existing portfolio company of approximately $0.1 million. In 2007, we sold one investment in a portfolio company for approximately $1.3 million, resulting in a realized loss of approximately $1.4 million. We also received principal prepayments from two portfolio companies totaling $3.2 million, which resulted in a realized gain of approximately $0.1 million. In the fourth quarter of 2007, we sold an equity investment in a portfolio company for total proceeds of $0.9 million, resulting in a realized gain of approximately $0.6 million and we received a principal prepayment from this portfolio company of $4.2 million, which resulted in a realized gain of approximately $0.1 million. In addition, we received normal principal repayments and PIK interest payments totaling approximately $1.0 million in the year ended December 31, 2007.
     Total portfolio investment activity for the year ended December 31, 2007 was as follows:

Year Ended
December 31, 2007
Fair value of portfolio, January 1, 2007	$54,996,428
New investments	64,159,172
Proceeds from sale of investment	(2,227,124)
Principal repayments and payment in kind interest payments received	(8,483,843)
Payment in kind interest earned	1,521,114
Accretion/writeoff of loan discounts	205,725
Net realized loss on investments	(618,620)
Net unrealized gain on investments	4,821,366

Fair value of portfolio, December 31, 2007	$114,374,218

Weighted average yield on debt investments as of December 31, 2007	13.9%

Weighted average yield on total investments as of December 31, 2007	12.6%

Results of Operations
Comparison of three months ended March 31, 2008 and March 31, 2007
Investment Income
     For the three months ended March 31, 2008, total investment income was $3.9 million, an 83% increase from $2.1 million of total investment income for the three months ended March 31, 2007. This increase was primarily attributable to a $2.0 million increase in total loan interest, fee and dividend income due to net increase in our portfolio investments from March 31, 2007 to March 31, 2008 offset by a $0.2 million decrease in interest income from cash and cash equivalent investments due to (i) a significant decrease in average cash balances in the first quarter of 2008 over the comparable period in 2007 and (ii) a decrease in overall interest rates.
Expenses
     For the three months ended March 31, 2008, expenses increased by 49% to $2.0 million from $1.3 million for the three months ended March 31, 2007. The increase in expenses was primarily attributable to a $0.8 million increase in general and administrative expenses. As a result of the IPO and the Formation Transactions described in Note 1 to our unaudited financial statements, we are an internally managed investment company and on February 21, 2007, we began incurring general and administrative costs associated with employing our executive officers, key investment personnel and corporate professionals and other general corporate overhead costs. As of March 31, 2008, we had twelve full-time employees, as compared to nine full-time employees as of March 31, 2007. In addition, we experienced an increase in general and administrative costs in 2008 associated with being a publicly-traded company, such as increased insurance, accounting, corporate governance and legal costs. These increases in general and administrative costs were partially offset by a $0.2 million decrease in management fees. We incurred no management fees in the first quarter of 2008 compared to $0.2 million in management fees in the first quarter of 2007.
Net Investment Income
     As a result of the $1.8 million increase in total investment income and the $0.6 million increase in expenses, net investment income for the three months ended March 31, 2008 was $1.9 million compared to net investment income of $0.8 million during the three months ended March 31, 2007.
Net Increase in Net Assets Resulting From Operations
     We recorded no realized gains or losses on investments in the three months ended March 31, 2008. For the three months ended March 31, 2007, net realized loss on investments was $1.5 million, all of which related to one investment.
     In the three months ended March 31, 2008, we recorded net unrealized depreciation of investments in the amount of $1.0 million, comprised of unrealized gains on seven investments totaling $0.7 million and unrealized losses on nine investments totaling $1.7 million. During the three months ended March 31, 2007, we recorded net unrealized appreciation of investments in the amount of $1.7 million, comprised primarily of an unrealized gain reclassification adjustment of approximately $1.5 million related to the realized loss noted above. In addition, in the three months ended March 31, 2007, we recorded unrealized gains on eleven other investments totaling $0.9 million and unrealized losses on five investments totaling $0.6 million.
     As a result of these events, our net increase in net assets from operations during the three months ended March 31, 2008 was $0.8 million as compared to $1.1 million for the three months ended March 31, 2007.
Comparison of years ended December 31, 2007 and December 31, 2006
Investment Income
     For the year ended December 31, 2007, total investment income was $12.7 million, an 89.4% increase from $6.7 million of total investment income for the year ended December 31, 2006. This increase was primarily attributable to a $4.5 million increase in total loan interest, fee, dividend income and PIK interest due to a net increase in our portfolio investments from December 31, 2006 to December 31, 2007. Fee income, consisting primarily of loan prepayment fees, debt amendment fees and certain management and advisory fees was approximately $0.5 million for the year ended December 31, 2007 compared with $0.2 for the year ended December 31, 2006. In addition, interest income from cash and cash equivalent investments increased by $1.5 million due to a significant increase in average cash balances in 2007 over 2006 resulting from the receipt of proceeds of $64.7 million from our Offering in February 2007.

Expenses
     For the year ended December 31, 2007, expenses increased by 73.5% to $6.3 million from $3.6 million for the year ended December 31, 2006. The increase in expenses was primarily attributable to a $3.8 million increase in general and administrative expenses and an increase in interest expense of approximately $0.2 million. As a result of the Offering and the Formation Transactions described in Note 1 to our financial statements, we are now an internally managed investment company and, on February 21, 2007, we began incurring general and administrative costs associated with employing our executive officers, key investment personnel and corporate professionals and other general corporate overhead costs. In addition, we experienced an increase in general and administrative costs associated with being a publicly-traded company, such as increased insurance, accounting, corporate governance and legal costs. These increases in general and administrative costs were partially offset by a $1.4 million decrease in management fees. We incurred a full year of management fees in 2006 and only incurred management fees through February 21, 2007 in 2007.
Net Investment Income
     As a result of the $6.0 million increase in total investment income and the $2.7 million increase in expenses, net investment income for the year ended December 31, 2007 was $6.4 million compared to net investment income of $3.1 million during the year ended December 31, 2006.
Net Increase in Net Assets Resulting From Operations
     For the year ended December 31, 2007, net realized loss on non-control/non-affiliate investments was $0.8 million which related to a realized loss on one investment of $1.4 million, offset by a realized gain on a second investment of $0.6 million. In addition, we recognized a realized gain of $0.1 million on an affiliate investment during the year ended December 31, 2007. This realized gain resulted from the writeoff of original issue discount related to the prepayment of the portfolio company’s outstanding subordinated note. During the year ended December 31, 2007, we recorded net unrealized appreciation of investments, net of income taxes, in the amount of $3.1 million, comprised partially of net unrealized appreciation/depreciation reclassification adjustments of approximately $1.1 million related to the realized gain and loss noted above. In addition, in the year ended December 31, 2007, we recorded unrealized appreciation, net of tax, on nine other investments totaling $4.3 million and unrealized depreciation on 11 investments totaling $2.3 million.
     For the year ended December 31, 2006, net realized gain on non-control/non-affiliate investments was $6.0 million which related to realized gains on two investments. During the year ended December 31, 2006, we recorded net unrealized depreciation of investments in the amount of $0.4 million, consisting of (i) unrealized depreciation on three investments totaling $1.6 million, (ii) an unrealized depreciation reclassification adjustment of approximately $0.7 million related to the realized gains noted above and (iii) unrealized appreciation on ten investments totaling $1.9 million.
     In the year ended December 31, 2007, we recognized an income tax provision related to an investment held in one of our Taxable Subsidiaries, as discussed in Note 1 to our Financial Statements under “Income Taxes.”
     As a result of these events, our net increase in net assets from operations during the year ended December 31, 2007 was $8.8 million as compared to $8.7 million for the year ended December 31, 2006.
Comparison of years ended December 31, 2006 and December 31, 2005
Investment Income
     For the year ended December 31, 2006, total investment income was $6.7 million, a 12.7%, increase from $6.0 million of total investment income for the year ended December 31, 2005. The increase was primarily attributable to a $0.8 million increase in total loan interest, fee and dividend income due to the addition of 11 new investments totaling $25.0 million which were closed during the year ended December 31, 2006.
Expenses
     For the year ended December 31, 2006, expenses increased by 11.4% to $3.6 million from $3.3 million for the year ended December 31, 2005. The increase in expenses was primarily attributable to a $0.3 million increase in interest expense relating to our SBA-guaranteed debentures, of which there were $31.8 million outstanding for the entire year ended December 31, 2006, and which had an average balance outstanding substantially less than that amount during the year ended December 31, 2005.

Net Investment Income
     As a result of the $0.8 million increase in total investment income and the $0.4 million increase in expenses, net investment income for the year ended December 31, 2006, was $3.1 million compared to net investment income of $2.7 million during the year ended December 31, 2005.
Net Increase in Net Assets Resulting From Operations
     For the year ended December 31, 2006, net realized gain on non-control/non-affiliate investments was $6.0 million which related to realized gains on two investments. During the year ended December 31, 2006, we recorded net unrealized depreciation of investments in the amount of $0.4 million, consisting of (i) unrealized depreciation on three investments totaling $1.6 million, (ii) an unrealized depreciation reclassification adjustment of approximately $0.7 million related to the realized gains noted above and (iii) unrealized appreciation on ten investments totaling $1.9 million.
     For the year ended December 31, 2005, net realized loss on investments was $3.5 million which related to a loss on one investment. During the year ended December 31, 2005, we recorded net unrealized appreciation in the amount of $4.0 million, comprised of $2.8 million of unrealized appreciation on two of our portfolio companies and the reclassification of an unrealized loss to a realized loss in the amount of $1.2 million.
     As a result of these events, our net increase in net assets from operations during the year ended December 31, 2006 was $8.7 million as compared to $3.2 million for the year ended December 31, 2005.
Liquidity and Capital Resources
     We believe that our current cash and cash equivalents on hand, our available SBA leverage and our anticipated cash flows from operations will be adequate to meet our cash needs for our daily operations for at least the next twelve months.
Cash Flows
     For the three months ended March 31, 2008, we experienced a net decrease in cash and cash equivalents in the amount of $6.2 million. During that period, our operating activities used $13.4 million in cash, consisting primarily of new portfolio investments of $14.1 million, and we generated $7.2 million of cash from financing activities, consisting of proceeds from borrowings under SBA guaranteed debentures payable of $10.0 million, partially offset by financing fees paid to the SBA of $0.8 million and cash dividends paid of $2.0 million. At March 31, 2008, we had $15.6 million of cash and cash equivalents on hand.
     For the three months ended March 31, 2007, we experienced a net increase in cash and cash equivalents in the amount of $70.2 million. During that period, our operating activities provided $1.1 million in cash, and we generated $69.1 million of cash from financing activities, consisting primarily of (i) proceeds from our IPO of $64.7 million, (ii) proceeds from borrowings under SBA guaranteed debentures payable of $4.0 million and (iii) a decrease in deferred offering costs of $1.0 million, partially offset by financing fees paid to the SBA of $0.1 million. At March 31, 2007, we had $72.8 million of cash and cash equivalents on hand.
     For the year ended December 31, 2007, we experienced a net increase in cash and cash equivalents in the amount of $19.2 million. During that period, our operating activities used $47.8 million in cash, and we generated $67.1 million of cash from financing activities, consisting of (i) proceeds from our Offering of $64.7 million, (ii) proceeds from the issuance of SBA guaranteed debentures of $5.2 million and (iii) a decrease in deferred offering costs of $1.0 million, partially offset by cash dividends paid of $3.0 million, tax distributions to partners of $0.7 million and financing fees paid to the SBA of $0.1 million. At December 31, 2007, we had $21.8 million of cash and cash equivalents on hand.
     For the year ended December 31, 2006, we experienced a net decrease in cash and cash equivalents in the amount of $3.5 million. During that period, we used $8.1 million in cash to fund operating activities and we generated $4.6 million of cash from financing activities, consisting of limited partner capital contributions in the amount of $10.6 million offset by a cash distribution to limited partners in the amount of $5.0 million and an increase in deferred offering costs of $1.0 million. We invested the entire $10.6 million of cash from the limited partner capital contributions in new subordinated debt investments during 2006. As of December 31, 2006, all limited partners in the Fund had fully funded their committed capital. At December 31, 2006, we had $2.6 million of cash on hand.
     For the year ended December 31, 2005, we experienced a net increase in cash and cash equivalents in the amount of $3.2 million. During that period, we used $13.7 million in cash to fund operating activities and we generated $16.9 million of cash from financing activities, consisting of borrowings under SBA-guaranteed debentures in the amount of $14.1 million and limited partner capital contributions in the amount of $3.2 million. These amounts were offset by financing fees paid by us in the amount of $0.4 million. We invested the entire $16.9 million of cash from financing activities in ten new investments during 2005.

Financing Transactions
     Due to Triangle SBIC’s status as a licensed SBIC, Triangle SBIC has the ability to issue debentures guaranteed by the SBA at favorable interest rates. Under the Small Business Investment Act and the SBA rules applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time debentures guaranteed by the SBA in an amount up to twice the amount of its regulatory capital, which generally is the amount raised from private investors. The maximum statutory limit on the dollar amount of outstanding debentures guaranteed by the SBA issued by a single SBIC as of March 31, 2008 is currently $130.6 million (which amount is subject to increase on an annual basis based on cost of living increases). Debentures guaranteed by the SBA have a maturity of ten years, with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.
     With $65.3 million of regulatory capital as of March 31, 2008, Triangle SBIC has the current capacity to issue up to a total of $130.6 million of SBA guaranteed debentures, subject to the payment of a 1% commitment fee to the SBA on the amount of the commitment. As of March 31, 2008, Triangle SBIC had paid commitment fees for and had a commitment from the SBA to issue a total of $96.9 million of SBA guaranteed debentures, of which $47.1 million are outstanding as of March 31, 2008. In order to access the remaining $33.7 million in borrowing capacity for which Triangle SBIC is currently eligible, Triangle SBIC would incur non-refundable commitment fees of $337,000. In addition to the one-time 1.0% fee on the total commitment from the SBA, we also pay a one-time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rate for all SBA guaranteed debentures as of March 31, 2008 was 5.661%.
Current Market Conditions
     The debt and equity capital markets in the United States have been severely impacted by significant write-offs in the financial services sector relating to subprime mortgages and the re-pricing of credit risk in the broadly syndicated bank loan market, among other things. These events, along with the deterioration of the housing market, have led to worsening general economic conditions which have impacted the broader financial and credit markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. While we have capacity to issue additional SBA guaranteed debentures as discussed above, we may not be able to access additional equity capital, which could result in the slowing of our origination activity during 2009 and beyond.
     In the event that the United States economy enters into a protracted recession, it is possible that the results of some of the middle market companies similar to those in which we invest could experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. While we are not seeing signs of an overall, broad deterioration in our portfolio company results at this time, there can be no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic conditions which could have a negative impact on our future results.
Critical Accounting Policies and Use of Estimates
     The preparation of our financial statements in accordance with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the periods covered by such financial statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. On an on-going basis, we evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.
Investment Valuation
     The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.
     On January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.

     SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:
Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.
     A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. We invest primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
     Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.
     We evaluate the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:
•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.
     In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes the amortized original issue discount, and PIK interest, if any. We also use a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.
     Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.
     Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.
     For the quarter ended March 31, 2008, we asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 35% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2008. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.
Revenue Recognition
Interest and Dividend Income
     Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. Dividend income is recorded on the ex-dividend date.
Fee Income
     Loan origination, facility, commitment, consent and other advance fees received by us on loan agreements or other investments are recorded as deferred income and recognized as income over the term of the loan.
Payment-in-Kind Interest (PIK)
     We currently hold, and we expect to hold in the future, some loans in our portfolio that contain a PIK interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan, rather than being paid to us in cash, and recorded as interest income. To maintain our status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though we have not yet collected the cash. We will stop accruing PIK interest and write off any accrued and uncollected interest when it is determined that PIK interest is no longer collectible.
Recently Issued Accounting Standards
     On January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. The changes to previous practice resulting from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The definition of fair value retains the exchange price notion used in earlier definitions of fair value. SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. Our adoption of SFAS 157 resulted in additional unrealized depreciation of approximately $0.2 million. See Note 2 to our unaudited financial statements for a further discussion of the impact of the adoption of SFAS 157 on our financial statements and for expanded disclosures about our fair value measurements.
     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. Under SFAS 159, unrealized gains and losses on items for which the fair value option has been elected are reported in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. We did not adopt FAS 159.
Off-Balance Sheet Arrangements
     We currently have no off-balance sheet arrangements.
Quantitative and Qualitative Disclosure About Market Risk
     Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.
     Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. As of March 31, 2008, approximately 81.8% of our investment portfolio bore interest at fixed rates. All of our SBA leverage is currently at fixed rates.
     Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by floating rate assets in our investment portfolio.
Related Party Transactions
     Effective concurrently with the closing of the IPO, TML, the general partner of Triangle SBIC, merged into a wholly-owned subsidiary of Triangle Capital Corporation. A substantial majority of the ownership interests of TML at that time were owned by our Chief Executive Officer, Chief Financial Officer, Chief Investment Officer and two of our Managing Directors. As a result of such merger, these five individuals collectively received shares of our common stock valued at approximately $6.7 million.
     Three members of our management, including our Chief Executive Officer, collectively own approximately 67% of Triangle Capital Partners, LLC. As of March 31, 2008, Triangle Capital Partners, LLC does not own any shares of Triangle Capital Corporation’s common stock. Prior to the closing of the IPO, Triangle Capital Partners, LLC provided management and advisory services to Triangle SBIC pursuant to a management services agreement dated as of February 3, 2003. Under the terms of this management services agreement, Triangle Capital Partners, LLC received approximately $0.2 million in management fees from Triangle SBIC during the three months ended March 31, 2007. This agreement terminated upon the closing of the IPO.

Contractual Obligations
     As of March 31, 2008, our future fixed commitments for cash payments are as follows:

			2009 to	2011 to	2013 and
	Total	2008	2010	2012	Thereafter

SBA guaranteed debentures payable	$47,050,000	$—	$—	$—	$47,050,000
Interest due on SBA guaranteed debentures payable	22,195,918	1,315,855	5,550,679	5,578,286	9,751,098
Unused commitments to extend credit(1)	1,832,220	1,832,220	—	—	—
Operating lease payments(2)	1,526,241	86,004	556,533	582,336	301,368

Total	$72,604,379	$3,234,079	$6,107,212	$6,160,622	$57,102,466

(1)	We have a commitment to extend credit, in the form of loans, to one of our portfolio companies which is undrawn as of March 31, 2008. Since this commitment may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements, however we have chosen to present the amount of this unused commitment as an obligation in this table.

(2)	We lease our current corporate office facility under an operating lease that terminates on December 31, 2008. We have entered into an operating lease agreement for a new corporate office facility that begins January 1, 2009 and terminates on December 31, 2013. We believe that our existing facilities and our new facilities will be adequate to meet our needs at least through 2013, and that we will be able to obtain additional space when, where and as needed on acceptable terms.
SBA Guaranteed Debentures Payable subsequent to March 31, 2008
     On April 11, 2008, we borrowed an additional $9.4 million under the SBA debenture commitment.
     On April 28, 2008, we borrowed an additional $15.2 million under the SBA debenture commitment.
     On May 29, 2008, we borrowed an additional $10.0 million under the SBA debenture commitment.
     On June 11, 2008, we borrowed an additional $5.0 million under the SBA debenture commitment.
     On June 24, 2008, we borrowed an additional $2.5 million under the SBA debenture commitment.
New Portfolio Company Investments
     On April 25, 2008, we invested $9.4 million in Jenkins Restoration, Inc. (“Jenkins”) consisting of $8.0 million in subordinated debt and $1.4 million in convertible debt. Jenkins, headquartered in Sterling, Virginia, is a provider of insurance restoration services, focusing on reconstruction and repair of damage to residential and commercial buildings caused by fire, wind, storm, vandalism or burglary.
     On April 29, 2008, the Company made an $8.0 million subordinated debt investment in American De-Rosa Lamparts, LLC and Hallmark Lighting (“ADL/Hallmark”). ADL/Hallmark, headquartered in California, markets a wide variety of lighting products, including fixtures, bulbs, electrical components, glass and hardware, to maintenance and repair organizations, lighting wholesalers, retailers and original equipment manufacturers.
     On April 30, 2008, we invested $13.0 million in subordinated debt in Yellowstone Landscape Group, Inc. (“Yellowstone”). Yellowstone, headquartered in Dallas, Texas, is a full-service lawn care provider focused primarily on the commercial market with services including lawn and landscape maintenance, construction/installation, irrigation, turf management and tree care throughout Texas and the Southeast.
     On June 2, 2008, we invested $8.0 million in subordinated debt in Inland Pipe Rehabilitation, LLC (“IPR”). IPR, headquartered in Detroit, Michigan, provides maintenance, inspection, cleaning, and repair services relating to piping, sewers, drains, and storm lines. In addition, we received a warrant to purchase a 2.5% membership interest in IPR.
     On June 12, 2008, we invested $3.5 million in subordinated debt in Wholesale Floors, Inc. (“WFI”). WFI, headquartered near Phoenix, Arizona, provides commercial flooring design and installation services for institutional and corporate clients. In addition, we received a warrant to purchase a 4.0% interest in WFI.

SENIOR SECURITIES
     Information about our senior securities is shown in the following table as of December 31, 2007 and for the years indicated in the table, unless otherwise noted. Ernst &Young LLP’s report on the senior securities table as of December 31, 2007 is attached as an exhibit to the registration statement of which this prospectus is a part.

			Involuntary
	Total Amount	Asset	Liquidating	Average Market
	Outstanding Exclusive of	Coverage Per	Preference Per	Value Per
Class and Year	Treasury Securities(a)	Unit(b)	Unit(c)	Unit(d)
	(Dollars in thousands)
SBA guaranteed debentures payable
2003	$—	—	—	N/A
2004	17,700	1,283	—	N/A
2005	31,800	1,357	—	N/A
2006	31,800	1,791	—	N/A
2007	37,010	3,526	—	N/A

(a)	Total amount of each class of senior securities outstanding at the end of the period presented.

(b)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(c)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(d)	Not applicable because senior securities are not registered for public trading.

BUSINESS
     Triangle Capital Corporation is a specialty finance company that provides customized financing solutions to lower middle market companies located throughout the United States. We define lower middle market companies as those having annual revenues between $10.0 and $100.0 million. Our investment objective is to seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments. Our investment philosophy is to partner with business owners, management teams and financial sponsors to provide flexible financing solutions to fund growth, changes of control, or other corporate events. We invest primarily in senior and subordinated debt securities secured by first and second lien security interests in portfolio company assets, coupled with equity interests.
     We focus on investments in companies with a history of generating revenues and positive cash flows, an established market position and a proven management team with a strong operating discipline. Our target portfolio company has annual revenues between $20.0 and $75.0 million and EBITDA between $2.0 and $10.0 million. We believe that these companies have less access to capital and that the market for such capital is underserved relative to larger companies. Companies of this size are generally privately held and are less well known to traditional capital sources such as commercial and investment banks.
     Our investments generally range from $5.0 to $15.0 million per portfolio company. In certain situations, we have partnered with other funds to provide larger financing commitments. We are continuing to operate Triangle SBIC as an SBIC and to utilize the proceeds of the sale of SBA guaranteed debentures, referred to herein as SBA leverage, to enhance returns to our stockholders. As of March 31, 2008, we had investments in 29 portfolio companies, with an aggregate cost of $121.4 million. After giving effect to investment transactions occurring subsequent to March 31, 2008, we have investments in 34 portfolio companies, with an aggregate cost of $159.6 million.
Our Business Strategy
     We seek attractive returns by generating current income from our debt investments and capital appreciation from our equity related investments by:
•	Focusing on Underserved Markets. We believe that broad-based consolidation in the financial services industry coupled with operating margin and growth pressures have caused financial institutions to de-emphasize services to lower middle market companies in favor of larger corporate clients and capital market transactions. We believe these dynamics have resulted in the financing market for lower middle market companies to be underserved, providing us with greater investment opportunities.

•	Providing Customized Financing Solutions. We offer a variety of financing structures and have the flexibility to structure our investments to meet the needs of our portfolio companies. Typically we invest in senior and subordinated debt securities, coupled with equity interests. We believe our ability to customize financing arrangements makes us an attractive partner to lower middle market companies.

•	Leveraging the Experience of Our Management Team. Our senior management team has more than 100 years of combined experience advising, investing in, lending to and operating companies across changing market cycles. The members of our management team have diverse investment backgrounds, with prior experience at investment banks, specialty finance companies, commercial banks, and privately and publicly held companies in the capacity of executive officers. We believe this diverse experience provides us with an in depth understanding of the strategic, financial and operational challenges and opportunities of lower middle market companies. We believe this understanding allows us to select and structure better investments and to efficiently monitor and provide managerial assistance to our portfolio companies.

•	Applying Rigorous Underwriting Policies and Active Portfolio Management. Our senior management team has implemented rigorous underwriting policies that are followed in each transaction. These policies include a thorough analysis of each potential portfolio company’s competitive position, financial performance, management team operating discipline, growth potential and industry attractiveness, allowing us to better assess the company’s prospects. After investing in a company, we monitor the investment closely, typically receiving monthly, quarterly and annual financial statements. We analyze and discuss in detail the company’s financial performance with management in addition to attending regular board of directors meetings. We believe that our initial and ongoing portfolio review process allows us to monitor effectively the performance and prospects of our portfolio companies.

•	Taking Advantage of Low Cost Debentures Guaranteed by the SBA. Our license to do business as an SBIC allows us to issue fixed-rate, low interest debentures which are guaranteed by the SBA and sold in the capital markets, potentially allowing us to increase our net interest income beyond the levels achievable by other BDCs utilizing traditional leverage.
•	Maintaining Portfolio Diversification. While we focus our investments in lower middle market companies, we seek to diversify across various industries. We monitor our investment portfolio to ensure we have acceptable diversification, using industry and market metrics as key indicators. By monitoring our investment portfolio for diversification we seek to reduce the effects of economic downturns associated with any particular industry or market sector. However, we may from time to time hold securities of a single portfolio company that comprise more than 5.0% of our total assets and/or more than 10.0% of the outstanding voting securities of the portfolio company. For that reason, we are classified as a non-diversified management investment company under the 1940 Act.
•	Utilizing Long-Standing Relationships to Source Deals. Our senior management team maintains extensive relationships with entrepreneurs, financial sponsors, attorneys, accountants, investment bankers, commercial bankers and other non-bank providers of capital who refer prospective portfolio companies to us. These relationships historically have generated significant investment opportunities. We believe that our network of relationships will continue to produce attractive investment opportunities.
Our Investment Criteria
     We utilize the following criteria and guidelines in evaluating investment opportunities. However, not all of these criteria and guidelines have been, or will be, met in connection with each of our investments.
•	Established Companies With Positive Cash Flow. We seek to invest in established companies with a history of generating revenues and positive cash flows. We typically focus on companies with a history of profitability and minimum trailing twelve month EBITDA of $2.0 million. We do not invest in start-up companies, distressed situations, “turn-around” situations or companies that we believe have unproven business plans.

•	Experienced Management Teams With Meaningful Equity Ownership. Based on our prior investment experience, we believe that a management team with significant experience with a portfolio company or relevant industry experience and meaningful equity ownership is more committed to a portfolio company. We believe management teams with these attributes are more likely to manage the companies in a manner that protects our debt investment and enhances the value of our equity investment.

•	Strong Competitive Position. We seek to invest in companies that have developed strong positions within their respective markets, are well positioned to capitalize on growth opportunities and compete in industries with barriers to entry. We also seek to invest in companies that exhibit a competitive advantage, which may help to protect their market position and profitability.

•	Diversified Customer and Supplier Base. We prefer to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation and shifting customer preferences.

•	Significant Invested Capital. We believe the existence of significant underlying equity value provides important support to investments. We will look for portfolio companies that we believe have sufficient value beyond the layer of the capital structure in which we invest.
Investments
Debt Investments
     We tailor the terms of our debt investments to the facts and circumstances of each transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. To that end, we typically seek board observation rights with each of our portfolio companies and offer managerial assistance. We also seek to limit the downside risks of our investments by negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and put rights. We typically add a prepayment penalty structure to enhance our total return on our investments.
     We typically invest in senior secured debt and subordinated notes. Senior subordinated notes are junior to senior secured debt but senior to other series of subordinated notes. Our senior secured debt investments and subordinated note investments generally have terms of three to seven years. Our senior secured debt investments generally provide for variable interest at rates ranging from LIBOR plus 300 basis points to LIBOR plus 400 basis points and our subordinated debt investments generally provide for fixed interest rates between 12.0% and 19.0% per annum. Our subordinated note investments generally are secured by a second priority security interest in the assets of the borrower and generally include an equity component, such as warrants to purchase common stock in the portfolio company. In addition, certain loan investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at the end of the term, referred to as payment-in-kind, or PIK interest. In our negotiations with potential portfolio companies, we generally seek to minimize PIK interest as we have to pay out such accrued interest as dividends to our stockholders, and we may have to borrow money or raise additional capital in order to meet the requirement of having to pay out at least 90.0% of our income to continue to qualify as a Regulated Investment Company, or RIC, for federal tax purposes. At March 31, 2008, the weighted average yield on all of our outstanding debt investments was approximately 13.7%.

Equity Investments
     When we provide financing, we may acquire equity interests in the portfolio company. We generally seek to structure our equity investments as non-control investments to provide us with minority rights and event-driven or time-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights, board seats and board observation rights. Our investments have in the past and may in the future contain a synthetic equity position pursuant to a formula typically setting forth royalty rights we may exercise in accordance with such formula.
Investment Process
     Our investment committee is responsible for all aspects of our investment process. The members of our investment committee are Messrs. Garland S. Tucker III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker. Our investment committee meets once a week but also meets on an as needed basis depending on transaction volume. Our investment committee has organized our investment process into five distinct stages:
•	Origination

•	Due Diligence and Underwriting

•	Approval

•	Documentation and Closing

•	Portfolio Management and Investment Monitoring
     Our investment process is summarized in the following chart:
Origination
     The origination process for our investments includes sourcing, screening, preliminary due diligence, transaction structuring, and negotiation. Our origination process ultimately leads to the issuance of a non-binding term sheet. Investment origination is conducted by our eight investment professionals who are responsible for sourcing potential investment opportunities. Our investment professionals utilize their extensive relationships with various financial sponsors, entrepreneurs, attorneys, accountants, investment bankers and other non-bank providers of capital to source transactions with prospective portfolio companies.

     If a transaction meets our investment criteria, we perform preliminary due diligence, taking into consideration some or all of the following factors:
•	A comprehensive financial model that we prepare based on quantitative analysis of historical financial performance, financial projections and pro forma financial ratios assuming investment;

•	Competitive landscape surrounding the potential investment;

•	Strengths and weaknesses of the potential investment’s business strategy and industry;

•	Results of a broad qualitative analysis of the company’s products or services, market position, market dynamics and customers and suppliers; and

•	Potential investment structures, certain financing ratios and investment pricing terms.
     If the results of our preliminary due diligence are satisfactory, the origination team prepares a Summary Transaction Memorandum which is presented to our investment committee. If our investment committee recommends moving forward, we issue a non-binding term sheet to the potential portfolio company. Upon execution of a term sheet, we begin our formal due diligence and underwriting process as we move toward investment approval.
Due Diligence and Underwriting
     Our due diligence on a prospective investment is completed by a minimum of two investment professionals, which we define as the “underwriting team.” The members of the underwriting team work together to conduct due diligence and to understand the relationships among the prospective portfolio company’s business plan, operations and financial performance through various methods, including, among others, on-site visits with management, in-depth review of historical and projected financial data, interviews with customers and suppliers, management background checks, third-party accounting reports and review of any material contracts.
     In most circumstances, we utilize outside experts to review the legal affairs, accounting systems and results, and, where appropriate, we engage specialists to investigate issues like environmental matters and general industry outlooks. During the underwriting process, significant attention is given to sensitivity analyses and how companies might be expected to perform in a protracted “downside” operating environment. In addition, we analyze key financing ratios and other industry metrics, including total debt to EBITDA, EBITDA to fixed charges, EBITDA to total interest expense, total debt to total capitalization and total senior debt to total capitalization.
     Upon completion of a satisfactory due diligence review and as part of our evaluation of a proposed investment, the underwriting team prepares an Investment Memorandum for presentation to our investment committee. The Investment Memorandum includes information about the potential portfolio company such as its history, business strategy, potential strengths and risks involved, analysis of key customers and suppliers, working capital analysis, third party consultant findings, expected returns on investment structure, anticipated sources of repayment and exit strategies, analysis of historical financials, and potential capitalization and ownership.
Approval
     The underwriting team for the proposed investment presents the Investment Memorandum to our investment committee for consideration and approval. After reviewing the Investment Memorandum, members of the investment committee may request additional due diligence or modify the proposed financing structure or terms of the proposed investment. Before we proceed with any investment, the investment committee must approve the proposed investment. Upon receipt of transaction approval, the involved investment professionals proceed to document and, upon satisfaction of applicable closing conditions, fund the investment.
Documentation and Closing
     The underwriting team is responsible for leading the negotiation of all documentation related to investment closings. We also rely on law firms with whom we have worked on multiple transactions to help us complete the necessary documentation associated with transaction closings. If a transaction changes materially from what was originally approved by the investment committee, the underwriting team requests a formal meeting of the investment committee to communicate the contemplated changes. The investment committee has the right to approve the amended transaction structure, to suggest alternative structures or not to approve the contemplated changes.

Portfolio Management and Investment Monitoring
     Our investment professionals generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:
•	Monthly and quarterly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly and quarterly monitoring of all financial and other covenants;

•	Review of senior lender loan compliance certificates, where applicable;

•	Quarterly review of operating results, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	Periodic face-to-face meetings with management teams and financial sponsors of portfolio companies;

•	Attendance at portfolio company board meetings through board seats or observation rights; and

•	Application of our investment rating system to each investment.
     In the event that our investment committee determines that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake more aggressive monitoring of the affected portfolio company. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.
Investment Rating System
     We monitor a wide variety of key credit statistics that provide information regarding our portfolio companies to help us assess credit quality and portfolio performance. We generally require our portfolio companies to provide annual audits in addition to monthly and quarterly unaudited financial statements. Using these statements, we calculate and evaluate certain financing ratios. For purposes of analyzing the financial performance of our portfolio companies, we may make certain adjustments to their financial statements to reflect the pro forma results of a company consistent with a change of control transaction, to reflect anticipated cost savings resulting from a merger or restructuring, costs related to new product development, compensation to previous owners, and other acquisition or restructuring related items.
     As part of our valuation procedures we risk rate all of our investments in debt securities. Our investment rating system uses a scale of 0 to 10, with 10 being the lowest probability of default and principal loss. This system is used to estimate the probability of default on our debt securities and the probability of loss if there is a default. The system is also used to assist us in estimating the fair value of equity related securities. These types of systems are referred to as risk rating systems and are used by banks and rating agencies. Our risk rating system covers both qualitative and quantitative aspects of the business and the securities we hold.

     In connection with the monitoring of our portfolio companies, each investment we hold is rated based upon the following ten-level numeric investment rating system:

Investment
Rating	Description
10	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment has been positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.

9	Investment is performing above original expectations and possibly 30.0% or more above original projections provided by the portfolio company. Investment may have been or is soon to be positively influenced by an unforeseen external event. Full return of principal and interest is expected. Capital gain is expected.

8	Investment is performing above original expectations and possibly 21.0% to 30.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Capital gain is expected.

7	Investment is performing above original expectations and possibly 11.0% to 21.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.

6	Investment is performing above original expectations and possibly 5.0% to 11.0% above original projections provided by the portfolio company. Full return of principal and interest is expected. Depending on age of transaction, potential for capital gain exists.

5	Investment is performing in line with expectations. Full return of principal and interest is expected. Depending on age of transaction, potential for nominal capital gain may be expected.

4	Investment is performing below expectations, but no covenant defaults have occurred. Full return of principal and interest is expected. Little to no capital gain is expected.

3	Investment is in default of transaction covenants but interest payments are current. No loss of principal is expected.

2	Investment is in default of transaction covenants and interest payments are not current. A principal loss of between 1.0% and 33.0% is expected.

1	Investment is in default of transaction covenants and interest (and possibly principal) payments are not current. A principal loss of between 34.0% and 67.0% is expected.

0	Investment is in default and a principal loss of between 68.0% and 100.0% is expected.
Valuation Process and Determination of Net Asset Value
Valuation Process
     The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. We have established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring (quarterly) basis. As discussed below, we have engaged an independent valuation firm to assist us in our valuation process.
     On January 1, 2008, we adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosures about fair value measurements.
     SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell an asset or transfer a liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:
Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.

     A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. We invest primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, we value all of our investments at fair value, as determined in good faith by our Board of Directors, using Level 3 inputs, as further described below. Due to the inherent uncertainty in the valuation process, our Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.”
     Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by our Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that we might reasonably expect to receive upon the current sale of the security.
     We evaluate the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. We also consult with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. Additionally, we consider some or all of the following factors:
•	financial standing of the issuer of the security;

•	comparison of the business and financial plan of the issuer with actual results;

•	the size of the security held as it relates to the liquidity of the market for such security;

•	pending public offering of common stock by the issuer of the security;

•	pending reorganization activity affecting the issuer, such as merger or debt restructuring;

•	ability of the issuer to obtain needed financing;

•	changes in the economy affecting the issuer;

•	financial statements and reports from portfolio company senior management and ownership;

•	the type of security, the security’s cost at the date of purchase and any contractual restrictions on the disposition of the security;

•	discount from market value of unrestricted securities of the same class at the time of purchase;

•	special reports prepared by analysts;

•	information as to any transactions or offers with respect to the security and/or sales to third parties of similar securities;

•	the issuer’s ability to make payments and the type of collateral;

•	the current and forecasted earnings of the issuer;

•	statistical ratios compared to lending standards and to other similar securities; and

•	other pertinent factors.
     In making the good faith determination of the value of debt securities, we start with the cost basis of the security, which includes the amortized original issue discount, and payment—in—kind (PIK) interest, if any. We also use the risk rating system discussed above under “Investment Rating System” to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, we utilize an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, we consider valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.
     Unrealized appreciation or depreciation on portfolio investments are recorded as increases or decreases in investments on the balance sheets and are separately reflected on the statements of operations in determining net increase or decrease in net assets resulting from operations.
     Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to us, which consist of certain limited procedures that we identified and requested Duff & Phelps to perform (hereinafter referred to as the

“procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our shareholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.
     For the quarter ended March 31, 2008, we asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 35% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2008. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. Our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.
Quarterly Net Asset Value Determination
     We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Managerial Assistance
     As a BDC, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance typically involves, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Our senior management team provides such services. We believe, based on our management team’s combined experience at investment banks, specialty finance companies, commercial banks, and operating in executive-level capacities in various operating companies, we offer this assistance effectively. We may receive fees for these services.
Competition
     We compete for investments with a number of BDCs and investment funds (including private equity funds, mezzanine funds and other SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.
     We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. Therefore, we do not seek to compete primarily on the interest rates we offer to potential portfolio companies.
     Our competitors also do not always require equity components in their investments. For additional information concerning the competitive risks we face, see “Risk Factors — We may face increasing competition for investment opportunities.”
Employees
     At March 31, 2008, we employed twelve individuals, including investment and portfolio management professionals, operations professionals and administrative staff. We expect to expand our management team and administrative staff in the future in proportion to our growth.
Properties
     We do not own any real estate or other physical properties materially important to our operation or any of our subsidiaries. Currently, we lease approximately 5,850 square feet of office space located at 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612. We believe that our current facilities are adequate for our business as we intent to conduct it.
Legal Proceedings
     Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, neither we nor any of our subsidiaries are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES
     The following table sets forth certain information as of March 31, 2008 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies involve the managerial assistance we may separately provide to our portfolio companies, such services being to our investments, and the board observer or participation rights we may receive.

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)
Non—Control / Non—Affiliate Investments:

Ambient Air Corporation (6%)*	Specialty Trade	Subordinated Note
620 West Baldwin Road	Contractors	(12%, Due 03/11)	$3,144,654	$3,049,405	$3,049,405
Panama City, FL 32405		Subordinated Note
		(14%, Due 03/11)	1,872,075	1,872,075	1,872,075
		Common Stock Warrants
		(455 shares)		142,361	882,800

			5,016,729	5,063,841	5,804,280

APO Newco, LLC (5%)*	Commercial and	Subordinated Note
3080 Bartlett Corporate Drive	Consumer	(14%, Due 03/13)	4,337,078	4,314,941	4,314,941
Bartlett, TN 38133	Marketing Products	Unit purchase warrant
		(87,302 Class C units)		25,200	273,900

			4,337,078	4,340,141	4,588,841

ARC Industries, LLC (3%)*	Remediation	Subordinated Note
221 Dalton Avenue	Services	(19%, Due 11/10)	2,434,027	2,434,027	2,434,027

Charlotte, NC 28225			2,434,027	2,434,027	2,434,027

Art Headquarters, LLC (3%)*	Retail, Wholesale	Subordinated Note
11885 44th Street	and Distribution	(14%, Due 01/10)	2,376,823	2,359,270	2,359,270
Clearwater, FL 33762		Membership unit
		warrants (15% of units
		(150 units))		40,800	—

			2,376,823	2,400,070	2,359,270

Assurance Operations Corp. (4%)*	Auto Components /	Subordinated Note
9341 Highway 43	Metal Fabrication	(17%, Due 03/12)	3,876,915	3,876,915	3,643,115
Killen, AL 35645		Common Stock (57 shares)		257,143	48,500

			3,876,915	4,134,058	3,691,615

Bruce Plastics, Inc. (1%)*	Plastic Component	Subordinated Note
4100 Steubenville Pike	Manufacturing	(14%, Due 10/11)	1,500,000	1,416,604	538,404
Pittsburgh, PA 15205		Common Stock Warrants
		(12% of common stock)		108,534	—

			1,500,000	1,525,138	538,404

CV Holdings, LLC (6%)*	Specialty Healthcare	Subordinated Note
1030 Riverfront Center	Products	(16%, Due 03/10)	5,052,217	5,052,217	5,052,217
Amsterdam, NY 12010	Manufacturer	Royalty rights		—	274,600

			5,052,217	5,052,217	5,326,817

Cyrus Networks, LLC (6%)*	Data Center	Senior Note
4201 Southwest Freeway	Services Provider	(8%, Due 07/13)	4,595,208	4,595,208	4,595,208
Houston, TX 77027		2nd Lien Note
		(11%, Due 01/14)	980,428	980,428	980,428
		Revolving Line of
		Credit (8%)	70,880	70,880	70,880

			5,646,516	5,646,516	5,646,516

DataPath, Inc. (1%)*	Satellite	Common Stock
350 Technology Pkwy., Suite 400	Communication	(210,263 shares)		101,500	576,400

Norcross, GA 30092	Manufacturer			101,500	576,400

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)
Eastern Shore Ambulance, Inc.	Specialty Health	Subordinated Note
(1%)*	Care Services	(13%, Due 03/11)	$1,000,000	$961,318	$961,318
3303 Airline Blvd., Building 5A		Common Stock
Portsmouth, VA 23701		Warrants (6% of common
		stock)		55,268	11,200
		Common Stock
		(30 shares)		30,000	2,900

			1,000,000	1,046,586	975,418

Electronic Systems Protection,	Power Protection	Subordinated Note
Inc. (5%)*	Systems	(14%, Due 12/15)	3,013,833	3,013,833	3,013,833
517 North Industrial Drive	Manufacturing	Senior Note
Zebulon, NC 27577		(7%, Due 01/14)	997,110	997,110	997,110
		Common Stock
		(500 shares)		250,000	250,000

			4,010,943	4,260,943	4,260,943

Energy Hardware Holdings, LLC	Machined Parts	Subordinated Note
(4%)*	Distribution	(14.5%, Due 10/12)	3,285,819	3,285,819	3,285,819
2730 E. Phillips Road		Junior Subordinated Note
Greer, SC 29650		(8%, Due 10/12)	207,667	207,667	207,667

			3,493,486	3,493,486	3,493,486

FCL Graphics, Inc. (8%)*	Commercial Printing	Senior Note
4600 N. Olcott Ave.	Services	(7%, Due 10/12)	1,880,000	1,880,000	1,880,000
Harwood Heights, IL 60706		Senior Note
		(12%, Due 10/13)	2,000,000	2,000,000	2,000,000
		2nd Lien Note
		(18%, Due 4/14)	3,205,492	3,205,492	3,205,492

			7,085,492	7,085,492	7,085,492

Fire Sprinkler Systems, Inc.(3%)*	Specialty Trade	Subordinated Notes
705 E. Harrison Street, Suite 200	Contractors	(13%—17.5%, Due 04/11)	2,441,060	2,441,060	2,441,060
Corona, CA 92879		Common Stock (250
		shares)		250,000	—

			2,441,060	2,691,060	2,441,060

Flint Acquisition Corporation	Specialty Chemical	Subordinated Note
(5%)*	Manufacturer	(12.5%, Due 09/09)	3,750,000	3,750,000	3,750,000
115 Todd Court		Preferred Stock (9,875
Thomasville, NC 27360		shares)		308,333	1,097,100

			3,750,000	4,058,333	4,847,100

Garden Fresh Restaurant Corp.	Restaurant	2nd Lien Note
(4%)*		(13%, Due 12/11)	3,000,000	3,000,000	3,000,000
15822 Bernardo Center Drive		Membership Units (5,000
San Diego, CA 92127		units)		500,000	450,900

			3,000,000	3,500,000	3,450,900

Gerli & Company (3%)*	Specialty Woven	Subordinated Note
75 Stark Street	Fabrics	(14%, Due 08/11)	3,129,726	3,076,896	3,076,896
Plains, PA 18705	Manufacturer	Common Stock Warrants
		(56,559 shares)		83,414	29,400

			3,129,726	3,160,310	3,106,296

Library Systems & Services, LLC	Municipal Business	Subordinated Note
(3%)*	Services	(12%, Due 03/11)	2,000,000	1,963,309	1,963,309
12850 Middlebrook Road		Common Stock
Germantown, MD 20874		Warrants (112 shares)		58,995	560,300

			2,000,000	2,022,304	2,523,609

Syrgis Holdings, Inc. (6%)*	Specialty Chemical	Senior Note (9%, Due
1025 Mary Laidley Drive	Manufacturer	08/12-02/14)	4,865,000	4,865,000	4,865,000
Covington, KY 41017		Common Units (2,114
		units)		1,000,000	1,000,000

			4,865,000	5,865,000	5,865,000

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)
TrustHouse Services Group, Inc.	Food Management	Subordinated Note
(5%)*	Services	(14%, Due 03/15)	$4,200,000	$4,200,000	$4,200,000
21 Armory Drive		Class A Units
Wheeling, WV 26003		(1,495 units)		475,000	475,000
		Class B Units
		(79 units)		25,000	25,000

			4,200,000	4,700,000	4,700,000

Twin-Star International, Inc. (6%)*	Consumer Home	Subordinated Note
115 S.E. 4th Avenue	Furnishings	(13%, Due 04/14)	4,500,000	4,500,000	4,500,000
Delray Beach, FL 33483	Manufacturer	Senior Note (8%, Due
		04/13)	1,488,750	1,488,750	1,488,750

			5,988,750	5,988,750	5,988,750

Subtotal Non—Control / Non—Affiliate Investments			75,204,762	78,569,772	79,704,224

Affiliate Investments:

Asset Point, LLC (5%)*	Asset Management	Subordinated Note
770 Pelham Road, Suite 200	Software Provider	(15%, Due 03/13)	4,309,151	4,309,151	4,309,151
Greenville, SC 29615		Membership Units
		(10 units)		500,000	500,000

			4,309,151	4,809,151	4,809,151

Axxiom Manufacturing, Inc. (3%)*	Industrial	Subordinated Note
11927 South Highway 6	Equipment	(14%, Due 01/11)	2,091,861	2,091,861	2,091,861
Fresno, TX 77545	Manufacturer	Common Stock
		(34,100 shares)		200,000	428,000
		Common Stock Warrant
		(1,000 shares)		—	9,600

			2,091,861	2,291,861	2,529,461

Brantley Transportation, LLC	Oil and Gas	Subordinated Note —
(“Brantley Transportation”) and	Services	Brantley Transportation
Pine Street Holdings, LLC (“Pine		(14%, Due 12/12)	3,800,000	3,771,580	3,771,580
Street”) (4) (4%)*		Common Unit Warrants
808 N. Ruth Street		— Brantley
Monahans, TX 79756		Transportation (4,560
		common units)		33,600	33,600
		Preferred Units — Pine
		Street (200 units)		200,000	200,000
		Common Unit Warrants —
		Pine Street (2,220
		units)		—	—

			3,800,000	4,005,180	4,005,180

Dyson Corporation (12%)*	Custom Forging	Subordinated Note
53 Freedom Road	and Fastener	(15%, Due 12/13)	10,085,262	10,085,262	10,085,262
Painesville, OH 44077	Supplies	Class A Units
		(1,000,000 units)		1,000,000	1,000,000

			10,085,262	11,085,262	11,085,262

Equisales, LLC (7%)*	Energy Products	Subordinated Note
13811 Cullen Blvd.	and Services	(15%, Due 04/12)	6,176,325	6,176,325	6,176,325
Houston, TX 77047		Class A Units (500,000
		units)		500,000	500,000

			6,176,325	6,676,325	6,676,325

Genapure Corporation	Lab Testing	Genapure Common
(“Genapure”) and Genpref, LLC	Services	Stock (4,286 shares)		500,000	675,122
(“Genpref”) (5) (1%)* 1205 Industrial Blvd.		Genpref Preferred
Southampton, PA 18966		Stock (455 shares)		63,602	85,878

				563,602	761,000

Subtotal Affiliate Investments			26,462,599	29,431,381	29,866,379

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1)(2)	Amount	Cost	Value (3)
Control Investments:

Fischbein, LLC (14%)*	Packaging and	Subordinated Note
151 Walker Road	Materials Handling	(16.5%, Due 05/13)	$8,759,613	$8,759,613	$8,759,613
Statesville, NC 28625	Equipment	Membership Units
	Manufacturer	(4,200,000 units)		4,200,000	4,626,000

			8,759,613	12,959,613	13,385,613

Porter’s Group, LLC (5%)*	Metal Fabrication	Membership Units
1111 Oates Road		(4,730 units)		471,254	4,436,000

Bessemer City, NC 28016				471,254	4,436,000

Subtotal Control Investments			8,759,613	13,430,867	17,821,613

Total Investments, March 31, 2008 (135%)*			$110,426,974	$121,432,020	$127,392,216

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non—income producing.

(2)	Interest rates on subordinated debt include cash interest rate and paid—in—kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by our board of directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

(5)	Genpref is the sole owner of Genapure’s preferred stock, and its sole business purpose is its ownership of Genapure’s preferred stock.
Recent Developments
     On April 17, 2008, the Company’s loan to Flint Acquisition Corporation of approximately $3.8 million was repaid in full. In connection with the repayment, the Company recognized a prepayment fee of $37,500.
     On April 25, 2008, we invested $9.4 million in Jenkins Restoration, Inc. (“Jenkins”) consisting of $8.0 million in subordinated debt and $1.4 million in convertible debt. Jenkins, headquartered in Sterling, Virginia, is a provider of insurance restoration services, focusing on reconstruction and repair of damage to residential and commercial buildings caused by fire, wind, storm, vandalism or burglary.
     On April 29, 2008, the Company made an $8.0 million subordinated debt investment in American De-Rosa Lamparts, LLC and Hallmark Lighting (“ADL/Hallmark”). ADL/Hallmark, headquartered in California, markets a wide variety of lighting products, including fixtures, bulbs, electrical components, glass and hardware, to maintenance and repair organizations, lighting wholesalers, retailers and original equipment manufacturers.
     On April 30, 2008, we invested $13.0 million in subordinated debt in Yellowstone Landscape Group, Inc. (“Yellowstone”). Yellowstone, headquartered in Dallas, Texas, is a full-service lawn care provider focused primarily on the commercial market with services including lawn and landscape maintenance, construction/installation, irrigation, turf management and tree care throughout Texas and the Southeast.
     On June 2, 2008, we invested $8.0 million in subordinated debt in Inland Pipe Rehabilitation, LLC (“IPR”). IPR, headquartered in Detroit, Michigan, provides maintenance, inspection, cleaning, and repair services relating to piping, sewers, drains, and storm lines. In addition, we received a warrant to purchase a 2.5% membership interest in IPR.
     On June 12, 2008, we invested $3.5 million in subordinated debt in Wholesale Floors, Inc. (“WFI”). WFI, headquartered near Phoenix, Arizona, provides commercial flooring design and installation services for institutional and corporate clients. In addition, we received a warrant to purchase a 4.0% interest in WFI.
Description of our Portfolio Companies
     Set forth below is a brief description of each of our portfolio companies as of March 31, 2008.
Ambient Air Corporation (f/k/a JR Hobbs Acquisition Corp.)
     Ambient Air Corporation is a leading design/build contractor for HVAC systems in the multi-family housing industry with an emphasis on the Southeast.
American Paper Optics (APO Newco, LLC)
     American Paper Optics is a leading manufacturer and marketer of 3-D glasses and 3-D products.
ARC Industries, LLC (d/b/a Haz-Mat)

     ARC Industries, LLC provides environmental services through removal and disposal services of industrial liquid wastes, including waste water, sludges and waste oils, to industrial customers generally within a 200-mile radius of Charlotte, North Carolina.
Art Headquarters, LLC
     Art Headquarters, LLC is a supplier of custom frame shop-quality, mid-priced framed art sold throughout the eastern United States.
AssetPoint, LLC
     AssetPoint, LLC is a supplier of integrated enterprise asset management and computerized maintenance management software and services that improve profitability and productivity for the process and manufacturing industries.
Assurance Operations Corporation
     Assurance Operations Corp. designs and fabricates custom racking products for the automotive industry and provides light to medium duty stamping for a variety of industries.
Axxiom Manufacturing, Inc.
     Axxiom Manufacturing Inc., based in Fresno, Texas, is the exclusive provider of Axxiom and Schmidt abrasive air blast equipment.
Brantley Transportation, LLC and Pine Street Holdings, LLC
     Brantley Transportation, LLC is an oil services company based in Monahans, Texas, which provides oil and gas rig and associated heavy equipment intrastate hauling services primarily to drilling companies operating in Texas and New Mexico, as well as oil and gas producing regions in the Mid Continent. Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.
Bruce Plastics, Inc.
     Bruce Plastics, Inc. is a supplier of both custom molded and standard components to original equipment manufacturers in the electronics and consumer end markets.
CV Holdings, LLC
     CV Holdings, LLC designs, manufactures and markets customized, high-performance polymer products.
Cyrus Networks, LLC
     CyrusOne, based in Houston, Texas, ensures the availability of mission-critical computing systems for businesses through network neutral colocation and managed services. The company has focused its business model around catering to the enterprise customer, particularly in those industry segments where dense computing needs exist and will frame the future of information technology outsourcing decisions.
DataPath, Inc.
     DataPath, Inc. is an integrator and provider of ground based satellite communications systems for government and commercial customers.
Dyson Corporation
     Dyson Corporation is a supplier of custom fasteners and forgings to industrial markets, including the high-growth wind energy industry.
Eastern Shore Ambulance, Inc.
     Eastern Shore Ambulance, Inc. provides non-emergency, inter-facility transport services on a pre-scheduled basis to patients requiring medical care.

Electronic Systems Protection, Inc.
     Electronic Systems Protection, Inc. is a leading manufacturer of power protection technology for the office technology industry.
Energy Hardware Holdings, LLC
     Energy Hardware Holdings, LLC is a global distributor of fasteners, machined parts, seals and gaskets to the power generation industry.
Equisales, LLC
     Equisales, LLC is a global provider of transformers, high voltage switch gear and power production equipment.
FCL Graphics, Inc.
     FCL Graphics, Inc. is a leading commercial printer which produces such items as direct mailings, brochures, annual reports, posters, catalogs, sell sheets, newspaper inserts and labels.
Fire Sprinkler Systems, Inc.
     Fire Sprinkler Systems, Inc. designs and installs sprinkler systems for residential applications throughout southern California.
Fischbein, LLC
     Fischbein, LLC is a leading designer and manufacturer of flexible packaging and materials handling equipment based in Statesville, North Carolina.
Flint Acquisition Corporation (d/b/a Flint Trading)
     Flint Trading and related entities serve the traffic safety market with a focus on road markings, street graphics and road warning markers.
Garden Fresh Restaurant Corp.
     Garden Fresh Restaurant Corp. is a casual dining restaurant chain focused on serving fresh, wholesome meals in an upscale, self-service format. The company operates approximately 100 restaurants in 15 states under the Sweet Tomatoes and Souplantation brand names.
Genapure (QC Labs) and Genpref, LLC
     Genapure provides lab testing services for the environmental engineering, food and pharmaceutical industries. Services include groundwater monitoring, stream surveys, soil testing, swimming pool testing, and dairy product testing. Genpref is the sole owner of Genapure’s preferred stock, and its sole business purpose is its ownership of Genapure’s preferred stock.
Gerli & Company
     Gerli & Company markets high-end decorative fabrics to a diverse customer base focusing on interior design. The company has dobby and jacquard manufacturing in Plains, Pennsylvania and sources fabrics worldwide. It is best known for its color direction and design aesthetic in the broad range of fabric types offered.
Library Systems & Services, LLC
     Library Systems & Services, LLC is a provider of outsourced library management services in the U.S., with customers including federal libraries such as the Library of Congress and the Smithsonian.
Porter’s Group, LLC (d/b/a Porter’s Fabrications)
     Porter’s Group, LLC is a supplier of high-quality custom fabricated metal parts to customers in the transportation, industrial and commercial sectors.

Syrgis Holdings, Inc.
     Syrgis Holdings, Inc., headquartered in Covington, Kentucky, is a holding company comprised of four distinct specialty chemical subsidiaries. Through its operating subsidiaries, Syrgis manufactures specialty chemicals critical to the performance of products in diverse industries, including natural gas and oil refineries, cleaning solutions and supplies, and various lumber products.
TrustHouse Services Group, Inc.
     TrustHouse Services Group, Inc. provides outsourced food management services to educational institutions, healthcare facilities and businesses primarily in the Northeast, Mid-Atlantic and Midwestern regions of the United States.
Twin Star International, Inc.
     Twin Star International, Inc., based in Delray Beach, Florida, is a leading producer of high quality home furnishings, including electric fireplaces and decorative bathroom vanities.

MANAGEMENT
     Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of the board of directors. Day-to-day management of our portfolio is the responsibility of our investment committee. As a result, our investment committee must approve the acquisition and disposition of all of our investments.
Board of Directors and Executive Officers
     Our board of directors consists of eight members, five of whom are classified under applicable Nasdaq listing standards as “independent” directors. Pursuant to our articles of incorporation, each member of our board of directors serves a one year term, with each current director serving until the 2009 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation permit the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.
Directors
     Information regarding our board of directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Triangle Capital Corporation as defined in Section 2(a)(19) of the 1940 Act. Certain of our directors who are also officers of the Company may serve as directors of, or on the boards of managers of, certain of our portfolio companies. In addition, the board of directors of Triangle SBIC is composed of all of the Company’s directors. The business address of each director listed below is 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612. For information regarding our directors’ compensation, see “Director Compensation” below, and for information regarding our directors’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.
Independent Directors

Name	Age	Director Since	Expiration of Current Term
W. McComb Dunwoody	63	January 2007	2009 Annual Meeting
Thomas M. Garrott, III	70	January 2007	2009 Annual Meeting
Benjamin S. Goldstein	52	January 2007	2009 Annual Meeting
Simon B. Rich, Jr.	63	January 2007	2009 Annual Meeting
Sherwood H. Smith, Jr.	73	January 2007	2009 Annual Meeting
Interested Directors

Name	Age	Director Since	Expiration of Current Term
Garland S. Tucker, III	61	October 2006	2009 Annual Meeting
Brent P. W. Burgess	42	October 2006	2009 Annual Meeting
Steven C. Lilly	39	October 2006	2009 Annual Meeting
Executive Officers
     The following persons serve as our executive officers in the following capacities:

			Executive Officer
Name	Age	Position(s) Held with the Company	Since
Garland S. Tucker, III	61	Chairman of the Board, Chief Executive Officer and President	2007
Brent P.W. Burgess	42	Director and Chief Investment Officer	2007
Steven C. Lilly	39	Director, Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer	2007
     In addition to the positions described above, each of our executive officers is a member of our investment committee. The address for each executive officer is c/o Triangle Capital Corporation, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina, 27612. For information regarding our executive officers’ compensation, see “Executive Compensation” below, and for information regarding our executive officers’ ownership interest in our Company’s stock, see “Control Persons and Principal Stockholders” below.

Biographical Information
Independent Directors
     W. McComb Dunwoody. Mr. Dunwoody currently serves on our Board of Directors and is a member of our compensation committee. He is the founder of The Inverness Group Incorporated and a Managing Member of Inverness Management LLC, a private equity investment firm that specializes in management buyout transactions. Inverness is not a parent, subsidiary or other affiliate of Triangle. Prior to Inverness, Mr. Dunwoody began the Corporate Finance Department of First City National Bank of Houston as a Senior Vice President. From 1968 to 1975, he worked in New York as an investment banker with The First Boston Corporation and Donaldson, Lufkin & Jenrette. Mr. Dunwoody currently serves on various corporate boards of directors and was formerly the Chairman of the Executive Committee of the Board of Directors of National-Oilwell, Inc. Mr. Dunwoody’s community involvement includes the co-founding of Imagine College, an education program serving over 5,000 inner-city students. He received an undergraduate degree in Business Administration from the University of Texas Honors Program.
     Thomas M. Garrott, III. Mr. Garrott currently serves on our Board of Directors and is a member of our audit committee and our nominating and corporate governance committee. Mr. Garrott is the retired chairman and chief executive officer of National Commerce Financial, which has since merged into SunTrust Banks. Under Mr. Garrott’s leadership, NCF earned a national reputation for inventiveness in retail banking delivery systems, having pioneered successfully large-scale, in-store banking since the early 1980s. NCF was not, and Sun Trust is not, a parent, subsidiary or other affiliate of Triangle. Active in business and civic activities, Mr. Garrott formerly served on the Board of Directors of SunTrust Banks, Inc., as well as the Pension Benefit Guaranty Corporation Advisory Committee. In addition, he has served as chairman of the Memphis Area Chamber of Commerce and a member of the Wharton School executive board. Mr. Garrott has a strong interest in education as well, having served on the boards of various schools, including St. Mary’s School, The Hutchison School, Presbyterian Day School, The Baylor School and Rhodes College. He holds a bachelor’s degree in economics from Vanderbilt University and a Masters in Business Administration from the Wharton School of Finance at the University of Pennsylvania.
     Benjamin S. Goldstein. Mr. Goldstein currently serves on our Board of Directors and is a member of our audit committee and our compensation committee. He is currently the President and co-founder of The Advisory Group, LLC, a real estate advisory, development and investment firm based in Cary, North Carolina. The Advisory Group is not a parent, subsidiary or other affiliate of Triangle. Mr. Goldstein is also active in his community, as he currently serves on the boards of the Wake Education Partnership, based in Raleigh, North Carolina, as well as Paragon Commercial Bank. Prior to co-founding The Advisory Group, Mr. Goldstein was President and Partner of Roanoke Properties, the developer of a residential resort real estate community on the Outer Banks of North Carolina, which had a build out value of over $300 million. He spent three years in the securities business, having been the Chief Financial Officer of Carolina Securities Corporation for one year, and later named to head the Carolina Securities Division of Thomson McKinnon Corporation, which had acquired Carolina Securities. He began his career at KPMG, where he worked with audit and consulting clients with an emphasis on the real estate industry. A native of North Carolina, Mr. Goldstein graduated from UNC-Chapel Hill with a degree in business.
     Simon B. Rich, Jr. Mr. Rich currently serves on our Board of Directors and is a member of our audit committee and our nominating and corporate governance committee. He retired in 2001 from his positions as Chief Executive Officer of Louis Dreyfus Holding Co. and Chairman and Chief Executive Officer of Louis Dreyfus Natural Gas, two affiliated Delaware and Oklahoma companies, respectively, neither of which was a parent, subsidiary or other affiliate of Triangle. As CEO, Mr. Rich’s companies’ combined operations included roles such as oil refinery processing, petroleum product storage and distribution, natural gas production and distribution and the merchandising and distribution of electricity in North America and Europe, as well as the merchandising and processing of agricultural products in North America, South America and Europe. During Mr. Rich’s tenure, his companies successfully partnered with Electricite de France, creating EDF Trading, a company that currently dispatches France’s electric generation system. His work experience, which spans more than thirty years, includes all aspects of the energy and agriculture industries. His expertise involves private equity investments with an emphasis on sustainability in energy and agriculture. In addition to Mr. Rich’s career in the energy and agriculture industries, he currently serves as a trustee of Warren Wilson College and serves on the Board of Directors of Environmental Defense. Mr. Rich is also the former Chairman of the Board of Visitors of The Nicholas School of the Environment and Earth Sciences at Duke University, where he is now Emeritus and an adjunct instructor. Mr. Rich holds an undergraduate degree in Economics from Duke University.
     Sherwood H. Smith, Jr. Mr. Smith currently serves on our Board of Directors and is a member of our compensation committee and our nominating and corporate governance committee. He currently serves as a director of Franklin Street Partners, a privately held investment management firm in Chapel Hill, North Carolina. Mr. Smith is also active in his community, as he currently serves as a director and Vice Chairman of the Research Triangle Foundation and as a Trustee and Chairman of the Triangle Universities Center for Advanced Studies, Inc. Until 2000 he served as a director of Carolina Power & Light Company (now Progress Energy Corporation), a company for which he has also served as Chairman, President and Chief Executive Officer. In addition, Mr. Smith has served as a director of Wachovia Corporation, Nortel Networks, Springs Industries, and Northwestern Mutual Life Insurance Company (Trustee). Other than his current position as director, Mr. Smith has never been employed by a parent, subsidiary or other affiliate of Triangle. He has been a member of the Business Roundtable and The Business Council and has served as Chairman of the North Carolina Citizens for Business and Industry. Mr. Smith has both an undergraduate and law degree from the University of North Carolina at Chapel Hill.
Interested Directors
     Garland S. Tucker, III. Mr. Tucker currently serves as Chairman of our Board of Directors, Chief Executive Officer, and President and is a member of our investment committee. Mr. Tucker was a co-founder of Triangle Capital Partners LLC, the former external manager of Triangle Mezzanine Fund prior to our IPO. Prior to co-founding Triangle Capital Partners, LLC in 2000, Mr. Tucker and an outside investor group sold First Travelcorp, a corporate travel services company that he and the investors founded in 1991. For the two years preceding the founding of First Travelcorp, Mr. Tucker served as Group Vice President, Chemical Bank, New York, with responsibility for southeastern corporate finance. Prior to Chemical Bank, Mr. Tucker spent a decade with Carolina Securities Corporation, serving as President and Chief Executive Officer until 1988. During his tenure, Carolina Securities Corporation was a member of the New York Stock Exchange, and Mr. Tucker served a term as President of the Mid-Atlantic Securities Industry Association. Mr. Tucker entered the securities business in 1975 with Investment Corporation of Virginia. He is a graduate of Washington & Lee University and Harvard Business School.
     Brent P. W. Burgess. Mr. Burgess currently serves as our Chief Investment Officer and is a member of our Board of Directors and our investment committee. Mr. Burgess was a co-founder of Triangle Capital Partners, LLC. Prior to joining Triangle, he was Vice President at Oberlin Capital, an SBIC mezzanine fund. He began his private equity career in 1996 with Cherokee International Management, a Raleigh based private equity firm, where he worked as an analyst and associate. He previously served on the Board of Governors of the National Association of SBICs and is a past president of the Southern Regional Association of SBICs. He is a graduate of the University of Regina and Regent College, Vancouver.
     Steven C. Lilly. Mr. Lilly currently serves as our Chief Financial Officer, Secretary, Treasurer and Chief Compliance Officer and is a member of our Board of Directors and our investment committee. Prior to joining Triangle Capital Partners in December, 2005, Mr. Lilly spent six and a half years with SpectraSite, Inc., which prior to its sale in August, 2005, was the third largest independent wireless tower company in the United States. At SpectraSite, Mr. Lilly served as Senior Vice President-Finance & Treasurer and Interim Chief Financial Officer. Prior to SpectraSite, Mr. Lilly was Vice President of the Media & Communications Group with First Union Capital Markets (now Wachovia Securities), specializing in arranging financings for high growth, financial sponsor driven companies across the media and telecommunications sector. Mr. Lilly is a graduate of Davidson College and has completed the executive education program at the University of North Carolina’s Kenan-Flagler School of Business.
Other Members of Investment Committee
     Tarlton H. Long. Mr. Long is a member of our investment committee. From 1990 to 2000, prior to co-founding Triangle Capital Partners, LLC, he was with Banc of America Securities and its predecessor organizations as they initiated development of a full service investment banking platform. As a managing director with Banc of America Securities, he established and headed the Industrial Growth Group. From 1979 to 1990, he was with The First Boston Corporation (now Credit Suisse) becoming a Director in the Corporate Finance Department. He began his career in finance in 1976 with White Weld & Co., New York. He is a graduate of the University of North Carolina at Chapel Hill and New York University.
     David F. Parker. Mr. Parker is a member of our investment committee. Prior to joining us, Mr. Parker was a partner in Crimson Capital Company, a Greensboro, North Carolina private investment banking firm that specialized in management buyouts of middle market companies in a variety of industries. Before joining Crimson, he was Vice-President and Treasurer at Marion Laboratories, Inc., a Fortune 500 pharmaceutical company, where he was responsible for Marion’s public and private financings, venture capital investments, divestitures, and investor communications. Before working at Marion Laboratories, he worked six years as Vice-President and Director of Private Placements at J. Henry Schroder Corp, a position that followed three years at Kidder, Peabody & Co., on its private placement desk. Mr. Parker began his career in 1971 at Shearson, Hammill & Co. in New York. He is a graduate of North Carolina State University and Harvard Business School.
Meetings of the Board of Directors and Committees
     During 2007, our Board of Directors held five board meetings. Our Board of Directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and an investment committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates pursuant to a charter, each of which is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com, and is also available in print to any stockholder who requests a copy.

     We have designated Simon B. Rich, Jr. as the presiding director of all executive sessions of non-employee directors. Executive sessions of non-employee directors are held at least quarterly. Stockholders may communicate with Mr. Rich by writing to: Board of Directors, Triangle Capital Corporation, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.
Audit Committee
     We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee is responsible for selecting our independent registered public accounting firm, reviewing the plans, scope and results of the audit engagement with our independent registered public accounting firm, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm, reviewing the integrity of the audits of the financial statements and reviewing the adequacy of our internal accounting controls.
     Our Board of Directors adopted the Audit Committee Charter on January 31, 2007. The Audit Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.
     The members of the audit committee are Messrs. Garrott, Goldstein and Rich, each of whom is independent for purposes of Section 2(a)(19) of the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Goldstein serves as the chairman of the audit committee. Our Board of Directors has determined that Mr. Goldstein is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Exchange Act. Mr. Goldstein meets the current independence requirements of Rule 10A-3 of the Exchange Act, and, in addition, is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Our audit committee held four meetings during 2007.
Compensation Committee
     The compensation committee is appointed by the Board to discharge its responsibilities relating to the compensation of our executive officers. The compensation committee has the responsibility for recommending appropriate compensation levels for our executive officers, evaluating and approving executive officer compensation plans, policies and programs, reviewing benefit plans for executive officers and other employees and producing an annual report on executive compensation for inclusion in our proxy statement. The Compensation Committee Charter is available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.
     Members of our compensation committee review annually and approve goals and objectives relevant to our executive officers’ compensation, including annual performance objectives. They evaluate annually the performance of the chief executive officer and other executive officers, and recommend to the independent directors of the Board the compensation level for each such person based on this evaluation. They review on a periodic basis our executive compensation programs to determine whether they are properly coordinated and achieve their intended purposes. They review and recommend to the Board for approval any changes in incentive compensation plans and equity-based compensation plans. The members of the compensation committee review and approve all equity-based compensation plans of Triangle, whether or not final approval rests with the Company’s stockholders, and grant equity-based awards pursuant to such plans in compliance with the 1940 Act. They review and approve employment agreements and any special supplemental benefits or perquisites for our executive officers. They review broadly employee compensation strategies, including salary levels and ranges and employee fringe benefits, in conjunction with compensation consultants.
     In determining executive compensation levels for our executive officers, the compensation committee meets at least annually with management, and may meet with compensation consultants, in order to determine whether current methods of executive compensation are effective in achieving Triangle’s short and long term strategies. The compensation committee, in conjunction with a compensation consultant if necessary, will analyze the compensation of executive officers and directors of other BDCs in order to establish competitive compensation levels to attract and retain quality executive officers and investment professionals.
     The members of the compensation committee are Messrs. Dunwoody, Goldstein and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Smith serves as the chairman of the compensation committee. Our compensation committee held four meetings during 2007.
Nominating and Corporate Governance Committee
     The nominating and corporate governance committee is responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee’s policy is to consider nominees properly recommended by our stockholders in accordance with our charter, bylaws and applicable law. Pursuant to our bylaws, stockholders wishing to submit proposals or director nominations that are not to be included in our annual proxy materials must have given timely notice thereof in writing to our corporate secretary. For example, to be timely for the 2009 Annual Meeting of Stockholders, a stockholder must notify our corporate secretary, in writing, not later than the close of business on December 28, 2008, nor earlier than the close of business on November 28, 2008. Our bylaws also contain additional requirements about advance notice of stockholder proposals and director nominations, including the different notice submission date requirements in the event that we mail out the notice for our Annual Meeting of Stockholders more than thirty days before or after the calendar date in which stockholders were mailed our proxy statement the immediately preceding year.
     In considering possible candidates for nomination, the nominating and corporate governance committee will consider certain factors including whether the composition of the Board contains a majority of independent directors as determined by the Nasdaq Global Market standards and the 1940 Act, the candidate’s character and integrity, whether the candidate possesses an inquiring mind, vision and the ability to work well with others, conflicts of interest interfering with the proper performance of the responsibilities of a director, a candidate’s experience, whether the candidate has sufficient time to devote to the affairs of Triangle, including consistent attendance at Board and committee meetings and advance review of materials and whether each candidate can be trusted to act in the best interests of us and all of our stockholders.
     Our Board of Directors adopted the Nominating and Corporate Governance Committee Charter on January 31, 2007. The Nominating and Corporate Governance Committee Charter is publicly available under “Corporate Governance” on the Investor Relations section of our website at the following URL: http://ir.tcap.com.
     The members of the nominating and corporate governance committee are Messrs. Garrott, Rich and Smith, each of whom is independent for purposes of Section 2(a)(19) the 1940 Act and the Nasdaq Global Market corporate governance listing standards. Mr. Rich serves as the chairman of the nominating and corporate governance committee. Our nominating and corporate governance committee held four meetings during 2007.
Investment Committee
     Our investment committee is responsible for all aspects of our investment process. The members of our investment committee are Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker. Our investment committee generally meets once a week but also meets on an as needed basis depending on transaction volume. Members of our investment committee are involved in all significant stages of the investment process, including, origination, due diligence and underwriting, approval, documentation and closing, and portfolio management and investment monitoring.
Code of Ethics and Corporate Governance Guidelines
     We have adopted a code of ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of ethics and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com/governance.cfm. We will report any amendments to or waivers of a required provision of our code of ethics and corporate governance guidelines on our website or in a Current Report on Form 8-K.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
DIRECTOR COMPENSATION
     Our directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in Section 2(a)(19) of the 1940 Act. The compensation table below sets forth compensation that we paid during the year ended December 31, 2007, to our independent directors. Our interested directors are not compensated for their service as Board members.

		Fees Earned
		or Paid in
Name	Year	Cash($)	All other Compensation($)		Total($)
W. McComb Dunwoody	2007	$28,000	—		$28,000
Thomas M. Garrott, III	2007	$35,000	—		$35,000
Benjamin S. Goldstein	2007	$38,000	$5,000	(1)	$43,000
Simon B. Rich, Jr.	2007	$38,000	$5,000	(2)	$43,000
Sherwood H. Smith, Jr.	2007	$38,000	$5,000	(3)	$43,000

(1)	Mr. Goldstein received $5,000 in 2007 for his services as our audit committee chairman.

(2)	Mr. Rich received $5,000 in 2007 for his services as our nominating and corporate governance committee chairman.

(3)	Mr. Smith received $5,000 in 2007 for his services as our compensation committee chairman.
     Director Fees
     In 2007, each of our directors who were not one of our employees or an employee of our subsidiaries earned an annual fee of $20,000 for services as a director, payable quarterly. Independent directors received a fee of $2,000 for each board meeting attended in person and $1,000 for each board meeting attended by conference telephone or similar communications equipment. Independent directors receive a fee of $1,000 for each committee meeting attended in person and $500 for each committee meeting attended by conference telephone or similar communication equipment. In addition, each committee chairman received an annual fee of $5,000. We reimbursed our independent directors for all reasonable direct out-of-pocket expenses incurred in connection with their service on the Board. Directors who are also our employees or employees of our subsidiaries did not receive compensation for their services as directors.
     Non-Employee Director Equity Compensation
     Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan, or the Original Plan, effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. During our fiscal year ended December 31, 2007, no equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a BDC’s non-employee directors without having first obtained exemptive relief.
     In light of the aforementioned restrictions, we filed a request with the Securities and Exchange Commission, or the SEC, in 2007 for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan, or the Amended and Restated Plan, and to recommend approval of the Amended and Restated Plan by stockholders at the Annual Meeting, subject to an order from the SEC granting exemptive relief. On March 18, 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors pursuant to the terms of the Amended and Restated Plan and as otherwise set forth in the exemptive order, and finally, on May 7, 2008, our stockholders voted to approve the Amended and Restated Plan.
     The Amended and Restated Plan provides that our non-employee directors will each receive an automatic grant of shares of restricted stock at the beginning of each one-year term of service on the Board, for which forfeiture restrictions will lapse one year from the grant date (i.e. grant after each annual meeting). The number of shares granted to each non-employee director will be the equivalent of $30,000 worth of shares taken at the market value at the close of the exchange on the date of grant. The grants of restricted stock to non-employee directors under the Amended and Restated Plan will be automatic and will not be changed without SEC approval.
     Pursuant to the terms of the Amended and Restated Plan and the conditions of the order, each grant of restricted stock will be approved by the required majority of our independent directors. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events (a “Change in Control”), all or a portion of the award will vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control, unless otherwise specified in the award agreement.
     Our Board of Directors has delegated administration of the Amended and Restated Plan to our compensation committee, which is comprised solely of the independent directors who are independent pursuant to the listing requirements of the Nasdaq Global Market. Our Board may remove this specific authority at any time and revest in our Board the administration of the Amended and Restated Plan. Our Board will at all times administer the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the Nasdaq Global Market and the exemptive order.
EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
General
     In 2007, our senior management team consisted of Garland S. Tucker, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker. Each of these executive officers entered into employment agreements with us and was compensated according to the terms of such agreements, which are described herein. We refer to these five officers in 2007 as the named executive officers, or “NEOs.”
     Our executive compensation program is designed to encourage our executive officers to think and act like stockholders of the Company. The structure of the NEOs’ employment agreements and our incentive compensation programs were designed to encourage and reward the following:
•	sourcing and pursuing attractively priced investment opportunities in all types of securities of lower middle market privately-held companies;

•	participating in comprehensive due diligence with respect to our investments;

•	ensuring we allocate capital in the most effective manner possible; and

•	working efficiently and developing relationships with other professionals.
     Our compensation committee reviewed and approved all of our compensation policies for 2007.
     We completed our IPO in February 2007. As our first year of operation as a publicly traded BDC, 2007 represented a period of constant development and growth for us, and we worked to create an executive compensation program that would effectively achieve our desired objectives stated above. We intend to continue the process of aligning executive compensation and our goals in 2008, including awarding certain equity incentive awards to our executive officers in accordance with our Amended and Restated 2007 Equity Incentive Plan, or Amended and Restated Plan, which our stockholders approved on May 7, 2008.
Executive Compensation Policy
     In 2007, we compensated our NEOs through a combination of base salary and cash bonuses. In the future, we intend to compensate our NEOs with stock options and/or restricted shares of common stock, compensation designed to be competitive with comparable employers and to align management’s incentives with the long-term interests of our stockholders. In allocating among these elements the compensation committee believes that the compensation of our NEOs should be based predominately on company and individual performance.
     Overview
     Our performance-driven compensation policy consists of the following three components:
•	Base salary;

•	Annual cash bonuses; and

•	Long-term compensation pursuant to our equity incentive plan.
     We designed, and in the future will design, each NEO’s compensation package to appropriately reward the NEO for his or her contribution to the Company. Our compensation philosophy has not historically been, and going forward will not be, a mechanical process, and our compensation committee will use its judgment and experience, working in conjunction with our chief executive officer, to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary cash bonuses tied to achievement of individual performance goals set by the compensation committee are intended to incentivize NEOs to remain with us in their roles and work hard to achieve our goals. Stock-based compensation in the form of stock options and/or restricted shares of common stock may be awarded based on individual performance expectations set by the compensation committee and, over time, on the NEO’s performance against those expectations. The mix of short-term and long-term compensation may be adjusted to reflect an individual’s need for current cash compensation and desire to retain his or her services.
     Establishing Compensation Levels
          Role of the Compensation Committee and Management
          As set forth in the Compensation Committee Charter, our compensation committee’s primary responsibility is to evaluate the compensation of our executive officers and assure that they are compensated effectively and in a manner consistent with our stated compensation objectives. The compensation committee also periodically reviews our corporate goals and objectives relevant to executive compensation, our executive compensation structure to ensure that it is designed to achieve the objectives of rewarding the company’s executive officers appropriately for their contributions to corporate growth and profitability and our other goals and objectives. At least annually, the compensation committee will evaluate the compensation of our executive officers and determine the amounts and individual elements of total compensation for executive officers consistent with our corporate goals and objectives and will communicate to stockholders the factors and criteria on which the executive officers’ compensation is based, including the relationship of our performance to the executive officers’ compensation. With respect to the compensation of our executive officers other than the chief executive officer, the committee works with the chief executive officer to conduct these reviews. The committee will also periodically evaluate the terms and administration of our annual and long-term incentive plans, including equity compensation plans, to ensure that they are structured and administered in a manner consistent with our goals and objectives as to participation in such plans, target annual incentive awards, corporate financial goals, actual awards paid to executive officers, and total funds reserved for payment under the compensation plans.
          Assessment of Market Data
          To assess the competitiveness of our executive compensation levels, we developed a comparative group of BDCs and performed comprehensive analyses of competitive performance and compensation levels. Our analysis centered around key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs closer in asset size, typical investment size, typical investment type, market capitalization, and general business scope to our Company (however, as discussed in greater detail below, we determined that our Company would be one of the smallest BDCs in terms of asset size and market capitalization immediately after the consummation of our IPO). Items we reviewed included, but were not necessarily limited to, base compensation, bonus compensation, option awards, restricted stock awards, and other compensation as detailed in public filings. In addition to actual levels of compensation, we also analyzed the approach other BDCs were taking with regard to their compensation practices. Items we reviewed included, but were not necessarily limited to, the use of employment agreements for certain employees, the targeted mix of cash and equity compensation, the use of third party compensation consultants, and certain corporate and executive performance measures established to achieve long term total return for stockholders.
          At the time our analysis was conducted, we were not yet a publicly traded company, but we compared our Company to others in our market based on our projected market capitalization post-IPO. Using this benchmark, we ranked below the median of the comparative group in market capitalization, below the median in net income, and in the lower quartile in assets and number of employees. Although each of the comparative companies is not exactly comparable in size, scope and operations, the compensation committee believes that they were the most relevant comparable companies available with disclosed executive compensation data, and they provide a good representation of competitive compensation levels for our executives. In general, our program was also more team-based than comparable companies’ programs, with less difference between our chief executive officer’s pay and the pay of our other executives.
          Assessment of Company Performance
          Alignment of a company’s business plans, its stockholders expectations and its employee compensation is an essential component of long term business success. Long term business success is in the interest of our stockholders and employees. We typically make three to seven year investments in privately held businesses. Our business plan involves taking on investment risk over an extended period of time, and a premium is placed on our ability to maintain stability of net asset values and continuity of earnings to pass through to stockholders in the form of recurring dividends. Our strategy is to generate income and capital gains from our portfolio of investments in the debt and equity securities of our customers. This income supports the payment of dividends to our stockholders. Therefore, a key element of our return to stockholders is in the form of current income through the payment of dividends. This recurring payout requires a methodical asset acquisition approach and active monitoring and management of our investment portfolio over time. A meaningful part of our employee base is dedicated to the maintenance of asset values and expansion of this recurring revenue to support and grow dividends.
          Compensation Determination
          We analyzed the competitiveness of the previously described components of compensation individually, as well as in total. Our comparative analysis indicated that in aggregate, our base salaries plus target bonuses resulted in total annual cash compensation significantly below the market median. We believe this is primarily due to the fact that our management team believed it was in the best interest of stockholders for the Company to minimize cash compensation expense, including cash compensation expense related to the service of our executive officers, during the early stages of the Company’s growth and development. As the Company grows and matures we would expect our compensation levels would, over time, more closely approximate the median of our peer group.
     Classes of Executive Compensation
          Base salary
          Base salary is used to recognize particularly the experience, skills, knowledge and responsibilities required of the executive officers in their roles. In establishing the 2007 base salaries of the NEOs, the compensation committee and management considered a number of factors including the seniority of the individual, the functional role of the position, the level of the individual’s responsibility, the ability to replace the individual, the base salary of the individual prior to the formation of the Company, the assistance of each NEO in the IPO process and the number of well-qualified candidates available in our area. In addition, we considered the base salaries paid to comparably situated executive officers in other BDCs and other competitive market practices. We did not use compensation consultants in connection with determining 2007 base salaries or for any other purpose prior to the consummation of the IPO.
          The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or other changes in responsibilities. The leading factors in determining increases in salary level are relative cost of living and competitive pressures. In connection with the compensation committee’s review of base salary for 2008, the committee did not increase base salary or target bonus for any of our NEOs.
          On February 21, 2007, we entered into employment agreements with Messrs. Tucker, Burgess, Lilly, Long and Parker. We believed these agreements were necessary to secure each executive’s services to the Company for one or two years, depending on the circumstances surrounding each NEO. In general, the agreements provide for the compensation of each NEO, as discussed above, payments to each executive upon various termination scenarios and contain certain restrictive covenants on competition and solicitation of our employees and clients.
          Pursuant to these agreements, each executive will receive compensation for termination due to death or disability, termination by us other than for cause, termination by the executive for good reason or termination upon a change in control. See “Employment Agreements” and “Potential Payments upon Termination or Change in Control” for additional information regarding the material terms of these agreements.
          Annual Cash Bonuses
          We pay annual cash bonuses to reward corporate and individual achievements for the prior fiscal year. We determined that annual cash bonuses will be based on the compensation committee’s discretionary assessment of the Company’s and the NEO’s performance, with input from the chief executive officer for NEOs other than himself. For 2007, NEOs were eligible for cash bonuses, ranging from 0% to 100% of their highest annual rate of base salary. In addition, during 2007, NEOs were eligible to receive bonus payments for certain tax gross-ups, expense reimbursements and other similar payments approved by the compensation committee. Performance achievements which were considered in the determination of cash bonuses for fiscal 2007 include individual performance and Company performance (based upon a comparison of actual performance to budgeted performance).
          Cash bonuses for 2007 were paid in February of 2008 and were typically determined as a percentage of each employee’s salary, based on individual performance and each employee’s level within the company. Our NEOs’ annual cash bonuses paid for performance in 2007 are disclosed in the bonus column of the Summary Compensation Table. All of our NEOs’ cash bonuses earned during 2007 were determined based on performance goals adopted by the compensation committee. All of our NEOs’ cash bonuses for 2007 were determined based on the compensation committee’s analysis of certain individual performance-based elements including how efficiently capital was deployed and the establishment of meaningful operational policies and procedures, including but not limited to, Sarbanes-Oxley compliance, portfolio valuation, portfolio monitoring processes, asset management processes and transaction monitoring processes.

     Long Term Incentive Compensation
          General
          Our Board of Directors has adopted the Amended and Restated Plan to provide stock-based awards as incentive compensation to our employees and non-employee directors, and our stockholders approved the Amended and Restated Plan at our 2008 Annual Meeting. No stock options or restricted shares were granted to NEOs during 2007.
          We expect to use stock-based awards to (i) attract and retain key employees, (ii) motivate our employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable our employees to participate in our long-term growth and (iv) link our employees’ compensation to the long-term interests of our stockholders. The compensation committee has been delegated exclusive authority by our Board of Directors to select the persons to receive stock-based awards. At the time of each award granted to an employee, the compensation committee will determine the terms of the award in its sole discretion, including any performance period (or periods) and any performance objectives relating to the award.
          Options
          Our compensation committee may in its sole discretion (upon delegation by the Board) grant our employees options to purchase our common stock (including incentive stock options and non-qualified stock options). We expect that options granted by our compensation committee will represent a fixed number of shares of our common stock, will have an exercise, or strike, price equal to the fair market value of our common stock on the date of such grant, and will be exercisable, or “vested,” at some later time after grant. Upon any stock option grant, its exercise price will not be changed absent specific SEC approval that we may do so. The “fair market value” will be defined as either (i) the closing sales price of the our common stock on the Nasdaq Global Market, or any other such exchange on which the shares are traded, on such date, (ii) in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported or (iii) in the event there is no public market for the shares on such date, the fair market value as determined, in good faith, by our Board in its sole discretion (which will in no event will be less than the net asset value of such shares of common stock on such date), and for purposes of a sale of a share of common stock as of any date, the actual sales price on that date. Some stock options granted by our compensation committee may vest simply by the holder remaining with the Company for a period of time, and some may vest based on meeting certain performance goals. We anticipate that our options will be valued for financial reporting purposes using the Black Scholes valuation method, and charges to earnings will be taken over the relevant service period pursuant to FASB Statement No. 123R. We did not grant any stock options to our employees in 2007.
          Specific performance factors that the compensation committee may consider in determining the vesting of options may include individual employee performance objectives such as work ethic, business development, proficiency and overall contribution to the Company.
          Restricted Stock
          Generally BDCs, such as us, may not grant shares of their stock for services without an exemptive order from the SEC. In 2007, we filed a request with the SEC for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Amended and Restated Plan and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On March 18, 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and non-employee directors, subject to certain restrictions, and finally, on May 7, 2008, our stockholders approved the Amended and Restated Plan. We anticipate that, when restricted stock is granted, charges to earnings will be taken over the relevant service period pursuant to FASB Statement No. 123R. Since we did not receive this relief until March 18, 2008, however, we were unable to grant any restricted stock to our NEOs during 2007.
          The Amended and Restated Plan allows our Board (and compensation committee, after delegation of administrative duties) to grant shares of restricted stock to our employees. Each restricted stock award will be for a fixed number of shares as set forth in an award agreement between the grantee and us. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights.
          Specific performance factors that the compensation committee may consider in determining the vesting of restricted stock may include individual employee performance objectives such as work ethic, proficiency and overall contribution to the Company.

     Change in Control and Severance
          Change in Control
          Upon termination of employment after a change of control, the NEOs may receive severance payments pursuant to their employment agreements entered into in connection with our IPO.
          Upon specified covered transactions involving a change of control (as defined in the Amended and Restated Plan), all outstanding awards under the Amended and Restated Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.
          Severance
          Under specified covered transactions involving a change in control (as defined in each NEO’s employment agreement), if an NEO terminates his employment with us within two years following such change in control, or if we terminate or give the NEO notice of non-renewal of the NEO’s employment within the two years commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position held in 2007. In the event that an NEO’s severance pay is triggered under his employment agreement, he will continue to receive his respective severance package even if he is hired by another employer, including a competing business development company or other fund; however, the Company’s obligation to continue the NEO’s then-existing benefits under the severance package will terminate on the date the NEO becomes eligible to receive such equal benefit from another employer.
          Additionally, a separate severance package exists in the event the NEO’s employment is terminated as a result of death or disability, or in the event that the Company terminates the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control. The same severance package referenced in the immediately preceding paragraph will be provided to the NEO, except that the severance package will only continue to be in effect for either twenty-four months or twelve months, depending upon the NEO’s position.
          Each NEO’s employment agreement also includes a right to allow the executive officer the opportunity to evaluate his position with the Company for a one month period beginning at the end of one year after a change in control has occurred, in order to determine whether at that time it would be in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position. If the NEO is dissatisfied with his responsibilities one year after the change in control has occurred, he may terminate his employment with the Company without good reason and still receive a severance package. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position held in 2007.
          Finally, if we fail to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control, any severance payment or benefit will be payable at the absolute discretion of the Board.
          The rationale behind providing a severance package in certain events was to attract talented executives who would be assured that they would not be financially injured if they physically relocated and/or left another job to join us but were forced out through no fault of their own and to ensure that our business would be operated and governed for our stockholders by a management team, and under the direction of a Board of Directors, who were not financially motivated to frustrate the execution of a change in control transaction. For more discussion regarding executive compensation in the event of a termination or change of control, please see the table entitled “2007 Potential Payments Upon Termination or Change in Control” and accompanying discussion.
     Tax and Accounting Considerations
          Section 162(m) of the Internal Revenue Code of 1986 limits our deduction for federal income tax purposes to not more than $1 million of compensation paid to certain executive officers in a calendar year. Compensation above $1 million may be deducted if it is “performance-based compensation.” Our compensation committee has not yet established a policy for determining which forms of incentive compensation awarded to our executive officers should be designated to qualify as “performance-based compensation.” To maintain flexibility in compensating our executive officers in a manner designed to promote our objectives, the compensation committee has not adopted a policy that requires all compensation to be deductible. However, the compensation committee intends to evaluate the effects of the compensation limits of Section 162(m) on any compensation it proposes to grant, and the compensation committee intends to provide future compensation in a manner consistent with our best interests and those of our stockholders. In 2007, none of the named executive officers received compensation that would exceed the $1 million limit on deductibility.
          We intend to account for share-based awards under the provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, or FAS 123(R). FAS 123(R) establishes accounting for stock-based awards exchanged for goods or services. Accordingly, stock-based compensation cost is measured at grant date, based on the fair value of the awards, and is recognized as an expense ratably over the requisite service period. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred.
Conclusion
     Our compensation policies are designed to retain and motivate our NEOs and to ultimately reward them for outstanding performance. The retention and motivation of our NEOs should enable us to grow strategically and position ourselves competitively in our market.
Executive Officer Compensation
     Due to the fact that we consummated our initial public offering of common stock in February 2007, we did not compensate our executive officers in 2006, and we only have executive officer compensation data for a portion of 2007. The respective compensation of our NEOs in 2007 was as follows:
2007 Summary Compensation Table

		Base			All Other
Name and Principal Position	Year	Salary(1)	Bonus		Compensation(2)	Total
Garland S. Tucker III — Chief Executive Officer	2007	$231,875	$265,000		$18,277	$515,152
Brent P.W. Burgess — Chief Investment Officer	2007	$210,000	$240,000		$12,318	$462,318
Steven C. Lilly — Chief Financial Officer	2007	$210,000	$280,416	(3)	$11,488	$501,904
Tarlton H. Long — Managing Director	2007	$175,000	$0		$16,886	$191,886
David F. Parker — Managing Director	2007	$175,000	$0		$17,949	$192,949

(1)	Includes base salary paid from February 21, 2007 (date of consummation of our initial public offering) through December 31, 2007.

(2)	Includes benefits in the form of 401(k) contributions, health, life and disability insurance premiums paid by the Company in 2007.

(3)	Includes a tax gross-up bonus approved by the compensation committee.
Employment Agreements
     Upon consummation of our IPO, we entered into employment agreements with Messrs. Tucker, Burgess, and Lilly that provide for a two year term. The initial base salary under the employment agreements for Messrs. Tucker, Burgess, and Lilly is $265,000, $240,000, and $240,000, respectively. Upon consummation of our IPO, we entered into employment agreements with Messrs. Long and Parker that provided for a one year term. The base salary under the employment agreements for Messrs. Long and Parker was $200,000. Under each employment agreement our Board of Directors has the right to increase the base salary of each of our executive officers during the term of the employment agreements and also to decrease it if certain conditions are satisfied. Messrs. Long and Parker’s one year agreements expired on February 21, 2008. Messrs. Long and Parker will continue to be employed by us as investment professionals on an at-will basis.
     In addition, in 2007, each executive officer was entitled to receive an annual bonus of up to a maximum of 100% of the executive officer’s 2007 base salary for achieving certain performance objectives, unless the compensation committee determines that special circumstances exist warranting a greater amount. The compensation committee of the Board of Directors established such performance objectives, as well as the bonus awarded to each executive officer.

Potential Payments upon Termination or Change in Control
     Under their respective employment agreements, each NEO was entitled to certain payments upon termination of employment or in the event of a change in control. The following table sets forth those potential payments with respect to each NEO in 2007. In providing the estimated potential payments, we have made the following general assumptions in all circumstances where applicable:
•	a change in control event has occurred and the date of termination is December 31, 2007;

•	the annual salary at the time of termination is as follows: Garland S. Tucker, III, $265,000; Brent P.W. Burgess, $240,000; Steven C. Lilly $240,000; Tarlton H. Long, $200,000; and David F. Parker, $200,000;

•	there is no unpaid bonus for the prior year;

•	there is no accrued and unpaid salary; and

•	there is no unpaid reimbursement for expenses incurred prior to the date of termination.
2007 Potential Payments upon Termination or Change in Control

			Within Two
			Years			Thirteenth
		Outside Of	After Change			Month After
		Two Years	In Control;			Change in
		After Change	Termination			Control;
		In Control;	w/o Cause or			Termination
		Termination	for Good			w/o Good
Name	Benefit	w/o Cause(3)	Reason(4)	Death	Disability	Reason(5)
Garland S. Tucker,III	Severance Pay(1)	$530,000	$795,000	$530,000	$530,000	$795,000
	Bonus Compensation(2)	$530,000	$795,000	$530,000	$530,000	$795,000

Brent P. W. Burgess	Severance Pay(1)	$480,000	$720,000	$480,000	$480,000	$720,000
	Bonus Compensation(2)	$480,000	$720,000	$480,000	$480,000	$720,000

Steven C. Lilly	Severance Pay(1)	$480,000	$720,000	$480,000	$480,000	$720,000
	Bonus Compensation(2)	$480,000	$720,000	$480,000	$480,000	$720,000

Tarlton H. Long	Severance Pay(1)	$200,000	$300,000	$200,000	$200,000	$300,000
	Bonus Compensation(2)	$200,000	$300,000	$200,000	$200,000	$300,000

David F. Parker	Severance Pay(1)	$200,000	$300,000	$200,000	$200,000	$300,000
	Bonus Compensation(2)	$200,000	$300,000	$200,000	$200,000	$300,000

(1)	Severance pay includes an employee’s annual salary and applicable multiple thereof paid monthly beginning at the time of termination, plus the employee’s benefits in the form of medical, health or other employee welfare benefit plan adopted by us.

(2)	Bonus compensation will at most be equal to 100% of an employee’s annual salary, multiplied by the number of years in which the employee is eligible to receive severance pay as defined above.

(3)	Change in control is defined in each employee’s employment agreement.

(4)	Good Reason is defined in each employee’s employment agreement.

(5)	The intent of this particular provision in each of our 2007 executive officers’ employment agreements was to allow the executive officer the opportunity to evaluate his position with the Company one year after a change in control has occurred, in order to determine whether at that time it would be in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position.
     Under specified covered transactions involving a change in control, if an NEO terminates his employment with us within two years following such change in control, or if we terminate or give the NEO notice of non-renewal of the NEO’s employment within the two years commencing with a change in control, he will receive a severance package beginning on the date of termination. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position held in 2007.
     In addition, a separate severance package exists in the event the NEO’s employment is terminated as a result of death or disability, or in the event that the Company terminates the NEO’s employment outside of the two-year period after a specified covered transaction involving a change in control. The same severance package referenced in the immediately preceding paragraph will be provided to the NEO, except that the severance package will only continue to be in effect for either twenty-four months or twelve months, depending upon the NEO’s position.
     Each NEO’s employment agreement also includes a right to allow the executive officer the opportunity to evaluate his position with the Company for a one month period beginning at the end of one year after a change in control has occurred, in order to determine whether at that time it would be in the best interests of the Company and the executive officer for the executive officer to continue serving in his then current position. If the NEO is dissatisfied with his responsibilities under the management after the change in control has occurred, he may terminate his employment with the Company without good reason and still receive a severance package. The severance package will include monthly payments equal to one-twelfth of (i) the NEO’s annual salary at that time plus (ii) the NEO’s bonus compensation as described in the employment agreement, and (iii) the Company will continue to provide the NEO with all of the benefits provided to him immediately prior to the termination, as described in the employment agreement. The severance package will continue to be in effect for either thirty-six months or eighteen months, depending upon the NEO’s position held in 2007.
     Finally, if we fail to renew any NEO’s employment agreement outside of the two-year period after a specified covered transaction involving a change in control, any severance payment or benefit will be payable at the absolute discretion of the Board.
Compensation Plans
Equity Incentive Plan
     Our Board of Directors and sole stockholder approved Triangle’s 2007 Equity Incentive Plan (the “Original Plan”) effective February 13, 2007, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. The Original Plan authorized the issuance of up to 900,000 shares of Triangle’s common stock (subject to adjustment for certain capital events such as stock splits, reverse stock splits, reorganizations, stock dividends, and similar transactions). The Original Plan provided for awards to our officers, employees and directors in the form of stock options, stock appreciation rights, shares of restricted stock, restricted stock units, performance awards and other stock-based awards. The Original Plan was set to terminate on February 13, 2017, unless terminated sooner by our Board of Directors. During our fiscal year ended December 31, 2007, however, no options, restricted stock or other equity incentive awards were granted under the Original Plan, in part due to certain 1940 Act restrictions which disallow the issuance of certain types of compensation to a business development company’s employees and directors without having first obtained exemptive relief.
     In light of the aforementioned restrictions, we filed a request with the SEC in 2007 for exemptive relief with respect to our ability to issue restricted stock to our employees and non-employee directors. On February 6, 2008, the Board voted to approve the Amended and Restated Plan and to recommend approval of the Amended and Restated Plan by stockholders, subject to an order from the SEC granting exemptive relief. On March 18, 2008, we received an order from the SEC authorizing such issuance of restricted stock to our employees and directors, subject to the conditions set forth in the order, and finally, on May 7, 2008, our stockholders voted to approve the Amended and Restated Plan.
     We may issue restricted stock to employees and non-employee directors consistent with such terms and conditions as the Board shall deem appropriate. With respect to awards issued to employees and officers, the Board will determine the time or times at which shares subject to an award will become exercisable and the terms on which such shares will remain exercisable. Shares granted pursuant to a restricted stock award will not be transferable until such shares have vested, unless the transfer is by will or by the laws of descent and distribution.
     The Amended and Restated Plan provides that we may grant options to our employees, which would entitle the optionee, upon exercise, to purchase shares of our common stock at a specified exercise price per share. Options must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant, subject to forfeiture provisions as determined by the Board. The exercise price of any option would remain fixed unless and until the SEC granted an order providing relief for the Board to do so.
     Our Board administers the Amended and Restated Plan and has the authority, subject to the provisions of the Amended and Restated Plan and the exemptive order, to determine who will receive awards under the Amended and Restated Plan and the terms of such awards. Each grant of restricted stock will be approved by the required majority of our independent directors. In the event of a consolidation, merger, stock sale, a sale of all or substantially all of the Company’s assets, a dissolution or liquidation or other similar events (a “Change in Control”), all or a portion of the award will vest, become immediately exercisable or payable and have all restrictions lifted upon a Change in Control, unless otherwise specified in the award agreement.
     Our Board of Directors has delegated administration of the Amended and Restated Plan to our compensation committee, which is comprised solely of the independent directors who are independent pursuant to the listing requirements of the Nasdaq Global Market. Our Board may remove this authority at any time and revest in our Board the administration of the Amended and Restated Plan. In any event, our Board will administer the Amended and Restated Plan in a manner that is consistent with the applicable requirements of the Nasdaq Global Market and the exemptive order.
401(k) Plan
     In 2007, we maintained a 401(k) plan in which all full-time employees who were at least 21 years of age were eligible to participate. Effective in 2008, only full-time employees who are at least 21 years of age and have 90 days of service are eligible to participate and receive certain employer contributions. Eligible employees have the opportunity to contribute their compensation on a pretax salary basis into the 401(k) plan up to $15,500 for the plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the plan year are eligible to defer up to an additional $5,000 for the plan year.
CERTAIN RELATIONSHIPS AND TRANSACTIONS
     Effective concurrently with the closing of our initial public offering, Triangle Mezzanine LLC, the general partner of Triangle Mezzanine Fund LLLP, merged into a wholly owned subsidiary of Triangle Capital Corporation. A substantial majority of the ownership interests of Triangle Mezzanine LLC were owned by certain of our executive officers (Garland S. Tucker, III, Brent P.W. Burgess, Steven C. Lilly, Tarlton H. Long and David F. Parker). As a result of such merger, Messrs. Tucker, Burgess, Lilly, Long and Parker collectively received shares of our common stock valued at approximately $6.7 million.
     Prior to the closing of our IPO, certain employees (Messrs. Tucker, Long and Parker) collectively owned approximately 67% of Triangle Capital Partners, LLC, an entity which provided management and advisory services to Triangle Mezzanine Fund LLLP pursuant to a management services agreement dated as of February 3, 2003. Under the terms of that management services agreement, Triangle Capital Partners, LLC received $0.2 million in management fees from Triangle Mezzanine Fund LLLP during the fiscal year ended December 31, 2007. This agreement was terminated upon the closing of our initial public offering.
     For additional information regarding the amount of common stock owned by members of management, see “Control Persons and Principal Stockholders” below.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
     The following table sets forth information with respect to the beneficial ownership of our common stock as of May 30, 2008, by each of our executive officers and independent directors and all of our directors and executive officers as a group. As of May 30, 2008, we are not aware of any 5% beneficial owners of our common stock, nor are we aware of any person who controls us, “control” being defined as the beneficial ownership of more than 25% of our common stock.
     Beneficial ownership has been determined in accordance with rule 13d-3 of the Exchange Act. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 30, 2008. Percentage of beneficial ownership is based on 6,917,363 shares of common stock outstanding as of May 30, 2008. The business address of each person below is 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.

	Number of			Dollar Range of Equity
	Shares			Securities
	Beneficially		Percentage	Beneficially Owned by
Name of Beneficial Owner	Owned		of Class	Directors(1)
Executive Officers:
Garland S. Tucker, III	144,350	(2)	2.1%	over $100,000
Brent P. W. Burgess	136,957	(3)	2.0%	over $100,000
Steven C. Lilly	116,105	(4)	1.7%	over $100,000
Independent Directors:
W. McComb Dunwoody	153,779	(5)	2.2%	over $100,000
Thomas M. Garrott, III	96,428	(5)	1.4%	over $100,000
Benjamin S. Goldstein	9,050	(5)	*	over $100,000
Simon B. Rich, Jr.	23,700	(5)	*	over $100,000
Sherwood H. Smith, Jr.	33,343	(5)	*	over $100,000

All Directors and Officers as a Group up (10 persons)	713,712		10.3%	over $100,000

*	Less than 1.0%

(1)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000. The dollar ranges are based on the price of our common stock on May 30, 2008.

(2)	Includes 22,054 shares of restricted stock that vest ratably over four years.

(3)	Includes 19,973 shares of restricted stock that vest ratably over four years.

(4)	Includes 19,973 shares of restricted stock that vest ratably over four years.

(5)	Includes 2,700 shares of restricted stock that become fully vested on May 7, 2009.
DIVIDEND REINVESTMENT PLAN
     We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
     No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying The Bank of New York Mellon, the “Plan Administrator” and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than three days prior to the payment date fixed by the Board of Directors, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
     We intend to use primarily newly issued shares to implement the plan, so long as our shares are trading at or above net asset value. If our shares are trading below net asset value, we intend to purchase shares in the open market in connection with our implementation of the plan. If we use newly issued shares to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on the Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If we purchase shares in the open market to implement the plan, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the average price per share for all shares purchased by the Plan Administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
     There will be no brokerage charges or other charges to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.
     Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
     Participants may terminate their accounts under the plan by notifying the plan administrator via its website at https://www.bnymellon.com/shareowner/isd, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8015, or by calling the plan administrator at (866) 228-7201.
     We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at BNY Mellon Shareowner Services, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8015.
DESCRIPTION OF OUR SECURITIES
     The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.
Capital Stock
     Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001 per share, of which 6,917,363 shares were outstanding as of May 30, 2008. Under our articles of incorporation, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the board of directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
          Common Stock
          All shares of our common stock have equal rights as to earnings, assets, dividends and voting privileges, except as described below, and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available therefor. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of a liquidation, dissolution or winding up of our company, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

          Preferred Stock
          Our articles of incorporation authorize our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Long-Term Debt
     Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of March 31, 2008, we (through Triangle SBIC) had issued $47.1 million of SBA guaranteed debentures, which had an annual weight-averaged interest rate of approximately 5.7%. With $65.3 million of regulatory capital as of March 31, 2008, we have the current capacity to issue up to a total of $130.6 million of SBA guaranteed debentures.
Outstanding Securities
     Set forth below are our outstanding classes of securities as of March 31, 2008.

		Amount Held By Company
Title Of Class	Amount Authorized	Or For Its Account	Amount Outstanding
Common Stock	150,000,000	—	6,803,863

SBA-Guaranteed Debentures	$130.6 million(1)	—	$47.1 million

(1)	Based on $65.3 million of regulatory capital as of March 31, 2008. For more information regarding our limitations as to SBA guaranteed debenture issuances, see “Small Business Administration Regulation” below.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
     Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our articles of incorporation authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.
     Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also provide that, to the maximum extent permitted by Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.
     Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     We have purchased directors’ and officers’ insurance policies covering our directors and officers and us for any acts and omissions committed, attempted or allegedly committed by any director or officer during the policy period. The policy is subject to customary exclusions.
Provisions of The Maryland General Corporation Law and Articles of Incorporation And Bylaws
     The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Director Terms; Election of Directors
     Our articles of incorporation provide that the term of each director is one year unless and until the board of directors, acting by authority provided under Section 3-802 of the Maryland General Corporation Law, establishes staggered terms in the manner provided in Section 3-803 of the Maryland General Corporation Law. Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our board of directors may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
     Our articles of incorporation provide that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one nor more than 12. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
     Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation permit only with respect to actions recommended by the board of directors). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
     Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
     The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meeting of Stockholders
     Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws
     Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.
     Our articles of incorporation and bylaws provide that the board of directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
     Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights, unless the board of directors, upon the affirmative vote of a majority of the board of directors, shall determine that such rights apply, with respect to all or any class or series of stock, to one or more transactions occurring after the date of determination in connection with which holders of such shares would otherwise be entitled to exercise such rights.
Control Share Acquisitions
     The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.
     The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
     A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
     If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.
     The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Control Share Act. Our board of directors has not adopted and does not presently intend to adopt, such a resolution.
Business Combinations
     Under the Maryland Business Combination Act, or the Business Combination Act, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10.0% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.
     A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.
     After the 5-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.
     These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

     The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Moreover, it does not apply to a corporation, such as us, registered under the 1940 Act as a closed-end investment company unless the board of directors adopts a resolution that the corporation will be subject to the Business Combination Act.
Conflict with 1940 Act
     Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
     The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
     A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:
•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
     A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.
     If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
     Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a Regulated Investment Company
     As a BDC, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90.0% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company
     If we:
•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,
then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders (other than any built-in gain recognized between January 1, 2007 and December 31, 2007). We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
     We will be subject to a 4.0% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98.0% of our net ordinary income for each calendar year, (2) 98.0% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years. We generally will endeavor in each taxable year to avoid any U.S. federal excise tax on our earnings.
     In order to qualify as a RIC for federal income tax purposes, we must, among other things:
•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90.0% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90.0% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50.0% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5.0% of the value of our assets or more than 10.0% of the outstanding voting securities of the issuer; and

•	no more than 25.0% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable Internal Revenue Code rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).
     We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
     Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
     The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders
     Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15.0%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
     We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
     In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.
     For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
     If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
     A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
     In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), recognized prior to January 1, 2011, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
     We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
     We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28.0% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
Taxation of Non-U.S. Stockholders
     Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
     Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.)
     In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning after December 31, 2004 and before January 1, 2008, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.
     Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.
     If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
     A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
     As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.
     Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a Regulated Investment Company
     If we are unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15.0% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.
REGULATION
     We, and Triangle SBIC, have elected to be treated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.
     The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67.0% or more of the voting securities present at a meeting if the holders of more than 50.0% of our outstanding voting securities are present or represented by proxy, or (ii) 50.0% of our voting securities.
Qualifying Assets
     Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70.0% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
          (1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:
          (a) is organized under the laws of, and has its principal place of business in, the United States;
          (b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
          (c) satisfies any of the following:
(i)	does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250.0 million;

(ii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iii)	is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.
          (2) Securities of any eligible portfolio company that we control.
          (3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.
          (4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60.0% of the outstanding equity of the eligible portfolio company.
          (5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.
          (6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.
     In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Managerial Assistance to Portfolio Companies
     In order to count portfolio securities as qualifying assets for the purpose of the 70.0% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
     Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70.0% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25.0% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
     We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200.0% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5.0% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a regulated investment company, we will continue to need additional capital to finance our growth and regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”
Code of Ethics and Corporate Governance Guidelines

     We have adopted a code of ethics and corporate governance guidelines covering ethics and business conduct. These documents apply to our directors, officers and employees. Our code of ethics and corporate governance guidelines are available on the Investor Relations section of our website at the following URL: http://ir.tcap.com/governance.cfm. We will report any amendments to or waivers of a required provision of our code of ethics and corporate governance guidelines on our website or in a Current Report on Form 8-K.
Proxy Voting Policies and Procedures
     We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
     Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
     Stockholders may, without charge, obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.
Other
     We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.
     We will be periodically examined by the SEC for compliance with the 1940 Act.
     We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
     We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.
Small Business Administration Regulations
     Triangle SBIC, our wholly-owned subsidiary, is licensed by the Small Business Administration to operate as a Small Business Investment Company under Section 301(c) of the Small Business Investment Act of 1958. Triangle SBIC initially obtained its SBIC license on September 11, 2003.
     SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Triangle SBIC has typically invested in senior subordinated debt, acquired warrants and/or made equity investments in qualifying small businesses.
     Under present SBA regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18.0 million and have average annual net income after Federal income taxes not exceeding $6.0 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 20.0% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6.0 million and have average annual net income after Federal income taxes not exceeding $2.0 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company’s initial public offering.

     The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain “passive” (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than 20.0% of the SBIC’s regulatory capital in any one portfolio company.
     The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, regulations adopted by the SBA in 2002 now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.
     The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10.0% or more of a class of capital stock of a licensed SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.
     An SBIC (or group of SBICs under common control) may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and, historically, were subject to certain prepayment penalties. Those prepayment penalties no longer apply as of September 2006. As of March 31, 2008, we had issued $47.1 million of SBA guaranteed debentures, which had an annual weight-averaged interest rate of 5.661%. SBA regulations currently limit the dollar amount of outstanding SBA guaranteed debentures that may be issued by any one SBIC (or group of SBICs under common control) to $130.6 million (which amount is subject to increase on an annual basis based on cost of living increases).
     SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.
     SBICs are periodically examined and audited by the SBA’s staff to determine its compliance with SBIC regulations and are periodically required to file certain forms with the SBA.
     Although we cannot provide any assurance that we will receive any exemptive relief, we have requested that the SEC allow us to exclude any indebtedness guaranteed by the SBA and issued by Triangle SBIC from the 200.0% asset coverage requirements applicable to us as a BDC.
     Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.
Securities Exchange Act and Sarbanes-Oxley Act Compliance
     We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:
•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•	pursuant to Rule 13a-15 of the Exchange Act, beginning with our fiscal year ending December 31, 2007, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and beginning with our fiscal year ending December 31, 2008, such report must be audited by our independent registered public accounting firm.

     The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take all actions necessary to ensure that we are in compliance therewith.
The Nasdaq Global Market Corporate Governance Regulations
     The Nasdaq Global Market has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we are in compliance therewith.
PLAN OF DISTRIBUTION
     We may sell our common stock through underwriters or dealers, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.
     The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the consent of the majority of our common stockholders or (ii) under such other circumstances as the SEC may permit.
     In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.
     We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).
     Any of our common stock sold pursuant to a prospectus supplement will be listed on The Nasdaq Global Market, or another exchange on which our common stock is traded.
     Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.
     If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

     In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.
     The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
     Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, Attn: Institutional Trust & Custody, 214 North Tryon Street; 27th floor, Charlotte, NC 28202. The Bank of New York Mellon acts as our transfer agent, dividend paying agent and registrar. The principal business address of our transfer agent is BNY Mellon, Shareowner Services, PO Box 358035, Pittsburgh, PA, 15252-8035, telephone number: (866) 228-7201.
BROKERAGE ALLOCATION AND OTHER PRACTICES
     Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our management team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the year ended December 31, 2007.
LEGAL MATTERS
     Certain legal matters will be passed upon for us by Bass, Berry & Sims PLC, Memphis, Tennessee. Venable LLP, Baltimore, Maryland, will pass upon the legality of the common stock offered by us and certain other matters of Maryland law. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Ernst & Young LLP, an independent registered public accounting firm whose address is 4130 ParkLake Avenue, Suite 500, Raleigh, NC 27612, has audited our financial statements and financial highlights at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, as set forth in their report. We have included our financial statements and financial highlights in the prospectus and elsewhere in the registration statement in reliance on Ernst & Young LLP’s report, given on its authority as an expert in accounting and auditing.
AVAILABLE INFORMATION
     We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the common stock offered by this prospectus. The registration statement contains additional information about us and the common stock being offered by this prospectus.
     We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INDEX TO FINANCIAL STATEMENTS

Unaudited Financial Statements
Unaudited Consolidated Balance Sheet as of March 31, 2008 and Consolidated Balance Sheet as of December 31, 2007	F-1
Unaudited Consolidated Statement of Operations for the Three Months Ended March 31, 2008 and Unaudited Combined Statement of Operations for the Three Months Ended March 31, 2007	F-2
Unaudited Consolidated Statement of Changes in Net Assets for the Three Months Ended March 31, 2008 and Unaudited Combined Statement of Changes in Net Assets for the Three Months Ended March 31, 2007	F-3
Unaudited Consolidated Statement of Cash Flows for the Three Months Ended March 31, 2008 and Unaudited Combined Statement of Cash Flows for the Three Months Ended March 31, 2007	F-4
Unaudited Consolidated Schedule of Investments as of March 31, 2008	F-5
Consolidated Schedule of Investments as of December 31, 2007	F-9
Notes to Unaudited Financial Statements	F-12

Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-20
Consolidated Balance Sheet as of December 31, 2007 and Combined Balance Sheet as of December 31, 2006	F-21
Consolidated Statement of Operations for the year ended December 31, 2007 and Combined Statements of Operations for the years ended December 31, 2006 and 2005	F-22
Consolidated Statement of Changes in Net Assets for the year ended December 31, 2007 and Combined Statements of Changes in Net Assets for the years ended December 31, 2006 and 2005	F-23
Consolidated Statement of Cash Flows for the year ended December 31, 2007 and Combined Statements of Cash Flows for the years ended December 31, 2006 and 2005	F-24
Consolidated Schedule of Investments as of December 31, 2007	F-25
Combined Schedule of Investments as of December 31, 2006	F-29
Notes to Financial Statements	F-32

TRIANGLE CAPITAL CORPORATION
Consolidated Balance Sheets

	March 31,	December 31,
	2008	2007
	(Unaudited)
Assets
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $78,569,772 and $66,819,386 at March 31, 2008 and December 31, 2007, respectively)	$79,704,224	$69,078,281
Affiliate investments (cost of $29,431,381 and $24,487,895 at March 31, 2008 and December 31, 2007, respectively)	29,866,379	25,041,093
Control investments (cost of $13,430,867 and $15,910,498 at March 31, 2008 and December 31, 2007, respectively)	17,821,613	20,254,844

Total investments at fair value	127,392,216	114,374,218
Deferred loan origination revenue	(1,571,822)	(1,368,603)
Cash and cash equivalents	15,611,011	21,787,750
Interest and fees receivable	404,084	305,159
Prepaid expenses and other current assets	177,962	47,477
Deferred financing fees	1,752,488	999,159
Property and equipment, net	32,916	34,166

Total assets	$143,798,855	$136,179,326

Liabilities
Accounts payable and accrued liabilities	$643,633	$1,144,222
Interest payable	185,999	698,735
Dividends payable	—	2,041,159
Income taxes payable	95,580	52,598
Deferred income taxes	1,585,899	1,760,259
SBA guaranteed debentures payable	47,050,000	37,010,000

Total liabilities	49,561,111	42,706,973

Net Assets
Common stock, $0.001 par value per share (150,000,000 shares authorized, 6,803,863 shares issued and outstanding as of March 31, 2008 and December 31, 2007)	6,804	6,804
Additional paid-in capital	86,949,189	86,949,189
Investment income in excess of distributions	3,526,071	1,738,797
Accumulated realized losses on investments	(618,620)	(618,620)
Net unrealized appreciation of investments	4,374,300	5,396,183

Total net assets	94,237,744	93,472,353

Total liabilities and net assets	$143,798,855	$136,179,326

Net asset value per share	$13.85	$13.74

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Statements of Operations

	Three Months	Three Months
	Ended	Ended
	March 31, 2008	March 31, 2007
	(Consolidated)	(Combined)

Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$1,921,769	$1,155,622
Affiliate investments	748,766	274,614
Control investments	487,434	75,718

Total loan interest, fee and dividend income	3,157,969	1,505,954

Paid-in-kind interest income:
Non-Control / Non-Affiliate investments	296,636	174,796
Affiliate investments	142,552	29,250
Control investments	129,395	42,948

Total paid-in-kind interest income	568,583	246,994

Interest income from cash and cash equivalent investments	137,432	359,168

Total investment income	3,863,984	2,112,116

Expenses:
Interest expense	561,815	499,691
Amortization of deferred financing fees	40,141	27,108
Management fees	—	232,423
General and administrative expenses	1,348,333	548,164

Total expenses	1,950,289	1,307,386

Net investment income	1,913,695	804,730

Net realized loss on investment — Non Control / Non-Affiliate	—	(1,464,224)
Net unrealized appreciation (depreciation) of investments	(1,021,883)	1,725,329

Total net gain (loss) on investments before income taxes	(1,021,883)	261,105

Income tax expense	126,421	—

Net increase in net assets resulting from operations	$765,391	$1,065,835

Net investment income per share — basic and diluted	$0.28	$0.12

Net increase in net assets resulting from operations per share — basic and diluted	$0.11	$0.16

Weighted average number of shares outstanding — basic and diluted	6,803,863	6,686,760

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Statements of Changes in Net Assets

						Investment	Accumulated	Net
	General	Limited	Common Stock		Additional	Income	Realized	Unrealized	Total
	Partner’s	Partners’	Number	Par	Paid In	in Excess of	Losses on	Appreciation of	Net
	Capital	Capital	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2007	$100	$21,250,000	100	$—	$1,500	$1,570,135	$—	$2,335,076	$25,156,811
Public offering of common stock	—	—	4,770,000	4,770	64,723,267	—	—	—	64,728,037
Formation transactions	(100)	(21,250,000)	1,916,660	1,917	21,248,183	—	—	—	—
Net investment income	—	—	—	—	—	804,730	—	—	804,730
Realized loss on investment	—	—	—	—	—	—	(1,464,224)	1,464,224	—
Net unrealized gains on investments	—	—	—	—	—	—	—	261,105	261,105
Tax distribution to partners	—	—	—	—	—	(220,047)	—	—	(220,047)

Balance, March 31, 2007	$—	$—	6,686,760	$6,687	$85,972,950	$2,154,818	$(1,464,224)	$4,060,405	$90,730,636

				Investment	Accumulated	Net
	Common Stock		Additional	Income	Realized	Unrealized	Total
	Number	Par	Paid In	in Excess of	Losses on	Appreciation of	Net
	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2008	6,803,863	$6,804	$86,949,189	$1,738,797	$(618,620)	$5,396,183	$93,472,353
Net investment income	—	—	—	1,913,695	—	—	1,913,695
Provision for income taxes	—	—	—	(126,421)	—	—	(126,421)
Net unrealized losses on investments	—	—	—	—	—	(1,021,883)	(1,021,883)

Balance, March 31, 2008	6,803,863	$6,804	$86,949,189	$3,526,071	$(618,620)	$4,374,300	$94,237,744

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Statements of Cash Flows

	Three Months	Three Months
	Ended	Ended
	March 31,	March 31,
	2008	2007
	(Consolidated)	(Combined)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$765,391	$1,065,835
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of portfolio investments	(14,123,791)	(63,602)
Repayments received/sales of portfolio investments	475,404	1,424,112
Loan origination and other fees received	403,889	27,500
Net realized loss on investments	—	1,464,224
Net unrealized depreciation (appreciation) of investments	1,196,243	(1,725,329)
Deferred income taxes	(174,360)	—
Paid-in-kind interest accrued, net of payments received	(541,434)	(142,908)
Amortization of deferred financing fees	40,141	27,108
Recognition of loan origination and other fees	(200,670)	(47,057)
Accretion of loan discounts	(24,420)	(51,953)
Depreciation expense	3,265	358
Changes in operating assets and liabilities:
Interest and fees receivable	(98,925)	(46,782)
Prepaid expenses	(130,485)	(70,892)
Accounts payable and accrued liabilities	(500,589)	(234,839)
Interest payable	(512,736)	(449,456)
Income taxes payable	42,982	—
Receivable from / payable to Triangle Capital Partners, LLC	—	(48,687)

Net cash provided by (used in) operating activities	(13,380,095)	1,127,632

Cash flows from investing activities:
Purchases of property and equipment	(2,015)	(12,905)

Net cash used in investing activities	(2,015)	(12,905)

Cash flows from financing activities:
Borrowings under SBA guaranteed debentures payable	10,040,000	4,000,000
Financing fees paid	(793,470)	(97,000)
Proceeds from initial public offering, net of expenses	—	64,728,037
Change in deferred offering costs	—	1,020,646
Cash dividends paid	(2,041,159)	—
Tax distribution to partners	—	(531,566)

Net cash provided by financing activities	7,205,371	69,120,117

Net increase (decrease) in cash and cash equivalents	(6,176,739)	70,234,844
Cash and cash equivalents, beginning of period	21,787,750	2,556,502

Cash and cash equivalents, end of period	$15,611,011	$72,791,346

Supplemental disclosure of cash flow information:
Cash paid for interest	$1,074,552	$949,148

Summary of non-cash financing transactions:
Accrued tax distribution to partners	$—	$220,047

See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Unaudited Consolidated Schedule of Investments
March 31, 2008

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Non-Control / Non-Affiliate Investments:

Ambient Air Corporation (6%)*	Specialty Trade Contractors	Subordinated Note (12%, Due 03/11)	$3,144,654	$3,049,405	$3,049,405
		Subordinated Note (14%, Due 03/11)	1,872,075	1,872,075	1,872,075
		Common Stock Warrants (455 shares)		142,361	882,800

			5,016,729	5,063,841	5,804,280

APO Newco, LLC (5%)*	Commercial and Consumer	Subordinated Note (14%, Due 03/13)	4,337,078	4,314,941	4,314,941
	Marketing Products	Unit purchase warrant (87,302 Class C units)		25,200	273,900

			4,337,078	4,340,141	4,588,841

ARC Industries, LLC (3%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,434,027	2,434,027	2,434,027

			2,434,027	2,434,027	2,434,027

Art Headquarters, LLC (3%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,376,823	2,359,270	2,359,270
		Membership unit warrants (15% of units (150 units))		40,800	—

			2,376,823	2,400,070	2,359,270

Assurance Operations Corporation (4%)*	Auto Components / Metal Fabrication	Subordinated Note (17%, Due 03/12)	3,876,915	3,876,915	3,643,115
		Common Stock (57 shares)		257,143	48,500

			3,876,915	4,134,058	3,691,615

Bruce Plastics, Inc. (1%)*	Plastic Component Manufacturing	Subordinated Note (14%, Due 10/11)	1,500,000	1,416,604	538,404
		Common Stock Warrants (12% of common stock)		108,534	—

			1,500,000	1,525,138	538,404

CV Holdings, LLC (6%)*	Specialty Healthcare Products Manufacturer	Subordinated Note (16%, Due 03/10)	5,052,217	5,052,217	5,052,217
		Royalty rights		—	274,600

			5,052,217	5,052,217	5,326,817

Cyrus Networks, LLC (6%)*	Data Center	Senior Note
	Services Provider	(8%, Due 07/13)	4,595,208	4,595,208	4,595,208
		2nd Lien Note
		(11%, Due 01/14)	980,428	980,428	980,428
		Revolving Line of Credit (8%)	70,880	70,880	70,880

			5,646,516	5,646,516	5,646,516

DataPath, Inc. (1%)*	Satellite Communication Manufacturer	Common Stock (210,263 shares)		101,500	576,400

				101,500	576,400

Eastern Shore Ambulance, Inc. (1%)*	Specialty Health Care Services	Subordinated Note (13%, Due 03/11)	1,000,000	961,318	961,318
		Common Stock Warrants (6% of common stock)		55,268	11,200
		Common Stock
		(30 shares)		30,000	2,900

			1,000,000	1,046,586	975,418

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Electronic Systems Protection, Inc. (5%)*	Power Protection Systems	Subordinated Note (14%, Due 12/15)	$3,013,833	$3,013,833	$3,013,833
	Manufacturing	Senior Note
		(7%, Due 01/14)	997,110	997,110	997,110
		Common Stock
		(500 shares)		250,000	250,000

			4,010,943	4,260,943	4,260,943

Energy Hardware Holdings, LLC (4%)*	Machined Parts Distribution	Subordinated Note
		(14.5%, Due 10/12)	3,285,819	3,285,819	3,285,819
		Junior Subordinated Note
		(8%, Due 10/12)	207,667	207,667	207,667

			3,493,486	3,493,486	3,493,486

FCL Graphics, Inc. (8%)*	Commercial Printing	Senior Note
	Services	(7%, Due 10/12)	1,880,000	1,880,000	1,880,000
		Senior Note
		(12%, Due 10/13)	2,000,000	2,000,000	2,000,000
		2nd Lien Note
		(18%, Due 4/14)	3,205,492	3,205,492	3,205,492

			7,085,492	7,085,492	7,085,492

Fire Sprinkler Systems, Inc. (3%)*	Specialty Trade Contractors	Subordinated Notes (13%-17.5%, Due 04/11)	2,441,060	2,441,060	2,441,060
		Common Stock (250 shares)		250,000	—

			2,441,060	2,691,060	2,441,060

Flint Acquisition Corporation (5%)*	Specialty Chemical Manufacturer	Subordinated Note (12.5%, Due 09/09)	3,750,000	3,750,000	3,750,000
		Preferred Stock (9,875 shares)		308,333	1,097,100

			3,750,000	4,058,333	4,847,100

Garden Fresh Restaurant Corp. (4%)*	Restaurant	2nd Lien Note
		(13%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	450,900

			3,000,000	3,500,000	3,450,900

Gerli & Company (3%)*	Specialty Woven Fabrics	Subordinated Note (14%, Due 08/11)	3,129,726	3,076,896	3,076,896
	Manufacturer	Common Stock Warrants (56,559 shares)		83,414	29,400

			3,129,726	3,160,310	3,106,296

Library Systems & Services, LLC (3%)*	Municipal Business Services	Subordinated Note (12%, Due 03/11)	2,000,000	1,963,309	1,963,309
		Common Stock Warrants (112 shares)		58,995	560,300

			2,000,000	2,022,304	2,523,609

Syrgis Holdings, Inc. (6%)*	Specialty Chemical Manufacturer	Senior Note (9%, Due 08/12-02/14)	4,865,000	4,865,000	4,865,000
		Common Units (2,114 units)		1,000,000	1,000,000

			4,865,000	5,865,000	5,865,000

TrustHouse Services Group, Inc. (5%)*	Food Management Services	Subordinated Note (14%, Due 03/15)	4,200,000	4,200,000	4,200,000
		Class A Units
		(1,495 units)		475,000	475,000
		Class B Units
		(79 units)		25,000	25,000

			4,200,000	4,700,000	4,700,000

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Twin-Star International, Inc. (6%)*	Consumer Home Furnishings Manufacturer	Subordinated Note (13%, Due 04/14)	$4,500,000	$4,500,000	$4,500,000
		Senior Note (8%, Due 04/13)	1,488,750	1,488,750	1,488,750

			5,988,750	5,988,750	5,988,750

Subtotal Non-Control / Non-Affiliate Investments			75,204,762	78,569,772	79,704,224

Affiliate Investments:

Asset Point, LLC (5%)*	Asset Management Software Provider	Subordinated Note (15%, Due 03/13)	4,309,151	4,309,151	4,309,151
		Membership Units
		(10 units)		500,000	500,000

			4,309,151	4,809,151	4,809,151

Axxiom Manufacturing, Inc. (3%)*	Industrial Equipment Manufacturer	Subordinated Note (14%, Due 01/11)	2,091,861	2,091,861	2,091,861
		Common Stock (34,100 shares)		200,000	428,000
		Common Stock Warrant
		(1,000 shares)		—	9,600

			2,091,861	2,291,861	2,529,461

Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”) (4) (4%)*	Oil and Gas Services	Subordinated Note – Brantley Transportation (14%, Due 12/12) Common Unit	3,800,000	3,771,580	3,771,580
		Warrants – Brantley Transportation (4,560 common units)		33,600	33,600
		Preferred Units – Pine Street (200 units)		200,000	200,000
		Common Unit Warrants – Pine Street (2,220 units)		—	—

			3,800,000	4,005,180	4,005,180

Dyson Corporation (12%)*	Custom Forging and Fastener Supplies	Subordinated Note (15%, Due 12/13)	10,085,262	10,085,262	10,085,262
		Class A Units (1,000,000 units)		1,000,000	1,000,000

			10,085,262	11,085,262	11,085,262

Equisales, LLC (7%)*	Energy Products and Services	Subordinated Note (15%, Due 04/12)	6,176,325	6,176,325	6,176,325
		Class A Units (500,000 units)		500,000	500,000

			6,176,325	6,676,325	6,676,325

Genapure Corporation (“Genapure”) and Genpref,	Lab Testing Services	Genapure Common Stock (4,286 shares)		500,000	675,122
LLC (“Genpref”) (5) (1%)*		Genpref Preferred Stock (455 shares)		63,602	85,878

				563,602	761,000

Subtotal Affiliate Investments			26,462,599	29,431,381	29,866,379

Control Investments:

Fischbein, LLC (14%)*	Packaging and Materials Handling	Subordinated Note (16.5%, Due 05/13)	8,759,613	8,759,613	8,759,613
	Equipment Manufacturer	Membership Units (4,200,000 units)		4,200,000	4,626,000

			8,759,613	12,959,613	13,385,613

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Porter’s Group, LLC (5%)*	Metal Fabrication	Membership Units (4,730 units)		$471,254	$4,436,000

				471,254	4,436,000

Subtotal Control Investments			8,759,613	13,430,867	17,821,613

Total Investments, March 31, 2008 (135%)*			$110,426,974	$121,432,020	$127,392,216

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Interest rates on subordinated debt include cash interest rate and paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

(5)	Genpref is the sole owner of Genapure’s preferred stock, and its sole business purpose is its ownership of Genapure’s preferred stock.
See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Consolidated Schedule of Investments
December 31, 2007

Portfolio Company	Industry	Type of Investment (1) (2)	Principal Amount	Cost	Fair Value (3)
Non-Control / Non-Affiliate Investments:

Ambient Air Corporation (6%)*	Specialty Trade	Subordinated Note
	Contractors	(12%, Due 03/11)	$3,144,654	$3,042,889	$3,042,889
		Subordinated Note
		(14%, Due 03/11)	1,872,075	1,872,075	1,872,075
		Common Stock
		Warrants (455 shares)		142,361	929,700

			5,016,729	5,057,325	5,844,664

APO Newco, LLC (5%)*	Commercial and	Subordinated Note
	Consumer	(14%, Due 03/13)	4,315,262	4,292,325	4,292,325
	Marketing Products	Unit purchase warrant
		(87,302 Class C units)		25,200	199,000

			4,315,262	4,317,525	4,491,325

Art Headquarters, LLC (3%)*	Retail, Wholesale	Subordinated Note
	and Distribution	(14%, Due 01/10)	2,441,824	2,422,091	2,422,091
		Membership unit
		warrants (15% of units
		(150 units))		40,800	9,800

			2,441,824	2,462,891	2,431,891

Assurance Operations Corporation (4%)*	Auto Components /	Subordinated Note
	Metal Fabrication	(17%, Due 03/12)	3,828,527	3,828,527	3,828,527
		Common Stock
		(200 shares)		200,000	—

			3,828,527	4,028,527	3,828,527

Bruce Plastics, Inc. (2%)*	Plastic Component	Subordinated Note
	Manufacturing	(14%, Due 10/11)	1,500,000	1,412,046	1,412,046
		Common Stock
		Warrants (12% of
		common stock)		108,534	—

			1,500,000	1,520,580	1,412,046

CV Holdings, LLC (6%)*	Specialty Healthcare	Subordinated Note
	Products	(16%, Due 03/10)	4,976,360	4,976,360	4,976,360
	Manufacturer	Royalty rights		—	197,900

			4,976,360	4,976,360	5,174,260

Cyrus Networks, LLC (6%)*	Data Center	Senior Note
	Services Provider	(9%, Due 07/13)	4,382,257	4,382,257	4,382,257
		2nd Lien Note
		(12%, Due 01/14)	907,663	907,663	907,663
		Revolving Line of
		Credit (9%)	70,880	70,880	70,880

			5,360,800	5,360,800	5,360,800

DataPath, Inc. (1%)*	Satellite	Common Stock
	Communication	(210,263 shares)
	Manufacturer			101,500	576,400

				101,500	576,400

Eastern Shore Ambulance, Inc. (1%)*	Specialty Health	Subordinated Note
	Care Services	(13%, Due 03/11)	1,000,000	958,715	958,715
		Common Stock
		Warrants (6% of
		common stock)		55,268	7,400
		Common Stock
		(30 shares)		30,000	1,900

			1,000,000	1,043,983	968,015

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Energy Hardware Holdings, LLC (4%)*	Machined Parts	Subordinated Note
	Distribution	(14.5%, Due 10/12)	$3,265,142	$3,265,142	$3,265,142
		Junior Subordinated
		Note
		(8%, Due 10/12)	207,667	207,667	207,667

			3,472,809	3,472,809	3,472,809

FCL Graphics, Inc. (8%)*	Commercial Printing	Senior Note
	Services	(9%, Due 10/12)	1,920,000	1,920,000	1,920,000
		Senior Note
		(13%, Due 10/13)	2,000,000	2,000,000	2,000,000
		2nd Lien Note
		(18%, Due 4/14)	3,145,481	3,145,481	3,145,481

			7,065,481	7,065,481	7,065,481

Fire Sprinkler Systems, Inc. (3%)*	Specialty Trade	Subordinated Notes
	Contractors	(13%-17.5%, Due 04/11)	2,517,986	2,517,986	2,517,986
		Common Stock (250
		shares)		250,000	41,700

			2,517,986	2,767,986	2,559,686

Flint Acquisition Corporation (5%)*	Specialty Chemical	Subordinated Note
	Manufacturer	(12.5%, Due 09/09)	3,750,000	3,750,000	3,750,000
		Preferred Stock (9,875
		shares)		308,333	1,074,100

			3,750,000	4,058,333	4,824,100

Garden Fresh Restaurant Corp. (4%)*	Restaurant	2nd Lien Note
		(13%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units
		(5,000 units)		500,000	446,600

			3,000,000	3,500,000	3,446,600

Gerli & Company (3%)*	Specialty Woven	Subordinated Note
	Fabrics	(14%, Due 08/11)	3,114,063	3,057,349	3,057,349
	Manufacturer	Common Stock
		Warrants (56,559
		shares)		83,414	84,500

			3,114,063	3,140,763	3,141,849

Library Systems & Services, LLC (3%)*	Municipal Business	Subordinated Note
	Services	(12%, Due 03/11)	2,000,000	1,960,528	1,960,528
		Common Stock
		Warrants (112 shares)		58,995	594,300

			2,000,000	2,019,523	2,554,828

Syrgis Holdings, Inc. (6%)*	Specialty Chemical	Senior Note (9%, Due
	Manufacturer	08/12-02/14)	4,932,500	4,932,500	4,932,500
		Common Units (2,114
		units)		1,000,000	1,000,000

			4,932,500	5,932,500	5,932,500

Twin-Star International, Inc. (6%)*	Consumer Home	Subordinated Note
	Furnishings	(13%, Due 04/14)	4,500,000	4,500,000	4,500,000
	Manufacturer	Senior Note (8%, Due
		04/13)	1,492,500	1,492,500	1,492,500

			5,992,500	5,992,500	5,992,500

Subtotal Non-Control / Non-Affiliate Investments			64,284,841	66,819,386	69,078,281

Affiliate Investments:

Axxiom Manufacturing, Inc. (3%)*	Industrial	Subordinated Note
	Equipment	(14%, Due 01/11)	2,081,321	2,081,321	2,081,321
	Manufacturer	Common Stock
		(34,100 shares)		200,000	543,600
		Common Stock
		Warrant
		(1,000 shares)		—	12,200

			2,081,321	2,281,321	2,637,121

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Brantley Transportation, LLC	Oil and Gas	Subordinated Note -
(“Brantley Transportation”) and	Services	Brantley Transportation
Pine Street Holdings, LLC (“Pine Street”) (4) (4%)*		(14%, Due 12/12) Common Unit	$3,800,000	$3,770,482	$3,770,482
		Warrants
		- Brantley
		Transportation (4,560
		common units)		33,600	33,600
		Preferred Units - Pine
		Street (200 units)		200,000	200,000
		Common Unit
		Warrants - Pine Street
		(2,220 units)		—	—

			3,800,000	4,004,082	4,004,082

Dyson Corporation (12%)*	Custom Forging	Subordinated Note
	and Fastener	(15%, Due 12/13)	10,009,167	10,009,167	10,009,167
	Supplies	Class A Units
		(1,000,000 units)		1,000,000	1,000,000

			10,009,167	11,009,167	11,009,167

Equisales, LLC (7%)*	Energy Products	Subordinated Note
	and Services	(15%, Due 04/12)	6,129,723	6,129,723	6,129,723
		Class A Units
		(500,000 units)		500,000	500,000

			6,129,723	6,629,723	6,629,723

Genapure Corporation	Lab Testing	Genapure Common
(“Genapure”) and Genpref, LLC	Services	Stock (4,286 shares)		500,000	675,122
(“Genpref”) (5) (1%)*		Genpref Preferred
		Stock (455 shares)		63,602	85,878

				563,602	761,000

Subtotal Affiliate Investments			22,020,211	24,487,895	25,041,093

Control Investments:

ARC Industries, LLC (3%)*	Remediation	Subordinated Note
	Services	(19%, Due 11/10)	$2,403,521	$2,403,521	$2,403,521
		Membership Units
		(3,000 units)		175,000	118,700

			2,403,521	2,578,521	2,522,221

Fischbein, LLC (14%)*	Packaging and	Subordinated Note
	Materials Handling	(16.5%, Due 05/13)	8,660,723	8,660,723	8,660,723
	Equipment	Membership Units
	Manufacturer	(4,200,000 units)		4,200,000	4,200,000

			8,660,723	12,860,723	12,860,723

Porter’s Group, LLC (5%)*	Metal Fabrication	Membership Units
		(4,730 units)		471,254	4,871,900

				471,254	4,871,900

Subtotal Control Investments			11,064,244	15,910,498	20,254,844

Total Investments, December 31, 2007 (122%)*			$97,369,296	$107,217,779	$114,374,218

*	Value as a percent of net assets
(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Interest rates on subordinated debt include cash interest rate and paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

(5)	Genpref is the sole owner of Genapure’s preferred stock, and its sole business purpose is its ownership of Genapure’s preferred stock.
See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Notes to Unaudited Financial Statements
1. ORGANIZATION, BASIS OF PRESENTATION AND BUSINESS
Organization
     Triangle Capital Corporation (the “Company”), was formed on October 10, 2006 for the purposes of acquiring 100% of the equity interest in Triangle Mezzanine Fund LLLP (the “Fund”) and its general partner, Triangle Mezzanine LLC (“TML”), raising capital in an initial public offering, which was completed in February 2007 (the “Offering”) and thereafter operating as an internally managed Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).
     The Fund is a specialty finance limited liability limited partnership formed to make investments primarily in middle market companies located throughout the United States. The Fund’s term is ten years from the date of formation (August 14, 2002) unless terminated earlier or extended in accordance with provisions of the limited partnership agreement. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (“SBIC”) under the authority of the United States Small Business Administration (“SBA”). As an SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.
     On February 21, 2007, concurrent with the closing of the Offering, the following formation transactions were consummated (the “Formation Transactions”):
•	The Company acquired 100% of the limited partnership interests in the Fund in exchange for approximately 1.9 million shares of the Company’s common stock. The Fund became a wholly owned subsidiary of the Company, retained its license under the authority of the SBA to operate as an SBIC and continues to hold its existing investments and make new investments with the proceeds of the Offering; and

•	The Company acquired 100% of the equity interests in TML, and the management agreement between the Fund and Triangle Capital Partners, LLC was terminated.
     The Offering consisted of the sale of 4,770,000 shares of Common Stock at a price of $15 per share, resulting in net proceeds of approximately $64.7 million, after deducting offering costs totaling approximately $6.8 million. Upon completion of the Offering, the Company had 6,686,760 common shares outstanding.
     As a result of completion of the Offering and formation transactions, the Fund became a 100% wholly owned subsidiary of the Company. The General partner of the Fund is the New General Partner (which is wholly owned by the Company), and the limited partners of the Fund are the Company (99.9%) and the New General Partner (0.1%).
     The Company currently operates as a closed-end, non-diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers (previously employed by the Fund’s external manager) under the supervision of its board of directors. For all periods subsequent to the consummation of the Offering and the Formation Transactions, the Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.
Basis of Presentation
     The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund. The Fund does not consolidate portfolio company investments.
     The Formation Transactions discussed above involved an exchange of shares of the Company’s common stock between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations (“SFAS 141”), the Company’s results of operations and cash flows for the three months ended March 31, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation/combination. All financial data and information included in these financial statements have been presented on the basis describe above.
     The accompanying unaudited financial statements are presented in conformity with United States generally accepted accounting principles (“U.S. GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and

Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual consolidated financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations are not necessarily indicative of results that ultimately may be achieved for the year. Therefore, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the period ended December 31, 2007. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the consolidated financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.
Allocations and Distributions of the Fund
     During the three months ended March 31, 2007, the Fund distributed $531,566 in cash to TML, the former General Partner of the Fund and accrued a partners tax distribution payable of $220,047 to TML and the former limited partners, such distribution related to the taxable earnings of the Fund from January 1, 2007 through February 21, 2007. This payable was distributed in the second quarter of 2007.
Management Fee
     Prior to the consummation of the Formation Transactions, the Fund was managed by Triangle Capital Partners, LLC, a related party that is majority-owned by the Company’s Chief Executive Officer and two of the Company’s employees. Triangle Capital Partners, LLC was entitled to a quarterly management fee, which was payable at an annual rate of 2.5% of total aggregate subscriptions of all institutional partners and capital available from the SBA. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax and limited partner expense were the responsibility of the Fund. The management fees for the three months ended March 31, 2007 were $232,423. In conjunction with the completion of the Offering in February 2007, the management agreement was terminated.
New Accounting Standards
     On January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles (“GAAP”) and expands disclosures about fair value measurements. The changes to previous practice resulting from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The definition of fair value retains the exchange price notion used in earlier definitions of fair value. SFAS 157 clarifies that the exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability in the market in which the reporting entity would transact for the asset or liability, that is, the principal or most advantageous market for the asset or liability. The transaction to sell the asset or transfer the liability is a hypothetical transaction at the measurement date, considered from the perspective of a market participant that holds the asset or owes the liability. SFAS 157 provides a consistent definition of fair value which focuses on exit price and prioritizes, within a measurement of fair value, the use of market-based inputs over entity-specific inputs. In addition, SFAS 157 provides a framework for measuring fair value, and establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The Company’s adoption of SFAS 157 resulted in additional unrealized depreciation of approximately $0.2 million. See Note 2 for a further discussion of the impact of the adoption of SFAS 157 on the Company’s financial statements and for expanded disclosures about the Company’s fair value measurements.
     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. Under SFAS 159, unrealized gains and losses on items for which the fair value option has been elected are reported in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. The Company did not adopt SFAS 159.

2. INVESTMENTS
     Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

March 31, 2008:
Subordinated debt and 2nd lien notes	$94,155,068	78%	$93,043,068	73%
Senior debt	15,896,948	13	15,896,948	12
Equity shares	10,831,832	9	16,376,800	13
Equity warrants	548,172	—	1,800,800	2
Royalty rights	—	—	274,600	—

	$121,432,020	100%	$127,392,216	100%

December 31, 2007:
Subordinated debt and 2nd lien notes	$82,171,781	76%	$82,171,781	72%
Senior debt	14,798,137	14	14,798,137	13
Equity shares	9,699,689	9	15,335,900	13
Equity warrants	548,172	1	1,870,500	2
Royalty rights	—	—	197,900	—

	$107,217,779	100%	$114,374,218	100%

     During the three months ended March 31, 2008, the Company made three new investments totaling $13.8 million, one additional debt investment in an existing portfolio company of $0.3 million and one additional equity investment in an existing portfolio company of approximately $0.1 million. During the three months ended March 31, 2007, the Company made one equity investment in an existing portfolio company of approximately $0.1 million.
Valuation of Investments
     The Company has established and documented processes and methodologies for determining the fair values of portfolio company investments on a recurring basis in accordance with SFAS 157. Under SFAS 157, a financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of valuation hierarchy established by SFAS 157 are defined as follows:
     Level 1 — inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.
     Level 2 — inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
     Level 3 — inputs to the valuation methodology are unobservable and significant to the fair value measurement.
     The Company invests primarily in debt and equity of privately held companies for which quoted prices falling within the categories of Level 1 and Level 2 inputs are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by the Board of Directors (Level 3 inputs, as further described below). Due to the inherent uncertainty in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
     Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security.
     Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues.

     In making the good faith determination of the value of debt securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment-in-kind (PIK) interest, if any. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held. In valuing debt securities, management utilizes an “income approach” model that considers factors including, but not limited to, (i) the portfolio investment’s current risk rating (discussed below), (ii) the portfolio company’s current trailing twelve months’ (“TTM”) results of operations as compared to the portfolio company’s TTM results of operations as of the date the investment was made, (iii) the portfolio company’s current leverage as compared to its leverage as of the date the investment was made, and (iv) current pricing and credit metrics for similar proposed and executed investment transactions. In valuing equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities.
     The following table presents the Company’s financial instruments carried at fair value as of March 31, 2008, on the consolidated balance sheet by FAS 157 valuation hierarchy, as previously described:

	Fair Value at March 31, 2008
	Level 1	Level 2	Level 3	Total

March 31, 2008:
Portfolio company investments	$ —	$ —	$127,392,216	$127,392,216

	$ —	$ —	$127,392,216	$127,392,216

     The following table reconciles the beginning and ending balances of our portfolio company investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended March 31, 2008:

Three Months
Ended
March 31, 2008
Fair value of portfolio, January 1, 2008	$114,374,218
New investments	14,123,791
Proceeds from sale of investment	(175,000)
Principal repayments and payment in kind interest payments received	(327,553)
Payment in kind interest earned	568,583
Accretion of loan discounts	24,420
Net unrealized losses on investments	(1,196,243)

Fair value of portfolio, March 31, 2008	$127,392,216

     All realized and unrealized gains and losses are included in earnings (changes in net assets) and are reported on separate line items within the Company’s statements of operations. Unrealized losses on investments of $1,252,543 during the three months ended March 31, 2008 are related to portfolio company investments that are still held by the Company as of March 31, 2008.
     Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our shareholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.
     For the quarter ended March 31, 2008, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 35% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2008. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. The Board of Directors of Triangle Capital Corporation is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Warrants
     When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
     Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.
Investment Classification
     In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.
Investment Income
     Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Dividend income is recorded on the ex-dividend date.
Fee Income
     Loan origination, facility, commitment, consent and other advance fees received in connection with loan agreements are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.
Payment-in-Kind Interest
     The Company holds loans in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of loan principal repayment. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or if the investee is not expected to be able to pay all principal and interest due.
Concentration of Credit Risk
     The Company’s investees are generally lower middle-market companies in a variety of industries. At both March 31, 2008 and December 31, 2007, the Company had one investment that was individually greater than or equal to 10% of the total fair value of its investment portfolio. This investment represented approximately 11% of the total fair value of the Company’s investment portfolio as of March 31, 2008 and December 31, 2007. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.
     The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have a limited operating history and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.
3. INCOME TAXES
     For 2007 and 2008, the Company intends to elect to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Code. As a RIC, so long as the Company meets certain minimum distribution, source-of-income and asset diversification requirements, it generally is required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.
     In addition, the Company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for GAAP purposes, such that the Company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold certain portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.
     For federal income tax purposes, the cost of investments owned at March 31, 2008 was approximately $123.3 million.
4. LONG-TERM DEBT
     The Company has the following debentures outstanding guaranteed by the SBA:

		Prioritized	March 31,	December 31,
Issuance/Pooling Date	Maturity Date	Return Rate	2008	2007

September 22, 2004	September 1, 2014	5.539%	$8,700,000	$8,700,000
March 23, 2005	March 1, 2015	5.893%	13,600,000	13,600,000
September 28, 2005	September 1, 2015	5.796%	9,500,000	9,500,000
February 1, 2007	March 1, 2017	6.231%	4,000,000	4,000,000
March 26, 2008	March 1, 2018	6.191%	6,410,000	1,210,000
March 27, 2008	September 1, 2018	3.788%	4,840,000	—

			$47,050,000	$37,010,000

     Interest payments are payable semi-annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.
     Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of March 31, 2008, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $130.6 million (which amount is subject to increase on an annual basis based on cost of living increases). With $65.3 million of regulatory capital as of March 31, 2008, the Fund has the current capacity to issue up to a total of $130.6 million of SBA guaranteed debentures, subject to the payment of a 1% commitment fee to the SBA on the amount of the commitment. As of March 31, 2008, the Fund had paid commitment fees for and had a commitment from the SBA to issue a total of $96.9 million of SBA guaranteed debentures, of which $47.1 million are outstanding as of March 31, 2008. In order to access the remaining $33.7 million in borrowing capacity for which the Fund is currently eligible, the Fund would incur non-refundable commitment fees of $337,000. In addition to the one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA guaranteed debentures as of March 31, 2008 and December 31, 2007 were 5.661% and 5.826%, respectively.

5. FINANCIAL HIGHLIGHTS
     The following is a schedule of financial highlights for the three months ended March 31, 2008 and 2007:

	Three Months Ended March 31,
	2008	2007(1)

Per share data:
Net asset value at beginning of period(1)	$13.74	$13.44

Net investment income(2)	0.28	0.12
Net realized loss on investments(2)	—	(0.22)
Net unrealized appreciation (depreciation) on investments(2)	(0.15)	0.26

Total increase from investment operations(2)	0.13	0.16

Accrued distribution to partners(2)	—	(0.03)
Income tax provision(2)	(0.02)	—

Net asset value at end of period	$13.85	$13.57

Market value at end of period(3)	$11.92	$13.65

Shares outstanding at end of period	6,803,863	6,686,760
Net assets at end of period	$94,237,744	$90,730,636
Average net assets(1)	$93,727,483	$90,166,777
Ratio of operating expenses to average net assets (annualized)	8%	6%
Ratio of net investment income to average net assets (annualized)	8%	4%
Portfolio turnover ratio	0%	0%
Total Return(4)	(4%)	(9%)

(1)	Net asset value as of January 1, 2007 and average net assets for the three months ended March 31, 2007 are presented as if the Offering and Formation Transactions had occurred on January 1, 2007. See Note 1 for a further description of the basis of presentation of the Company’s financial statements.

(2)	Weighted average basic per share data.

(3)	Represents the closing price of the Company’s common stock on the last day of the period.

(4)	The total return for the three months ended March 31, 2008 equals the change in the ending market value of the Company’s common stock during the period, plus dividends declared per share during the period, divided by the market value of the Company’s common stock on the first day of the period. The total return for the three months ended March 31, 2007 equals the change in the ending market value of the Company’s common stock from the Offering price of $15.00 per share plus dividends paid per share during the period, divided by the Offering price. Total return is not annualized.
6. SUBSEQUENT EVENTS

SBA Guaranteed Debentures Payable
     On April 11, 2008, the Company borrowed an additional $9.4 million under the SBA debenture commitment.
     On April 28, 2008, the Company borrowed an additional $15.2 million under the SBA debenture commitment.
Repayment of Loan to Flint Acquisition Corporation
     On April 17, 2008, the Company’s loan to Flint Acquisition Corporation of approximately $3.8 million was repaid in full. In connection with the repayment, the Company recognized a prepayment fee of $37,500.
New Portfolio Company Investments
     On April 25, 2008, the Company invested $9.4 million in Jenkins Restoration, Inc. (“Jenkins”) consisting of $8.0 million in subordinated debt and $1.4 million in convertible debt. Jenkins, headquartered in Sterling, Virginia, is a provider of insurance restoration services, focusing on reconstruction and repair of damage to residential and commercial buildings caused by fire, wind, storm, vandalism, or burglary.

     On April 29, 2008, the Company made an $8.0 million subordinated debt investment in American De-Rosa Lamparts, LLC and Hallmark Lighting (“ADL/Hallmark”). ADL/Hallmark, headquartered in California, markets a wide variety of lighting products, including fixtures, bulbs, electrical components, glass and hardware, to maintenance and repair organizations, lighting wholesalers, retailers and original equipment manufacturers.
     On April 30, 2008, the Company invested $13.0 million in subordinated debt in Yellowstone Landscape Group, Inc. (“Yellowstone”). Yellowstone, headquartered in Dallas, Texas, is a full-service lawn care provider focused primarily on the commercial market with services including lawn and landscape maintenance, construction/installation, irrigation, turf management, and tree care throughout Texas and the Southeast.

Report of Independent Registered Public Accounting Firm
To the Board of Directors
Triangle Capital Corporation
We have audited the accompanying consolidated balance sheet of Triangle Capital Corporation (the Company), including the schedule of investments, as of December 31, 2007, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended, and the consolidated financial highlights for the year then ended. We have also audited the accompanying combined balance sheet of Triangle Capital Corporation, including the schedule of investments, as of December 31, 2006, and the related combined statements of operations, changes in net assets, and cash flows for each of the two years in the period then ended, and the combined financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated and combined financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007 and 2006 by correspondence with the portfolio companies. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Triangle Capital Corporation at December 31, 2007, the consolidated results of its operations, changes in net assets, and its cash flows for the year then ended, the financial highlights for the year then ended, and the combined financial position of Triangle Capital Corporation at December 31, 2006, the combined results of its operations, changes in net assets, and its cash flows for each of the two years in the period then ended, and the combined financial highlights for the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP
Raleigh, North Carolina
March 11, 2008

Triangle Capital Corporation
Balance Sheets

	December 31,
	2007	2006
	(Consolidated)	(Combined)

Assets
Investments at fair value:
Non-Control / Non-Affiliate investments (cost of $66,819,386 and $40,592,972 at December 31, 2007 and 2006, respectively)	$69,078,281	$42,370,348
Affiliate investments (cost of $24,487,895 and $9,453,445 at December 31, 2007 and 2006, respectively)	25,041,093	10,011,145
Control investments (cost of $15,910,498 and $2,614,935 at December 31, 2007 and 2006, respectively)	20,254,844	2,614,935

Total investments at fair value	114,374,218	54,996,428
Deferred loan origination revenue	(1,368,603)	(774,216)
Cash and cash equivalents	21,787,750	2,556,502
Interest and fees receivable	305,159	134,819
Prepaid expenses and other current assets	47,477	—
Deferred offering costs	—	1,020,646
Deferred financing fees	999,159	985,477
Property and equipment, net	34,166	—

Total assets	$136,179,326	$58,919,656

Liabilities and Net Assets
Accounts payable and accrued liabilities	$1,144,222	$794,983
Interest payable	698,735	606,296
Partners distribution payable	—	531,566
Dividends payable	2,041,159	—
Income taxes payable	52,598	—
Deferred income taxes	1,760,259	—
Payable to Triangle Capital Partners, LLC	—	30,000
SBA guaranteed debentures payable	37,010,000	31,800,000

Total liabilities	42,706,973	33,762,845

Net assets:
General partner’s capital	—	100
Limited partners’ capital	—	21,250,000
Common stock, $0.001 par value per share (150,000,000 shares authorized, 6,803,863 and 100 shares issued and outstanding as of December 31, 2007 and 2006, respectively)	6,804	—
Additional paid-in-capital	86,949,189	1,500
Investment income in excess of distributions	1,738,797	1,570,135
Accumulated realized losses on investments	(618,620)	—
Net unrealized appreciation of investments	5,396,183	2,335,076

Total net assets	93,472,353	25,156,811

Total liabilities and net assets	$136,179,326	$58,919,656

Net asset value per share	$13.74	N/A

See accompanying notes.

Triangle Capital Corporation
Statements of Operations

	Years Ended December 31,
	2007	2006	2005
	(Consolidated)	(Combined)	(Combined)

Investment income:
Loan interest, fee and dividend income:
Non-Control / Non-Affiliate investments	$6,258,670	$4,488,831	$4,125,584
Affiliate investments	1,808,664	638,318	459,810
Control investments	1,323,876	293,532	39,850

Total loan interest, fee and dividend income	9,391,210	5,420,681	4,625,244

Paid-in-kind interest income:
Non-Control / Non-Affiliate investments	871,184	815,408	962,121
Affiliate investments	225,622	40,208	243,663
Control investments	424,308	166,690	23,642

Total paid-in-kind interest income	1,521,114	1,022,306	1,229,426

Interest income from cash and cash equivalent investments	1,823,519	279,817	108,493

Total investment income	12,735,843	6,722,804	5,963,163

Expenses:
Interest expense	2,073,311	1,833,458	1,543,378
Amortization of deferred financing fees	112,660	99,920	89,970
Management fees	232,423	1,589,070	1,573,602
General and administrative expenses	3,894,240	115,040	57,991

Total expenses	6,312,634	3,637,488	3,264,941

Net investment income	6,423,209	3,085,316	2,698,222

Net realized gain (loss) on investments — Non Control / Non-Affiliate	(759,634)	6,026,948	(3,500,000)
Net realized gain on investment — Affiliate	141,014	—	—
Net unrealized appreciation (depreciation) of investments	3,061,107	(414,924)	3,975,000

Total net gain on investments before income taxes	2,442,487	5,612,024	475,000
Income tax expense	52,598	—	—
Net increase in net assets resulting from operations	$8,813,098	$8,697,340	$3,173,222

Net investment income per share — basic and diluted	$0.95	N/A	N/A

Net increase in net assets resulting from operations per share — basic and diluted	$1.31	N/A	N/A

Dividends declared per common share	$0.98	N/A	N/A

Weighted average number of shares outstanding — basic and diluted	6,728,733	N/A	N/A

Allocation of net increase in net assets resulting from operations to:
General partner	N/A	$1,739,386	$634,644

Limited partners	N/A	$6,957,954	$2,538,578

See accompanying notes.

Triangle Capital Corporation
Statements of Changes in Net Assets

							Investment	Accumulated	Net
			Capital				Income	Realized	Unrealized
	General	Limited	Contribution	Common Stock		Additional	in Excess of	Gains	Appreciation	Total
	Partner’s	Partners’	Commitment	Number	Par	Paid In	(Less Than)	(Losses) on	(Depreciation) of	Net
	Capital	Capital	Receivable	of Shares	Value	Capital	Distributions	Investments	Investments	Assets

Balance, January 1, 2005	$100	$21,250,000	$(13,812,500)	—	$—	$—	$(1,208,775)	$—	$(1,225,000)	$5,003,825
Partners’ capital contributions	—	—	3,187,500	—	—	—	—	—	—	3,187,500
Net investment income	—	—	—	—	—	—	2,698,222	—	—	2,698,222
Realized loss on investments	—	—	—	—	—	—	—	(3,500,000)	—	(3,500,000)
Net unrealized gains on investments	—	—	—	—	—	—	—	—	3,975,000	3,975,000

Balance, December 31, 2005	$100	$21,250,000	$(10,625,000)	—	$—	$—	$1,489,447	$(3,500,000)	$2,750,000	$11,364,547
Partners’ capital contributions	—	—	10,625,000	—	—	—	—	—	—	10,625,000
Net investment income	—	—	—	—	—	—	3,085,316	—	—	3,085,316
Realized gains on investments	—	—	—	—	—	—	—	6,026,948	—	6,026,948
Net unrealized losses on investments	—	—	—	—	—	—	—	—	(414,924)	(414,924)
Distributions to partners	—	—	—	—	—	—	(3,004,628)	(2,526,948)	—	(5,531,576)
Issuance of common stock	—	—	—	100	—	1,500	—	—	—	1,500

Balance, December 31, 2006	$100	$21,250,000	$—	100	$—	$1,500	$1,570,135	$—	$2,335,076	$25,156,811
Public offering of common stock	—	—	—	4,770,000	4,770	64,723,267	—	—	—	64,728,037
Formation transactions	(100)	(21,250,000)	—	1,916,660	1,917	21,248,183	—	—	—	—
Net investment income	—	—	—	—	—	—	6,423,209	—	—	6,423,209
Realized gain (loss) on investments	—	—	—	—	—	—	—	(618,620)	1,111,306	492,686
Net unrealized gains on investments	—	—	—	—	—	—	—	—	1,949,801	1,949,801
Provision for income taxes	—	—	—	—	—	—	(52,598)	—	—	(52,598)
Return of capital and other tax related adjustments	—	—	—	—	—	(649,856)	649,856	—	—	—
Dividends declared	—	—	—	117,103	117	1,626,095	(6,631,758)	—	—	(5,005,546)
Tax distribution to partners	—	—	—	—	—	—	(220,047)	—	—	(220,047)

Balance, December 31, 2007	$—	$—	$—	6,803,863	$6,804	$86,949,189	$1,738,797	$(618,620)	$5,396,183	$93,472,353

See accompanying notes.

Triangle Capital Corporation
Statements of Cash Flows

	Years Ended December 31,
	2007	2006	2005
	(Consolidated)	(Combined)	(Combined)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$8,813,098	$8,697,340	$3,173,222
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of portfolio investments	(64,159,172)	(21,458,478)	(29,125,000)
Repayments received/sales of portfolio investments	10,470,803	9,965,446	12,202,510
Loan origination and other fees received	1,272,002	607,794	1,083,600
Net realized (gain) loss on investments	618,620	(6,026,948)	3,500,000
Net unrealized (appreciation) depreciation on investments	(4,821,366)	414,923	(3,975,000)
Deferred income taxes	1,760,259	—	—
Paid-in-kind interest accrued, net of payments received	(1,280,950)	(578,724)	47,748
Amortization of deferred financing fees	112,660	99,920	89,970
Recognition of loan origination and other fees	(677,615)	(435,492)	(1,018,965)
Accretion of loan discounts	(205,725)	(169,036)	(93,272)
Depreciation	7,814	—	—
Changes in operating assets and liabilities:
Interest and fees receivable	(170,340)	(85,236)	48,859
Prepaid expenses and other current assets	(47,477)	—	—
Accounts payable and accrued liabilities	349,239	781,757	13,226
Interest payable	92,439	40,228	335,696
Income taxes payable	52,598	—	—
Payable to Triangle Capital Partners, LLC	(30,000)	30,000	—

Net cash used in operating activities	(47,843,113)	(8,116,506)	(13,717,406)

Cash flows from investing activities:
Purchases of property and equipment	(41,980)	—	—

Net cash used in investing activities	(41,980)	—	—

Cash flows from financing activities:
Borrowings under SBA guaranteed debentures payable	5,210,000	—	14,100,000
Financing fees paid	(126,342)	—	(352,500)
Issuance of common stock	—	1,500	—
Proceeds from initial public offering, net of expenses	64,728,037	—	—
Change in deferred offering costs	1,020,646	(1,020,646)	—
Partners’ capital contributions	—	10,625,000	3,187,500
Cash dividends paid	(2,964,387)	—	—
Distribution to partners	(751,613)	(5,000,010)	—

Net cash provided by financing activities	67,116,341	4,605,844	16,935,000

Net increase (decrease) in cash and cash equivalents	19,231,248	(3,510,662)	3,217,594
Cash and cash equivalents, beginning of year	2,556,502	6,067,164	2,849,570

Cash and cash equivalents, end of year	$21,787,750	$2,556,502	$6,067,164

Supplemental Disclosure of cash flow information:
Cash paid for interest	$1,980,872	$1,793,230	$1,208,000

Summary of non-cash financing transactions:
Dividends declared but not paid	$2,041,159	$—	$—
Accrued distribution to partners	$—	$531,566	$—
See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Consolidated Schedule of Investments
December 31, 2007

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Non-Control / Non-Affiliate Investments:

Ambient Air Corporation (6%)*	Specialty Trade	Subordinated Note
	Contractors	(12%, Due 03/11)	$3,144,654	$3,042,889	$3,042,889
		Subordinated Note
		(14%, Due 03/11)	1,872,075	1,872,075	1,872,075
		Common Stock Warrants
		(455 shares)		142,361	929,700

			5,016,729	5,057,325	5,844,664

APO Newco, LLC (5%)*	Commercial and	Subordinated Note
	Consumer Marketing	(14%, Due 03/13)	4,315,262	4,292,325	4,292,325
	Products	Unit purchase warrant
		(87,302 Class C units)		25,200	199,000

			4,315,262	4,317,525	4,491,325

Art Headquarters, LLC (3%)*	Retail, Wholesale	Subordinated Note
	and Distribution	(14%, Due 01/10)	2,441,824	2,422,091	2,422,091
		Membership unit
		warrants (15% of units
		(150 units))		40,800	9,800

			2,441,824	2,462,891	2,431,891

Assurance Operations Corporation (4%)*	Auto Components /	Subordinated Note
	Metal Fabrication	(17%, Due 03/12)	3,828,527	3,828,527	3,828,527
		Common Stock
		(200 shares)		200,000	—

			3,828,527	4,028,527	3,828,527

Bruce Plastics, Inc. (2%)*	Plastic Component	Subordinated Note
	Manufacturing	(14%, Due 10/11)	1,500,000	1,412,046	1,412,046
		Common Stock Warrants
		(12% of common stock)		108,534	—

			1,500,000	1,520,580	1,412,046

CV Holdings, LLC (6%)*	Specialty	Subordinated Note
	Healthcare Products	(16%, Due 03/10)	4,976,360	4,976,360	4,976,360
	Manufacturer	Royalty rights		—	197,900

			4,976,360	4,976,360	5,174,260

Cyrus Networks, LLC (6%)*	Data Center	Senior Note
	Services Provider	(9%, Due 07/13)	4,382,257	4,382,257	4,382,257
		2nd Lien Note
		(12%, Due 01/14)	907,663	907,663	907,663
		Revolving Line of
		Credit (9%)	70,880	70,880	70,880

			5,360,800	5,360,800	5,360,800

DataPath, Inc. (1%)*	Satellite
	Communication	Common Stock
	Manufacturer	(210,263 shares)		101,500	576,400

				101,500	576,400

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Eastern Shore Ambulance, Inc. (1%)*	Specialty Health	Subordinated Note
	Care Services	(13%, Due 03/11)	$1,000,000	$958,715	$958,715
		Common Stock Warrants
		(6% of common stock)		55,268	7,400
		Common Stock
		(30 shares)		30,000	1,900

			1,000,000	1,043,983	968,015

Energy Hardware Holdings, LLC (4%)*	Machined Parts	Subordinated Note
	Distribution	(14.5%, Due 10/12)	3,265,142	3,265,142	3,265,142
		Junior Subordinated Note
		(8%, Due 10/12)	207,667	207,667	207,667

			3,472,809	3,472,809	3,472,809

FCL Graphics, Inc. (8%)*	Commercial Printing	Senior Note
	Services	(9%, Due 10/12)	1,920,000	1,920,000	1,920,000
		Senior Note
		(13%, Due 10/13)	2,000,000	2,000,000	2,000,000
		2nd Lien Note
		(18%, Due 4/14)	3,145,481	3,145,481	3,145,481

			7,065,481	7,065,481	7,065,481

Fire Sprinkler Systems, Inc. (3%)*	Specialty Trade	Subordinated Notes
	Contractors	(13%-17.5%, Due 04/11)	2,517,986	2,517,986	2,517,986
		Common Stock
		(250 shares)		250,000	41,700

			2,517,986	2,767,986	2,559,686

Flint Acquisition Corporation (5%)*	Specialty Chemical	Subordinated Note
	Manufacturer	(12.5%, Due 09/09)	3,750,000	3,750,000	3,750,000
		Preferred Stock
		(9,875 shares)		308,333	1,074,100

			3,750,000	4,058,333	4,824,100

Garden Fresh Restaurant Corp. (4%)*	Restaurant	2 nd Lien Note
		(13%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units
		(5,000 units)		500,000	446,600

			3,000,000	3,500,000	3,446,600

Gerli & Company (3%)*	Specialty Woven	Subordinated Note
	Fabrics	(14%, Due 08/11)	3,114,063	3,057,349	3,057,349
	Manufacturer	Common Stock Warrants
		(56,559 shares)		83,414	84,500

			3,114,063	3,140,763	3,141,849

Library Systems & Services, LLC (3%)*	Municipal Business	Subordinated Note
	Services	(12%, Due 03/11)	2,000,000	1,960,528	1,960,528
		Common Stock Warrants
		(112 shares)		58,995	594,300

			2,000,000	2,019,523	2,554,828

Syrgis Holdings, Inc. (6%)*	Specialty Chemical	Senior Note (9%, Due
	Manufacturer	08/12-02/14)	4,932,500	4,932,500	4,932,500
		Common Units
		(2,114 units)		1,000,000	1,000,000

			4,932,500	5,932,500	5,932,500

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Twin-Star International,	Consumer Home	Subordinated Note
Inc. (6%)*	Furnishings	(13%, Due 04/14)	$4,500,000	$4,500,000	$4,500,000
	Manufacturer	Senior Note
		(8%, Due 04/13)	1,492,500	1,492,500	1,492,500

			5,992,500	5,992,500	5,992,500

Subtotal Non-Control / Non-Affiliate Investments			64,284,841	66,819,386	69,078,281

Affiliate Investments:

Axxiom Manufacturing, Inc.	Industrial Equipment	Subordinated Note
(3%)*	Manufacturer	(14%, Due 01/11)	2,081,321	2,081,321	2,081,321
		Common Stock
		(34,100 shares)		200,000	543,600
		Common Stock Warrant
		(1,000 shares)		—	12,200

			2,081,321	2,281,321	2,637,121

Brantley Transportation, LLC	Oil and Gas	Subordinated Note -
(“Brantley Transportation”)	Services	Brantley Transportation
and Pine Street Holdings,		(14%, Due 12/12)	3,800,000	3,770,482	3,770,482
LLC (“Pine Street”) (4) (4%)*		Common Unit Warrants -
		Brantley Transportation
		(4,560 common units)		33,600	33,600
		Preferred Units - Pine
		Street (200 units)		200,000	200,000
		Common Unit Warrants -
		Pine Street
		(2,220 units)		—	—

			3,800,000	4,004,082	4,004,082

Dyson Corporation (12%)*	Custom Forging and	Subordinated Note
	Fastener Supplies	(15%, Due 12/13)	10,009,167	10,009,167	10,009,167
		Class A Units
		(1,000,000 units)		1,000,000	1,000,000

			10,009,167	11,009,167	11,009,167

Equisales, LLC (7%)*	Energy Products and	Subordinated Note
	Services	(15%, Due 04/12)	6,129,723	6,129,723	6,129,723
		Class A Units
		(500,000 units)		500,000	500,000

			6,129,723	6,629,723	6,629,723

Genapure Corporation	Lab Testing Services	Genapure Common Stock
(“Genapure”) and Genpref,		(4,286 shares)		500,000	675,122
LLC (“Genpref”) (5) (1%)*		Genpref Preferred Stock
		(455 shares)		63,602	85,878

				563,602	761,000

Subtotal Affiliate Investments			22,020,211	24,487,895	25,041,093

Control Investments:

ARC Industries, LLC (3%)*	Remediation Services	Subordinated Note
		(19%, Due 11/10)	2,403,521	2,403,521	2,403,521
		Membership Units
		(3,000 units)		175,000	118,700

			2,403,521	2,578,521	2,522,221

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Fischbein, LLC (14%)*	Packaging and	Subordinated Note
	Materials Handling	(16.5%, Due 05/13)	$8,660,723	$8,660,723	$8,660,723
	Equipment	Membership Units
	Manufacturer	(4,200,000 units)		4,200,000	4,200,000

			8,660,723	12,860,723	12,860,723

Porter’s Group, LLC (5%)*	Metal Fabrication	Membership Units
		(4,730 units)		471,254	4,871,900

				471,254	4,871,900

Subtotal Control Investments			11,064,244	15,910,498	20,254,844

Total Investments, December 31, 2007 (122%)*			$97,369,296	$107,217,779	$114,374,218

*	Value as a percent of net assets

(1)	All debt investments are income producing. Common stock, preferred stock and all warrants are non-income producing.

(2)	Interest rates on subordinated debt include cash interest rate and paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.

(5)	Genpref is the sole owner of Genapure’s preferred stock, and its sole business purpose is its ownership of Genapure’s preferred stock.
See accompanying notes.

TRIANGLE CAPITAL CORPORATION
Combined Schedule of Investments
December 31, 2006

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Non-Control / Non-Affiliate Investments:

AirServ Corporation (18%)*	Airline Services	Subordinated Note (12%, Due 06/09)	$4,226,813	$4,010,000	$4,010,000
		Common Stock Warrants (1,238,843 shares)		414,285	551,385

			4,226,813	4,424,285	4,561,385

Ambient Air Corporation (16%)*	Specialty Trade Contractors	Subordinated Notes (12%-13%, Due 03/09-3/11)	4,000,000	3,874,015	3,874,015
		Common Stock Warrants (455 shares)		142,361	142,361

			4,000,000	4,016,376	4,016,376

Art Headquarters, LLC (11%)*	Retail, Wholesale and Distribution	Subordinated Note (14%, Due 01/10)	2,680,155	2,652,414	2,652,414
		Membership unit warrants (15% of units (150 units))		40,800	40,800

			2,680,155	2,693,214	2,693,214

Assurance Operations Corporation (15%)*	Auto Components / Metal Fabrication	Subordinated Note (17%, Due 03/12) Common Stock	3,640,439	3,640,439	3,640,439
		(200 shares)		200,000	200,000

			3,640,439	3,840,439	3,840,439

Bruce Plastics, Inc. (6%)*	Plastic Component Manufacturing	Subordinated Note (14%, Due 10/11)	1,500,000	1,395,305	1,395,305
		Common Stock Warrants (12% of common stock)		108,534	108,534

			1,500,000	1,503,839	1,503,839

CV Holdings, LLC (20%)*	Specialty Healthcare Products	Subordinated Note (16%, Due 03/10)	4,683,376	4,683,376	4,683,376
	Manufacturer	Royalty rights		—	250,000

			4,683,376	4,683,376	4,933,376

DataPath, Inc. (8%)*	Satellite Communication Manufacturer	Common Stock (210,263 shares)		101,500	2,070,000

				101,500	2,070,000

Eastern Shore Ambulance, Inc. (4%)*	Specialty Health Care Services	Subordinated Note (13%, Due 03/11)	1,000,000	949,099	949,099
		Common Stock Warrants (6% of common stock)		55,268	94,267
		Common Stock (30 shares)		30,000	51,100

			1,000,000	1,034,367	1,094,466

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Fire Sprinkler Systems, Inc. (12%)*	Specialty Trade Contractors	Subordinated Notes (13%-17.5%, Due 04/11)	$2,713,460	$2,713,460	$2,713,460
		Common Stock (250 shares)		250,000	250,000

			2,713,460	2,963,460	2,963,460

Flint Acquisition Corporation (18%)*	Specialty Chemical Manufacturer	Subordinated Note (12.5%, Due 09/09)	3,750,000	3,750,000	3,750,000
		Preferred Stock (9,875 shares)		308,333	829,633

			3,750,000	4,058,333	4,579,633

Garden Fresh Restaurant Corp. (15%)*	Restaurant	Subordinated Note (12.8%, Due 12/11)	3,000,000	3,000,000	3,000,000
		Membership Units (5,000 units)		500,000	673,700

			3,000,000	3,500,000	3,673,700

Gerli & Company (12%)*	Specialty Woven Fabrics	Subordinated Note (14%, Due 08/11)	3,052,167	2,981,184	2,981,184
	Manufacturer	Common Stock Warrants (56,559 shares)		83,414	83,414

			3,052,167	3,064,598	3,064,598

Library Systems & Services, LLC (9%)*	Municipal Business Services	Subordinated Note (12%, Due 03/11)	2,000,000	1,950,190	1,950,190
		Common Stock Warrants (112 shares)		58,995	189,895

			2,000,000	2,009,185	2,140,085

Numo Manufacturing, Inc. (5%)*	Consumer Products Manufacturer	Subordinated Note (13%, Due 12/10)	2,700,000	2,700,000	1,235,777
		Common Stock Warrants (238 shares)		—	—

			2,700,000	2,700,000	1,235,777

Subtotal Non-Control / Non-Affiliate Investments			38,946,410	40,592,972	42,370,348

Affiliate Investments:

Axxiom Manufacturing, Inc. (4) (10%)*	Industrial Equipment Manufacturer	Subordinated Note (14%, Due 01/11)	2,039,575	2,039,575	2,039,575
		Common Stock (34,100 shares)		200,000	541,700

			2,039,575	2,239,575	2,581,275

Brantley Transportation, LLC (“Brantley Transportation”) and Pine Street Holdings, LLC (“Pine Street”) (5) (16%)*	Oil and Gas Services	Subordinated Note - Brantley Transportation (14%,
		Due 12/12)	3,800,633	3,767,033	3,767,033
		Common Unit Warrants - Brantley Transportation
		(4,560 common units)		33,600	33,600
		Preferred Units - Pine Street (200 units)		200,000	200,000
		Common Unit Warrants - Pine Street (2,220 units)		—	—

			3,800,633	4,000,633	4,000,633

		Type of Investment	Principal		Fair
Portfolio Company	Industry	(1) (2)	Amount	Cost	Value (3)
Genapure Corporation (2%)*	Lab Testing Services	Common Stock (4,286 shares)		$500,000	$500,000

				500,000	500,000

Porter’s Group, LLC (12%)*	Metal Fabrication	Subordinated Note (12%, Due 06/10)	2,410,000	2,242,083	2,242,083
		Membership Units (980 units)		250,000	142,150
		Membership Warrants (3,750 Units)		221,154	545,004

			2,410,000	2,713,237	2,929,237

Subtotal Affiliate Investments			8,250,208	9,453,445	10,011,145

Control Investments:

ARC Industries, LLC (10%)*	Remediation Services	Subordinated Note (19%, Due 11/10)	2,439,935	2,439,935	2,439,935
		Membership Units (3,000 units)		175,000	175,000

			2,439,935	2,614,935	2,614,935

Subtotal Control Investments			2,439,935	2,614,935	2,614,935

Total Investments, December 31, 2006 (219%)*			$49,636,553	$52,661,352	$54,996,428

*	Value as a percent of net assets

(1)	All debt and preferred stock investments are income producing. Common stock and all warrants are non-income producing.

(2)	Interest rates on Subordinated debt include cash interest rate and paid-in-kind interest rate.

(3)	All investments are restricted as to resale and were valued at fair value as determined in good faith by the Board of Directors.

(4)	Does not include a warrant to purchase 1,000 shares of Axxiom Manufacturing Inc.’s common stock which was held by the Fund upon completion of the formation transactions described in Note 1.

(5)	Pine Street Holdings, LLC is the majority owner of Brantley Transportation, LLC, and its sole business purpose is its ownership of Brantley Transportation, LLC.
See accompanying notes.

Triangle Capital Corporation
Notes to Financial Statements
1. Organization, Basis of Presentation and Summary of Significant Accounting Policies
Organization
     Triangle Capital Corporation (the “Company”), was formed on October 10, 2006 for the purposes of acquiring 100% of the equity interest in Triangle Mezzanine Fund LLLP (the “Fund”) and its general partner, Triangle Mezzanine LLC (“TML”), raising capital in an initial public offering, which was completed in February 2007 (the “Offering”) and thereafter operating as an internally managed Business Development Company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”).
     The Fund is a specialty finance limited liability limited partnership formed to make investments primarily in middle market companies located throughout the United States. The Fund’s term is ten years from the date of formation (August 14, 2002) unless terminated earlier or extended in accordance with provisions of the limited partnership agreement. On September 11, 2003, the Fund was licensed to operate as a Small Business Investment Company (SBIC) under the authority of the United States Small Business Administration (SBA). As a SBIC, the Fund is subject to a variety of regulations concerning, among other things, the size and nature of the companies in which it may invest and the structure of those investments.
     On February 21, 2007, concurrent with the closing of the Offering, the following formation transactions were consummated (the “Formation Transactions”):
•	The Company acquired 100% of the limited partnership interests in the Fund in exchange for approximately 1.9 million shares of the Company’s common stock. The Fund became a wholly owned subsidiary of the Company, retained its license under the authority of the United States Small Business Administrations (“SBA”) to operate as a Small Business Investment Company (“SBIC”) and continues to hold its existing investments and make new investments with the proceeds of the Offering; and

•	The Company acquired 100% of the equity interests in TML, and the management agreement between the Fund and Triangle Capital Partners, LLC was terminated.
     The Offering consisted of the sale of 4,770,000 shares of Common Stock at a price of $15 per share, resulting in net proceeds of approximately $64.7 million, after deducting offering costs totaling approximately $6.8 million. Upon completion of the Offering, the Company had 6,686,760 common shares outstanding.
     As a result of completion of the Offering and formation transactions, the Fund became a 100% wholly owned subsidiary of the Company. The General partner of the Fund is the New General Partner (which is wholly owned by the Company) and the limited partners of the Fund are the Company (99.9%) and the New General Partner (0.1%).
     The Company currently operates as a closed-end, non-diversified investment company and has elected to be treated as a BDC under the 1940 Act. The Company is internally managed by its executive officers (previously employed by the Fund’s external manager) under the supervision of its board of directors. For all periods subsequent to the consummation of the Offering and the Formation Transactions, the Company does not pay management or advisory fees, but instead incurs the operating costs associated with employing executive management and investment and portfolio management professionals.
Basis of Presentation
     The financial statements of the Company include the accounts of the Company and its wholly-owned subsidiaries, including the Fund. The Fund does not consolidate portfolio company investments.
     The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The Formation Transactions discussed above involved an exchange of shares of the Company’s common stock between companies under common control. In accordance with the guidance on exchanges of shares between entities under common control contained in Statement of Financial Accounting Standards No. 141, Business Combinations (“SFAS 141”), the Company’s financial position as of December 31, 2007 and the results of operations and cash flows for the year ended December 31, 2007 are presented as if the Formation Transactions had occurred as of January 1, 2007. In addition, in accordance with SFAS 141, the results of the Company’s operations and its cash flows for the years ended December 31, 2006 and 2005 and the Company’s financial position as of December 31, 2006 have been presented on a combined basis in order to provide comparative information with respect to prior periods. The effects of all intercompany transactions between the Company and its subsidiaries have been eliminated in consolidation/combination. All financial data and information included in these financial statements have been presented on the basis described above.
Significant Accounting Policies
Use of Estimates
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
Valuation of Investments
     The Company invests primarily in debt and equity of privately held companies for which market prices are not available. Therefore, the Company values all of its investments at fair value, as determined in good faith by the Board of Directors. Due to the inherent uncertainty in the valuation process, the Board of Directors’ estimate of fair value may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned.
     Debt and equity securities that are not publicly traded and for which a limited market does not exist are valued at fair value as determined in good faith by the Board of Directors. There is no single standard for determining fair value in good faith, as fair value depends upon circumstances of each individual case. In general, fair value is the amount that the Company might reasonably expect to receive upon the current sale of the security. In making the good faith determination of the value of these securities, the Company starts with the cost basis of the security, which includes the amortized original issue discount, and payment-in-kind (PIK) interest, if any. Management evaluates the investments in portfolio companies using the most recent portfolio company financial statements and forecasts. Management also consults with the portfolio company’s senior management to obtain further updates on the portfolio company’s performance, including information such as industry trends, new product development and other operational issues. In addition, when evaluating equity securities of private companies, the Company considers valuation methodologies consistent with industry practice, including (i) valuation using a valuation model based on original transaction multiples and the portfolio company’s recent financial performance, (ii) valuation of the securities based on recent sales in comparable transactions, and (iii) a review of similar companies that are publicly traded and the market multiple of their equity securities. The Company also uses a risk rating system to estimate the probability of default on the debt securities and the probability of loss if there is a default. The risk rating system covers both qualitative and quantitative aspects of the business and the securities held.
     When originating a debt security, the Company will sometimes receive warrants or other equity-related securities from the borrower. The Company determines the cost basis of the warrants or other equity-related securities received based upon their respective fair values on the date of receipt in proportion to the total fair value of the debt and warrants or other equity-related securities received. Any resulting difference between the face amount of the debt and its recorded fair value resulting from the assignment of value to the warrant or other equity instruments is treated as original issue discount and accreted into interest income over the life of the loan.
     Duff & Phelps, LLC (“Duff & Phelps”), an independent valuation firm, provides third party valuation consulting services to the Company which consist of certain limited procedures that the Company identified and requested Duff & Phelps to perform (hereinafter referred to as the “procedures”). We generally request Duff & Phelps to perform the procedures on each portfolio company at least once in every calendar year and for new portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our shareholders’ best interest, to request Duff & Phelps to perform the procedures on one or more portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in the portfolio company is determined to be insignificant relative to our total investment portfolio.

     As of September 30, 2006, the Company asked Duff & Phelps to perform the procedures on investments in 17 portfolio companies comprising 100% of the total investments at fair value as of September 30, 2006. As of December 31, 2006, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 41% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2006. For the quarter ended March 31, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 26% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of March 31, 2007. For the quarter ended June 30, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 28% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of June 30, 2007. For the quarter ended September 30, 2007, the Company asked Duff & Phelps to perform the procedures on investments in five portfolio companies comprising approximately 29% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of September 30, 2007. For the quarter ended December 31, 2007, the Company asked Duff & Phelps to perform the procedures on investments in six portfolio companies comprising approximately 23% of the total investments at fair value (exclusive of the fair value of new investments made during the quarter) as of December 31, 2007. Upon completion of the procedures, Duff & Phelps concluded that the fair value, as determined by the Board of Directors, of those investments subjected to the procedures did not appear to be unreasonable. The Board of Directors of Triangle Capital Corporation is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
     Realized gains or losses are recorded upon the sale or liquidation of investments and calculated as the difference between the net proceeds from the sale or liquidation, if any, and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.
Investment Classification
     In accordance with the provisions of the 1940 Act, the Company classifies investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that the Company is deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, the Company is deemed to control a company in which it has invested if the Company owns more than 25.0% of the voting securities of such company or has greater than 50.0% representation on its board. The Company is deemed to be an affiliate of a company in which the Company has invested if it owns between 5.0% and 25.0% of the voting securities of such company.
Cash and Cash Equivalents
     The Company considers all highly liquid investments with an original maturity of three months or less at the date of purchase to be cash and cash equivalents.
Deferred Offering Costs
     Deferred offering costs consist of costs incurred in connection with the Offering completed in February 2007. The related offering costs were reclassified to shareholder’s equity and netted against the gross proceeds of the Offering in the first quarter of 2007.
Deferred Financing Fees
     Costs incurred to obtain long-term debt are capitalized and are amortized over the term of the debt agreements using the effective interest method.
Depreciation
     Furniture, fixtures and equipment are depreciated on a straight-line basis over an estimated useful life of five years. Software and computer equipment are depreciated over an estimated useful life of three years.

Investment Income
     Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company will stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Dividend income is recorded on the ex-dividend date.
Fee Income
     Loan origination, facility, commitment, consent and other advance fees received in connection with loan agreements are recorded as deferred income and recognized as income over the term of the loan. Loan prepayment penalties and loan amendment fees are recorded into income when received. Any previously deferred fees are immediately recorded into income upon prepayment of the related loan.
Payment in Kind Interest
     The Company holds loans in its portfolio that contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and is recorded as interest income. Thus, the actual collection of this interest generally occurs at the time of loan principal repayment. The Company will generally cease accruing PIK interest if there is insufficient value to support the accrual or if the investee is not expected to be able to pay all principal and interest due.
Management Fee
     Prior to the consummation of the Formation Transactions, the Fund was managed by Triangle Capital Partners, LLC, a related party that is majority-owned by the Company’s Chief Executive Officer and two of the Company’s managing directors. Triangle Capital Partners, LLC was entitled to a quarterly management fee, which was payable at an annual rate of 2.5% of total aggregate subscriptions of all institutional partners and capital available from the SBA. Payments of the management fee were made quarterly in advance. Certain direct expenses such as legal, audit, tax and limited partner expense were the responsibility of the Fund. The management fee for the years ended December 31, 2007, 2006 and 2005 was $232,423, $1,589,070 and $1,573,602, respectively. In conjunction with the consummation of the Formation Transactions in February 2007, the management agreement was terminated.
Income Taxes
     From the date of its formation, October 10, 2006 through December 31, 2006, Triangle Capital Corporation was taxed under Subchapter C of the Internal Revenue Code. Prior to the consummation of the Formation Transactions, Triangle Mezzanine Fund LLLP recorded no provision for income taxes in its financial statements because all income, deductions, gains, losses, and credits were reported in the tax returns of the partners.
     For 2007, the Company intends to elect to be treated as a Regulated Investment Company (“RIC”) under Subchapter M of the Code. As a RIC, so long as the Company meets certain minimum distribution, source-of-income and asset diversification requirements, it generally is required to pay income taxes only on the portion of its taxable income and gains it does not distribute (actually or constructively) and certain built-in gains.
     In addition, the company has certain wholly owned taxable subsidiaries (the “Taxable Subsidiaries”), each of which holds one or more of its portfolio investments that are listed on the Consolidated Schedule of Investments. The Taxable Subsidiaries are consolidated for GAAP purposes, such that the company’s consolidated financial statements reflect the Company’s investments in the portfolio companies owned by the Taxable Subsidiaries. The purpose of the Taxable Subsidiaries is to permit the Company to hold portfolio companies that are organized as limited liability companies (“LLCs”) (or other forms of pass-through entities) and still satisfy the RIC tax requirement that at least 90% of the RIC’s gross revenue for income tax purposes must consist of investment income. Absent the Taxable Subsidiaries, a proportionate amount of any gross income of an LLC (or other pass-through entity) portfolio investment would flow through directly to the RIC. To the extent that such income did not consist of investment income, it could jeopardize the Company’s ability to qualify as a RIC and therefore cause the Company to incur significant amounts of federal income taxes. Where the LLCs (or other pass-through entities) are owned by the Taxable Subsidiaries, however, their income is taxed to the Taxable Subsidiaries and does not flow through to the RIC, thereby helping the Company preserve its RIC status and resultant tax advantages. The Taxable Subsidiaries are not consolidated for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio companies. This income tax expense is reflected in the Company’s Statements of Operations.
Segments
     The Company lends to and invests in customers in various industries. The Company separately evaluates the performance of each of its lending and investment relationships. However, because each of these loan and investment relationships has similar business and economic characteristics, they have been aggregated into a single lending and investment segment. All applicable segment disclosures are included in or can be derived from the Company’s financial statements.
Concentration of Credit Risk
     The Company’s investees are generally lower middle-market companies in a variety of industries. At December 31, 2007, the Company had one investment that was individually greater than or equal to 10% of the total fair value of its investment portfolio. This investment represented approximately 11% of the total fair value of the Company’s investment portfolio. There were no individual investments greater than 10% of the fair value of the Company’s portfolio at December 31, 2006. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest and in any given year can be highly concentrated among several investees.
     The Company’s investments carry a number of risks including, but not limited to: 1) investing in lower middle market companies which have a limited operating history and financial resources; 2) investing in senior subordinated debt which ranks equal to or lower than debt held by other investors; 3) holding investments that are not publicly traded and are subject to legal and other restrictions on resale and other risks common to investing in below investment grade debt and equity instruments.
Dividends
     Dividends and distributions to common stockholders are approved by the Company’s Board of Directors and the dividend payable is recorded on the ex-dividend date.
     The Company has adopted a dividend reinvestment plan (“DRIP”) that provides for reinvestment of dividends on behalf of its shareholders, unless a shareholder elects to receive cash. As a result, when the Company declares a dividend, shareholders who have not opted out of the DRIP will have their dividends automatically reinvested in shares of the Company’s common stock, rather than receiving cash dividends.
     On May 9, 2007, the Company declared a dividend of $0.15 per common share, payable on June 28, 2007 to shareholders of record on May 31, 2007. The total amount of the dividend was approximately $1.0 million, of which approximately $358,000 was paid in cash and approximately $645,000 was reinvested in new shares of the Company’s common stock.
     On August 8, 2007, the Company declared a dividend of $0.26 per common share, payable on September 27, 2007 to shareholders of record on August 30, 2007. The total amount of the dividend was approximately $1.75 million, of which approximately $769,000 was paid in cash and approximately $981,000 was reinvested in new shares of the Company’s common stock.
     On November 7, 2007, the Company declared a dividend of $0.27 per common share, payable on December 27, 2007 to shareholders of record on November 29, 2007. The total amount of the dividend was approximately $1.84 million, all of which was paid in cash.
     On December 14, 2007, the Company declared a dividend of $0.30 per common share, payable on January 28, 2008 to shareholders of record on December 31, 2007. The total amount of the dividend was approximately $2.04 million and is reflected as dividends payable in the Company’s financial statements as of December 31, 2007.
Allocations and Distributions of the Fund
     Prior to the Offering, cumulative net increase in net assets resulting from operations were allocated to the former General Partner and limited partners in the following order: first to the extent of the former limited partner’s preferred return, second to the former General Partner until its allocation equaled 20.0% of the former limited partner’s preferred return divided by 80.0%, and third 80.0% to the former limited partners and 20.0% to the former General Partner of any remaining amounts. The former limited partner’s preferred return was an amount equal to 7.0%, compounded annually, of the partner’s net capital contribution. Cumulative net losses were allocated to the former partners in proportion to their capital contributions.
     In addition, prior to the Offering, distributions were generally allocated to the former partners in the following order: first to the extent of the income taxes imposed on the former partner with respect to income allocated to the former partner, second to each former limited partner to the extent of the former limited partner’s preferred return, third to each former partner to the extent of contributed capital, fourth to the former General Partner until its allocation equaled 20.0% of the cumulative distributions, and fifth 80.0% to the former limited partners and 20.0% to the former General Partner. Distributions were at the discretion of the former General Partner. During 2006, the Fund distributed $5,000,010 in cash to the former limited partners of the Fund and recorded a partners distribution payable of $531,566 to the former General Partner, which was distributed in the first quarter of 2007. In addition, in the second quarter of 2007, the Fund distributed $220,047 in cash to the former General Partner and former limited partners of the Fund.
     In conjunction with the completion of the Offering in February 2007, as more fully described above, the Fund’s Limited Partnership Agreement was amended. As a result, subsequent to the Offering, allocations of profits and losses and distributions of the Fund, generally, are allocated to the partners in proportion to their respective partnership percentages.
Per Share Amounts
     Per share amounts included in the Statements of Operations are computed by dividing net investment income and net increase in net assets resulting from operations by the weighted average number of shares of common stock outstanding for the period. As the Company has no common stock equivalents outstanding, diluted per share amounts are the same as basic per share amounts. Net asset value per share is computed by dividing total net assets by the number of common shares outstanding as of the end of the period.
Recently Issued Accounting Standards
     In February 2006, the FASB issued FASB Statement No. 155, Accounting for Certain Hybrid Financial Instruments an amendment of FASB Statements No. 133 and 140. This Statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. The adoption of this statement did not have a material impact on the Company’s financial position, results of operations of cash flows.
     In July 2006, the FASB released FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The adoption of this statement did not have a material impact on the Company’s financial position, results of operations or cash flows.
     In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the FASB having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently evaluating the impact on its financial statements of adopting SFAS 157.
     In February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115 (“SFAS 159”), which permits entities to choose to measure many financial instruments and certain other items at fair value. The objective of SFAS 159 is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. Under SFAS 159, unrealized gains and losses on items for which the fair value option has been elected are reported in earnings (or another performance indicator if the business entity does not report earnings) at each subsequent reporting date. SFAS

159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Company is currently evaluating the impact on its financial statements of adopting SFAS 159.
2. Investments
     Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

		Percentage of		Percentage of
	Cost	Total Portfolio	Fair Value	Total Portfolio

December 31, 2007:
Subordinated debt and 2nd lien notes	$82,171,781	76%	$82,171,781	72%
Senior debt	14,798,137	14	14,798,137	13
Equity shares	9,699,689	9	15,335,900	13
Equity warrants	548,172	1	1,870,500	2
Royalty rights	—	—	197,900	—

	$107,217,779	100%	$114,374,218	100%

December 31, 2006:
Subordinated debt and 2nd lien notes	$48,788,108	93%	$47,323,885	86%
Equity shares	2,714,833	5	5,633,283	10
Equity warrants	1,158,411	2	1,789,260	3
Royalty rights	—	—	250,000	1

	$52,661,352	100%	$54,996,428	100%

     During the year ended December 31, 2007, the Company made nine new investments totaling $62.2 million, one additional debt investment in an existing portfolio company of $1.9 million and one additional equity investment in an existing portfolio company of approximately $0.1 million. During the year ended December 31, 2006, the Company made nine new investments totaling $21.5 million.
3. Long-Term Debt
     The Company has the following debentures outstanding guaranteed by the SBA:

		Prioritized	December 31,	December 31,
Issuance Date	Maturity Date	Return Rate	2007	2006

September 22, 2004	September 1, 2014	5.539%	$8,700,000	$8,700,000
March 23, 2005	March 1, 2015	5.893%	13,600,000	13,600,000
September 28, 2005	September 1, 2015	5.796%	9,500,000	9,500,000
February 1, 2007	March 1, 2017	6.231%	4,000,000	—
December 20, 2007	March 1, 2018	6.031%	1,210,000	—

			$37,010,000	$31,800,000

     Interest payments are payable semi-annually. There are no principal payments required on these issues prior to maturity. Debentures issued prior to September 2006 were subject to prepayment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006.
     Under the Small Business Investment Act and current SBA policy applicable to SBICs, an SBIC (or group of SBICs under common control) can have outstanding at any time SBA guaranteed debentures up to twice the amount of its regulatory capital. As of December 31, 2007, the maximum statutory limit on the dollar amount of outstanding SBA guaranteed debentures issued by a single SBIC is $130.6 million (which amount is subject to increase on an annual basis based on cost of living increases). With $63.3 million of regulatory capital as of December 31, 2007, the Fund has the current capacity to issue up to a total of $126.5 million of SBA guaranteed debentures, subject to the payment of a 1% commitment fee to the SBA on the amount of the commitment. As of December 31, 2007, the Fund had paid commitment fees for and had a commitment from the SBA to issue a total of $41.9 million of

SBA guaranteed debentures, of which $37.0 million are outstanding as of December 31, 2007. On January 8, 2008, the SBA approved an additional commitment to the Fund in the amount of $55.0 million, bringing the total commitment from the SBA to approximately $96.9 million. In order to access the remaining $29.6 million in borrowing capacity for which the Fund is currently eligible, the Fund would incur non-refundable commitment fees of $296,000. In addition to the one-time 1.0% fee on the total commitment from the SBA, the Company also pays a one-time 2.425% fee on the amount of each debenture issued. These fees are capitalized as deferred financing costs and are amortized over the term of the debt agreements using the effective interest method. The weighted average interest rates for all SBA guaranteed debentures as of December 31, 2007 and December 31, 2006 were 5.826% and 5.767%, respectively.
4. Income Taxes
     From the date of its formation, October 10, 2006 up to December 31, 2006, Triangle Capital Corporation was taxed under Subchapter C of the Internal Revenue Code. Prior to the consummation of the Formation Transactions, Triangle Mezzanine Fund LLLP recorded no provision for income taxes in its financial statements because all income, deductions, gains, losses, and credits were reported in the tax returns of the partners.
     The Company intends to elect to be treated as a RIC under Subchapter M of the Internal Revenue Code (the “Code”) with the filing of its 2007 federal income tax return. The election will be effective as of January 1, 2007. Provided the Company continues to qualify as a RIC, its income generally will not be subject to federal income or excise tax to the extent it makes the requisite distributions to stockholders.
     To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the year ended December 31, 2007, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to return of capital distributions as follows:

Investment income in excess of distributions	$649,856
Additional paid-in capital	$(649,856)
     For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the year ended December 31, 2007 was as follows:

Ordinary income (a)	$5,993,469
Return of capital	638,289

Distributions on a Tax Basis	$6,631,758

(a)	Ordinary income is reported on form 1099-DIV as non-qualified.
     For federal income tax purposes, the cost of investments owned at December 31, 2007 was approximately $107.3 million.
     At December 31, 2007, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to depreciation expense and the tax treatment of certain partnership investments.

Accumulated Capital Losses	$(618,620)
Other permanent differences relating to the Company’s Formation	1,834,692
Other temporary differences	34,166
Unrealized Appreciation	5,266,122

Components of Distributable Earnings at December, 31, 2007	$6,516,360

     At December 31, 2007, the Company had a capital loss carryover of $618,620, which is available to offset future capital gains through December 31, 2015.
5. Equity Compensation Plan
     The Company’s Board of Directors (the “Board”) has adopted, effective upon approval of our stockholders at our 2008 Annual Meeting, the Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (the “Plan”) whereby the Board (or compensation committee, if delegated administrative authority by the Board) may award stock options, restricted stock or other stock based incentive awards to executive officers, employees and directors; provided that, until we receive exemptive relief from the SEC allowing otherwise, the independent members of the Board shall each receive exactly $30,000 of restricted stock annually as compensation for their services on the Board, in addition to any other cash compensation our compensation committee desires to award to such independent directors. Up to 900,000 shares are available for grant under the Plan. As of December 31, 2007, no awards under the plan had been granted or were outstanding.
6. Commitments and Contingencies
     In the normal course of business, the Company is party to financial instruments with off-balance sheet risk, consisting primarily of unused commitments to extend credit, in the form of loans, to the Company’s portfolio companies. The balance of unused commitments to extend credit as of December 31, 2007 was approximately $2.1 million. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements.
     The Company’s headquarters is leased under an agreement that expires on December 31, 2008. Rent expense for the year ended December 31, 2007 was approximately $98,000 and the rent commitment for the year ended December 31, 2008 is approximately $115,000.

7. Financial Highlights

	Year Ended December 31,
	2007	2006(1)	2005(1)	2004(1)	2003(1)
	(Consolidated)	(Combined)	(Combined)	(Combined)	(Combined)

Per share data:
Net asset value at beginning of period(2)	$13.44	N/A	N/A	N/A	N/A
Net investment income(3)	0.96	N/A	N/A	N/A	N/A
Net realized loss on investments(3)	(0.09)	N/A	N/A	N/A	N/A
Net unrealized appreciation on investments(3)	0.45	N/A	N/A	N/A	N/A

Total increase from investment operations(3)	1.32	N/A	N/A	N/A	N/A

Dividends declared	(0.98)	N/A	N/A	N/A	N/A
Shares issued pursuant to Dividend Reinvestment Plan	0.24	N/A	N/A	N/A	N/A
Distribution to partners(3)	(0.03)	N/A	N/A	N/A	N/A
Income tax provision(3)	(0.01)	N/A	N/A	N/A	N/A
Other(4)	(0.24)	N/A	N/A	N/A	N/A

Net asset value at end of period	$13.74	N/A	N/A	N/A	N/A

Market value at end of period(5)	$12.40	N/A	N/A	N/A	N/A

Shares outstanding at end of period	6,803,863	N/A	N/A	N/A	N/A
Net assets at end of period	$93,472,353	$25,156,811	$11,364,547	$5,003,825	$2,928,045
Average net assets(2)	$92,765,399	$20,447,456	$7,654,010	$5,104,796	$1,129,026
Ratio of operating expenses to average net assets	7%	18%	43%	40%	107%
Ratio of net investment income to average net assets	7%	15%	35%	(1%)	(104%)
Ratio of total capital called to total capital commitments	N/A	100%	50%	35%	20%
Portfolio turnover ratio	13%	7%	39%	0%	0%
Total return(6)	(11%)	18%	4%	(29%)	57%

(1)	Per share data for the years ended December 31, 2006, 2005, 2004 and 2003 is not presented as there were no shares of Triangle Capital Corporation outstanding during the period.

(2)	Net asset value as of January 1, 2007 and average net assets for the year ended December 31, 2007 are presented as if the Offering and Formation Transactions had occurred on January 1, 2007. See Note 1 for a further description of the basis of presentation of the Company’s financial statements.

(3)	Weighted average basic per share data.

(4)	Represents the impact of the different share amounts used in calculating per share data as a result of calculating certain per share data based upon the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

(5)	Represents the closing price of the Company’s common stock on the last day of the period.

(6)	The total return for the year ended December 31, 2007 equals the change in the ending market value of the Company’s common stock from the Offering price of $15.00 per share plus dividends declared per share during the period, divided by the Offering price. Total return is not annualized.

8. Selected Quarterly Financial Data (Unaudited)
     The following tables set forth certain quarterly financial information for each of the eight quarters in the two years ended December 31, 2007. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2007	2007	2007	2007

Total investment income	$2,112,116	$3,287,224	$3,594,287	$3,742,216
Net investment income	804,730	1,643,998	1,992,001	1,982,480
Net increase in net assets resulting from operations	1,065,835	2,230,084	3,366,681	2,150,498
Net investment income per share	$0.12	$0.25	$0.30	$0.29

	Quarter Ended
	March 31,	June 30,	September 30,	December 31,
	2006	2006	2006	2006

Total investment income	$1,401,965	$1,898,543	$1,713,483	$1,708,813
Net investment income	505,638	994,711	830,057	754,910
Net increase in net assets resulting from operations	505,638	4,190,320	1,058,757	2,942,626
9. Subsequent Events
SBA Guaranteed Debentures Payable
     On February 28, 2008, the Fund borrowed an additional $5.2 million under the SBA debenture commitment.
New Portfolio Company Investments
     On March 6, 2008, the Company invested $4.3 million and $0.5 million in subordinated debt and in equity of AssetPoint, LLC (“AssetPoint”), a provider of integrated enterprise asset management and computerized maintenance management software and services based in Greenville, South Carolina. Under the terms of the investment, AssetPoint will pay interest on the subordinated debt at a fixed rate of 15.0% per annum.
     On March 7, 2008, the Company invested $1.0 million and $3.0 million in senior debt and subordinated debt, respectively, of Electronic Systems Protection, Inc. (“ESP”), a manufacturer of power protection technology for the office technology industry based in Zebulon, North Carolina. Under the terms of the investment, ESP will pay interest on the senior debt at a floating rate of LIBOR plus 375 basis points per annum and will pay interest on the subordinated debt at a fixed rate of 14.0% per annum.

Common Stock
PROSPECTUS

PART C
Other Information
Item 25 Financial Statements and Exhibits
     (1) Financial Statements
          The following financial statements of the Registrant are included in Part A of this Registration Statement:

Unaudited Financial Statements
Unaudited Consolidated Balance Sheet as of March 31, 2008 and Consolidated Balance Sheet as of December 31, 2007	F-1
Unaudited Consolidated Statement of Operations for the Three Months Ended March 31, 2008 and Unaudited Combined Statement of Operations for the Three Months Ended March 31, 2007	F-2
Unaudited Consolidated Statement of Changes in Net Assets for the Three Months Ended March 31, 2008 and Unaudited Combined Statement of Changes in Net Assets for the Three Months Ended March 31, 2007	F-3
Unaudited Consolidated Statement of Cash Flows for the Three Months Ended March 31, 2008 and Unaudited Combined Statement of Cash Flows for the Three Months Ended March 31, 2007	F-4
Unaudited Consolidated Schedule of Investments as of March 31, 2008	F-5
Consolidated Schedule of Investments as of December 31, 2007	F-9
Notes to Unaudited Financial Statements	F-12

Audited Financial Statements
Report of Independent Registered Public Accounting Firm	F-20
Consolidated Balance Sheet as of December 31, 2007 and Combined Balance Sheet as of December 31, 2006	F-21
Consolidated Statement of Operations for the year ended December 31, 2007 and Combined Statements of Operations for the years ended December 31, 2006 and 2005	F-22
Consolidated Statement of Changes in Net Assets for the year ended December 31, 2007 and Combined Statements of Changes in Net Assets for the years ended December 31, 2006 and 2005	F-23
Consolidated Statement of Cash Flows for the year ended December 31, 2007 and Combined Statements of Cash Flows for the years ended December 31, 2006 and 2005	F-24
Consolidated Schedule of Investments as of December 31, 2007	F-25
Combined Schedule of Investments as of December 31, 2006	F-29
Notes to Financial Statements	F-32
     (2) Exhibits

(a)	Articles of Amendment and Restatement of the Registrant (Incorporated by reference to Exhibit (k)(7) to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed on November 3, 2006)

(b)	Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit (b) to Amendment No. 1 to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed on December 29, 2006)

(c)	Not Applicable

(d)	Form of Common Stock Certificate (Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed on February 15, 2007)

(e)	Dividend Reinvestment Plan (Incorporated by reference to Exhibit 4.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 12, 2008)

(f)(1)	Debenture No. 08000219 dated March 27, 2008 by and between Triangle Mezzanine Fund LLLP and the U.S. Small Business Administration

(f)(2)	Debenture No. 08000216 dated April 11, 2008 by and between Triangle Mezzanine Fund LLLP and the U.S. Small Business Administration

(f)(3)	Debenture No. 08000218 dated April 28, 2008 by and between Triangle Mezzanine Fund LLLP and the U.S. Small Business Administration

(f)(4)	Debenture No. 08000403 dated May 29, 2008 by and between Triangle Mezzanine Fund LLLP and the U.S. Small Business Administration

(f)(5)	Debenture No. 08000404 dated May 29, 2008 by and between Triangle Mezzanine Fund LLLP and the U.S. Small Business Administration

(f)(6)	Debenture No. 08000405 dated June 11, 2008 by and between Triangle Mezzanine Fund LLLP and the U.S. Small Business Administration

(f)(7)	Agreement to Furnish Certain Instruments

(g)	Not Applicable

(h)	Form of Underwriting Agreement*

(i)	Triangle Capital Corporation Amended and Restated 2007 Equity Incentive Plan (Incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, filed on May 9, 2008)

(j)(1)	Custodian Agreement between the Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 10.7 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 29, 2007)

(j)(2)	Amendment to Custody Agreement between the Registrant and U.S. Bank National Association dated February 5, 2008 (Incorporated by reference to Exhibit 10.9 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007, filed on March 12, 2008)

(k)(1)	Stock Transfer Agency Agreement between the Registrant and The Bank of New York (Incorporated by reference to Exhibit (k)(1) to Amendment No. 4 to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed February 13, 2007)

(k)(2)	Employment Agreement between the Registrant and Garland S. Tucker, III dated February 21, 2007 (Incorporated by reference to Exhibit 10.1 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 29, 2007)

(k)(3)	Employment Agreement between the Registrant and Brent P.W. Burgess dated February 21, 2007 (Incorporated by reference to Exhibit 10.2 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 29, 2007)

(k)(4)	Employment Agreement between the Registrant and Steven C. Lilly dated February 21, 2007 (Incorporated by reference to Exhibit 10.3 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 29, 2007)

(k)(5)	Sublease Assignment and Assumption of Assignor’s Interest dated January 17, 2007 (Incorporated by reference to Exhibit 10.8 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 29, 2007)

(l)	Opinion and Consent of Counsel*

(m)	Not Applicable

(n)(1)	Consent of Ernst & Young LLP, the independent registered public accounting firm for Registrant

(n)(2)	Report of Ernst & Young LLP regarding the senior security table contained herein

(o)	Not Applicable

(p)	Subscription and Investment Letter Agreement between the Registrant and Garland S. Tucker III (Incorporated by reference to Exhibit (p) to the Registration Statement on Form N-2/N-5, File No. 333-138418, filed November 3, 2006)

(q)	Not Applicable

(r)	Code of Ethics (Incorporated by reference to Exhibit 14.1 to the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 29, 2007)

(s)	Power of Attorney (included on signature page hereto)

*	To be filed by amendment.
Item 26. Marketing Arrangements
     The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

SEC registration fee	$11,790
Nasdaq Global Market additional listing fee	*
FINRA fee	$30,500
Accounting fees and expenses	*
Legal fees and expenses	*
Printing and engraving	*
Miscellaneous fees and expenses	*
Total	*

*	To be provided by amendment.
     All of the expenses set forth above shall be borne by the Registrant.
Item 28. Persons Controlled By or Under Common Control
•	Triangle Mezzanine Fund LLLP, a North Carolina limited liability limited partnership and wholly-owned subsidiary of the Registrant

•	New Triangle GP, LLC, a North Carolina limited liability company and wholly-owned subsidiary of the Registrant

•	ARC Industries Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Brantley Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Energy Hardware Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Porter’s Group Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant

•	Tulcan Fund Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of the Registrant
     In addition, Triangle Capital Corporation may be deemed to control certain portfolio companies. For a more detailed discussion of these entities, see “Portfolio Companies” in the prospectus.
Item 29. Number of Holders of Securities
     The following table sets forth the number of record holders of the Registrant’s capital stock at May 30, 2008.

Number of
Title of Class	Record Holders
Common stock, $0.001 par value	70
Item 30. Indemnification
     Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
     Our articles of incorporation authorize us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity.
     Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity. Our bylaws also provide that, to the maximum extent permitted by

Maryland law, with the approval of our board of directors and provided that certain conditions described in our bylaws are met, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.
     Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
     The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.
Item 31. Business and Other Connections of Investment Adviser
     Not applicable.
Item 32. Location of Accounts and Records.
     All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the Registrant’s offices at 3600 Glenwood Avenue, Suite 104, Raleigh, North Carolina 27612.
Item 33. Management Services
     Not applicable.
Item 34. Undertakings
     1. We hereby undertake to suspend any offering of shares until the prospectus or prospectus supplement is amended if (1) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus.
     2. We hereby undertake:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:
(1)	to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2)	to reflect in the prospectus or prospectus supplement any facts or events after the effective date of this registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this registration statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in this registration statement or any material change to such information in this registration statement.
b.	for the purpose of determining any liability under the 1933 Act, that each such post-effective amendment to this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d.	for the purpose of determining liability under the 1933 Act to any purchaser, that if we are subject to Rule 430C under the 1933 Act, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
(1)	any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)	the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(3)	any other communication that is an offer in the offering made by us to the purchaser.

SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, State of North Carolina, on June 25, 2008.

TRIANGLE CAPITAL CORPORATION

By:	/s/ Garland S. Tucker, III
Name:	Garland S. Tucker, III
Title:	President, Chief Executive Officer & Chairman of the Board of Directors
     KNOW ALL MEN BY THESE PRESENTS, each person whose signature appears below hereby constitutes and appoints Garland S. Tucker, III , Steven C. Lilly and C. Robert Knox, Jr. his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments and post effective amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ Garland S. Tucker, III Garland S. Tucker, III	President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	June 25, 2008

/s/ Steven C. Lilly Steven C. Lilly	Chief Financial Officer, Treasurer, Secretary and Director (Principal Financial Officer)	June 25, 2008

/s/ Brent P. W. Burgess Brent P. W. Burgess	Chief Investment Officer and Director	June 25, 2008

/s/ C. Robert Knox, Jr. C. Robert Knox, Jr.	Controller (Principal Accounting Officer)	June 25, 2008

W. McComb Dunwoody	Director	June 25, 2008

Signature	Title	Date

/s/ Thomas M. Garrott, III Thomas M. Garrott, III	Director	June 25, 2008

/s/ Benjamin S. Goldstein Benjamin S. Goldstein	Director	June 25, 2008

/s/ Simon B. Rich, Jr. Simon B. Rich, Jr.	Director	June 25, 2008

/s/ Sherwood H. Smith, Jr. Sherwood H. Smith, Jr.	Director	June 25, 2008